                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-2031
--------------------------------------------------------------------------------
                               MFS SERIES TRUST V
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------
                   Date of fiscal year end: September 30, 2003
--------------------------------------------------------------------------------
                  Date of reporting period: September 30, 2003
--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds
ANNUAL REPORT 9/30/03


MFS(R) Research Fund

A path for pursuing opportunity


                                                    [MFS Logo](R)
                                                 INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms
o share balances and transactional history with us, our affiliates, or others
o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) RESEARCH FUND

The fund seeks long-term growth of capital and future income.

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              19
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     30
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INDEPENDENT AUDITORS' REPORT                      38
----------------------------------------------------
TRUSTEES AND OFFICERS                             39
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       41
----------------------------------------------------
FEDERAL TAX INFORMATION                           42
----------------------------------------------------
CONTACT INFORMATION                               43

-------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    October 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes
o time-tested money management process for pursuing consistent results
o full spectrum of investment products backed by MFS Original Research(R)
o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans
o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products
o analyzing financial statements and balance sheets
o talking extensively with companies' customers and competitors
o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The 12-month reporting period ended September 30, 2003 was marked by volatility but, in the end, rewarded long-term investors with better results than they had experienced in quite some time. Nearly all asset classes showed positive performance for the period.

Modest economic improvements and slightly stronger corporate earnings sparked a stock market rally in October and November 2002. The stock market cooled in the winter months of 2003 because of mixed economic signals and an increase in geopolitical tensions. However, the market began a rebound in mid-March that continued through August before taking a pause in September. Technology and utilities & communications stocks were among the market's leaders during the rallies.

DETRACTORS TO PERFORMANCE

The fund's underweighting in the technology sector early in the period was the primary reason fund performance lagged benchmark returns. Technology stock prices experienced their most explosive appreciation in the October/November rally, and the fund did not fully participate in that move. Although software manufacturer Oracle, integrated circuit maker Analog Devices, and computer software and storage provider VERITAS were among the strongest-performing stocks for the fund, our positions in these stocks could not offset that early underweighting in the sector. (The fund sold its holdings in Oracle Analog Devices, and VERITAS when they reached our price targets.) Fund performance was also held back by being underweighted in benchmark component stocks of semiconductor chip maker Intel, information technology provider IBM, and software provider Microsoft.

-----------------------------------------------
TOP 5 STOCK HOLDINGS
AS OF 9/30/03

CITIGROUP, INC.                            3.6%
Diversified financial services company
-----------------------------------------------
MICROSOFT CORP.                            3.6%
Computer software and systems company
-----------------------------------------------
WYETH                                      2.2%
Pharmaceutical and health care
products company
-----------------------------------------------
ALTRIA GROUP (formerly Philip Morris)      2.1%
Tobacco, food, and beverage
conglomerate
-----------------------------------------------
PROCTER & GAMBLE                           2.1%
Consumer products manufacturer
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

Sears Roebuck, in the retail sector, was one of our biggest disappointments for the period. The stock declined in the fall of 2002 after the company announced that the quality of its credit card portfolio was worse than the firm had previously known or disclosed. The company's stock price rose in 2003 after Sears announced that it would sell its troubled credit card business to focus more closely on restructuring its retail franchise. However, the stock's rise in 2003 was overshadowed by its poor performance earlier in the period. The fund did not own Sears stock at the end of the period.

Our holdings in financial services contributed strong absolute returns for the period; however, our holdings in the sector detracted from relative returns because we had very little exposure to some of the better-performing large banks. Stock brokerage firm Merrill Lynch was among the fund's better performers. Merrill's stock price rebounded with the 2003 market rally, but its performance was not as strong as that of others in the sector.

Although fundamentals continue to be quite strong for defense companies in general and Lockheed Martin in particular, the defense industry fell out of favor with investors early in the year. Performance for the defense group suffered when investors shifted their attention to companies whose earnings were more sensitive to an improving economy.

CONTRIBUTORS TO PERFORMANCE

Biotechnology stocks in the health care sector turned in the strongest performance for the period. In biotechnology, Genzyme and Genentech were the fund's top two contributors during the period. Investors had overreacted to near-term events at Genzyme, and its stock had fallen to excessively low levels in 2002. This year, sales picked up for the firm, and its developmental drugs showed surprising promise. The price of the stock rebounded, and we sold it when it reached our price target. Genentech's stock price received a lift from successful early trials of its colorectal cancer drug, Avastin.

Strong results from the fund's biotech stocks were diminished slightly by the performance of major pharmaceutical companies. Investors became concerned about decelerating growth industrywide, drug patent challenges, and pricing pressure from generic drugs. Although we believe that some of these concerns were valid, we think that investors may have overreacted in pushing down the prices of some of the pharmaceutical stocks that we continued to hold in the fund at the end of the period.

Leisure holdings AOL Time Warner and EchoStar Communications led that sector's performance. Our analysts found EchoStar attractive because they reasoned that it was less expensive to attach a dish to someone's home than it was to bring in a specialized line. The company continued to add subscribers and was recently able to raise prices with no apparent erosion in its subscriber base. The company received a further boost when it abandoned negotiations to buy Direct TV, which the fund did not own.

At the start of the period, AOL Time Warner's stock price fell amid investor worries about the viability of its core Internet business as broadband usage increased. We saw that in addition to its Internet holdings, the company had a strong asset base built on its media properties and cable offerings. The company's stock price began its ascent with the start of the March 2003 rally and received a further lift from rising revenues and net income from its cable subscriptions. AOL Time Warner was sold when it reached our price target.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS Global Equity Research Analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PERFORMANCE SUMMARY THROUGH 9/30/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the ten-year period ending September 30, 2003.)

                                                  Standard
                          MFS Research          & Poors 500
                         Fund - Class A         Stock Index
            9/93           $ 9,425                $10,000
            9/95            12,640                 13,448
            9/97            20,588                 22,722
            9/99            25,321                 31,667
            9/01            20,513                 26,328
            9/03            19,496                 26,042

TOTAL RETURNS

-----------------------
Average annual
without sales charge
-----------------------

                         Class
   Share class      inception date      1-yr      3-yr       5-yr      10-yr

        A             10/13/1971        19.28%    -16.54%    -0.91%      7.54%
------------------------------------------------------------------------------
        B              9/7/1993         18.54%    -17.09%    -1.55%      6.81%
------------------------------------------------------------------------------
        C              1/3/1994         18.45%    -17.10%    -1.55%      6.84%
------------------------------------------------------------------------------
        I              1/2/1997         19.72%    -16.25%    -0.55%      7.80%
------------------------------------------------------------------------------
        R             12/31/2002        19.05%    -16.59%    -0.94%      7.52%
------------------------------------------------------------------------------
      529A             7/31/2002        18.99%    -16.63%    -0.97%      7.51%
------------------------------------------------------------------------------
      529B             7/31/2002        18.24%    -16.85%    -1.12%      7.42%
------------------------------------------------------------------------------
      529C             7/31/2002        18.23%    -16.85%    -1.13%      7.42%

Comparative Benchmarks

-----------------------
Average annual
-----------------------

Average large-cap core fund+        20.86%     -12.31%      -0.01%       7.84%
------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                        24.38%     -10.13%       1.00%      10.04%

-----------------------
Average annual
with sales charge
-----------------------

   Share class                          1-yr      3-yr       5-yr      10-yr

        A                               12.42%    -18.17%    -2.07%      6.90%
------------------------------------------------------------------------------
        B                               14.54%    -17.82%    -1.85%      6.81%
------------------------------------------------------------------------------
        C                               17.45%    -17.10%    -1.55%      6.84%
------------------------------------------------------------------------------
      529A                              12.15%    -18.26%    -2.14%      6.87%
------------------------------------------------------------------------------
      529B                              14.24%    -17.54%    -1.42%      7.42%
------------------------------------------------------------------------------
      529C                              17.23%    -16.85%    -1.13%      7.42%

I and R class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-----------------------
Cumulative without
sales charge
-----------------------

        A                               19.28%    -41.87%    -4.46%    106.85%
------------------------------------------------------------------------------
        B                               18.54%    -43.00%    -7.50%     93.21%
------------------------------------------------------------------------------
        C                               18.45%    -43.02%    -7.53%     93.71%
------------------------------------------------------------------------------
        I                               19.72%    -41.26%    -2.74%    111.85%
------------------------------------------------------------------------------
        R                               19.05%    -41.98%    -4.64%    106.46%
------------------------------------------------------------------------------
      529A                              18.99%    -42.05%    -4.76%    106.20%
------------------------------------------------------------------------------
      529B                              18.24%    -42.50%    -5.50%    104.59%
------------------------------------------------------------------------------
      529C                              18.23%    -42.51%    -5.50%    104.58%

+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

STANDARD & POOR'S 500 STOCK INDEX - A commonly used measure of the broad U.S. stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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PORTFOLIO OF INVESTMENTS - 9/30/03
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund at the end of the period. It is categorized by broad-based asset classes.

Stocks - 98.8%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                 $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 90.7%
-----------------------------------------------------------------------------------------------------
Aerospace - 1.4%
-----------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 900,600             $41,562,690
-----------------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.7%
-----------------------------------------------------------------------------------------------------
Reebok International Ltd.                                             645,900             $21,592,437
-----------------------------------------------------------------------------------------------------

Banks & Credit Companies - 11.8%
-----------------------------------------------------------------------------------------------------
Bank of America Corp.                                                 649,800             $50,710,392
-----------------------------------------------------------------------------------------------------
Bank One Corp.                                                        768,300              29,694,795
-----------------------------------------------------------------------------------------------------
Banknorth Group, Inc.                                                 541,400              15,278,308
-----------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                     2,363,386             107,557,697
-----------------------------------------------------------------------------------------------------
Fannie Mae                                                            648,400              45,517,680
-----------------------------------------------------------------------------------------------------
Freddie Mac                                                           781,600              40,916,760
-----------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                790,800              23,834,712
-----------------------------------------------------------------------------------------------------
SouthTrust Corp.                                                        4,800                 141,072
-----------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                  389,000              23,483,930
-----------------------------------------------------------------------------------------------------
TCF Financial Corp.                                                   332,100              15,924,195
-----------------------------------------------------------------------------------------------------
                                                                                         $353,059,541
-----------------------------------------------------------------------------------------------------
Biotechnology - 2.2%
-----------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                          680,700             $43,952,799
-----------------------------------------------------------------------------------------------------
Genentech, Inc.*                                                      190,700              15,282,698
-----------------------------------------------------------------------------------------------------
Millipore Corp.*                                                      134,200               6,181,252
-----------------------------------------------------------------------------------------------------
                                                                                          $65,416,749
-----------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.7%
-----------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                    703,400             $26,940,220
-----------------------------------------------------------------------------------------------------
Cumulus Media, Inc., "A"*                                             794,500              13,546,225
-----------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   673,700              25,782,499
-----------------------------------------------------------------------------------------------------
Westwood One, Inc.*                                                   460,200              13,893,438
-----------------------------------------------------------------------------------------------------
                                                                                          $80,162,382
-----------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.7%
-----------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                              559,700             $24,744,337
-----------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                             299,600              25,136,440
-----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                        468,100              32,336,348
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                             529,700              28,354,841
-----------------------------------------------------------------------------------------------------
                                                                                         $110,571,966
-----------------------------------------------------------------------------------------------------
Business Services - 0.5%
-----------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc.*                                           546,600             $14,381,046
-----------------------------------------------------------------------------------------------------

Chemicals - 3.0%
-----------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                        643,200             $29,008,320
-----------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                    1,470,000              47,833,800
-----------------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                               1,049,100              13,407,498
-----------------------------------------------------------------------------------------------------
                                                                                          $90,249,618
-----------------------------------------------------------------------------------------------------
Computer Software - 7.0%
-----------------------------------------------------------------------------------------------------
Amdocs Ltd.*                                                        2,186,400             $41,104,320
-----------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                   647,500              22,766,100
-----------------------------------------------------------------------------------------------------
Microsoft Corp.                                                     3,817,700             106,093,883
-----------------------------------------------------------------------------------------------------
Netscreen Technologies, Inc.*                                       1,357,400              30,175,002
-----------------------------------------------------------------------------------------------------
Networks Associates, Inc.*                                            753,400              10,366,784
-----------------------------------------------------------------------------------------------------
                                                                                         $210,506,089
-----------------------------------------------------------------------------------------------------
Computer Software - Systems - 2.3%
-----------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                 1,935,300             $37,467,408
-----------------------------------------------------------------------------------------------------
International Business Machines Corp.                                 345,900              30,553,347
-----------------------------------------------------------------------------------------------------
                                                                                          $68,020,755
-----------------------------------------------------------------------------------------------------
Consumer Goods & Services - 3.8%
-----------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                  580,000             $29,765,600
-----------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                             1,055,300              22,868,351
-----------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                  663,300              61,567,506
-----------------------------------------------------------------------------------------------------
                                                                                         $114,201,457
-----------------------------------------------------------------------------------------------------
Containers - 1.0%
-----------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                      1,950,200             $29,213,996
-----------------------------------------------------------------------------------------------------

Electrical Equipment - 2.8%
-----------------------------------------------------------------------------------------------------
American Standard Cos., Inc.*                                         187,900             $15,830,575
-----------------------------------------------------------------------------------------------------
Black & Decker Corp.                                                  371,800              15,076,490
-----------------------------------------------------------------------------------------------------
Rockwell Automation, Inc.                                             277,600               7,287,000
-----------------------------------------------------------------------------------------------------
Tyco International Ltd.                                             2,211,500              45,180,945
-----------------------------------------------------------------------------------------------------
                                                                                          $83,375,010
-----------------------------------------------------------------------------------------------------
Electronics - 3.2%
-----------------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                          10,609,510             $30,661,484
-----------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                               824,400              27,823,500
-----------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.*                                                   1,107,500              14,609,032
-----------------------------------------------------------------------------------------------------
Xilinx, Inc.*                                                         775,900              22,120,909
-----------------------------------------------------------------------------------------------------
                                                                                          $95,214,925
-----------------------------------------------------------------------------------------------------
Energy - Independent - 0.4%
-----------------------------------------------------------------------------------------------------
Unocal Corp.                                                          369,800             $11,656,096
-----------------------------------------------------------------------------------------------------

Energy - Integrated - 2.3%
-----------------------------------------------------------------------------------------------------
ConocoPhillips                                                        114,900              $6,290,775
-----------------------------------------------------------------------------------------------------
ExxonMobil Corp.                                                    1,679,938              61,485,731
-----------------------------------------------------------------------------------------------------
                                                                                          $67,776,506
-----------------------------------------------------------------------------------------------------
Entertainment - 1.9%
-----------------------------------------------------------------------------------------------------
InterActive Corp.*                                                    425,100             $14,049,555
-----------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                   1,143,686              43,803,174
-----------------------------------------------------------------------------------------------------
                                                                                          $57,852,729
-----------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.1%
-----------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                       750,300              $3,871,548
-----------------------------------------------------------------------------------------------------

Food & Non Alcoholic Beverages - 2.5%
-----------------------------------------------------------------------------------------------------
Kellogg Co.                                                           430,800             $14,367,180
-----------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                       1,292,000              59,212,360
-----------------------------------------------------------------------------------------------------
                                                                                          $73,579,540
-----------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.8%
-----------------------------------------------------------------------------------------------------
Bowater, Inc.                                                         200,700              $8,441,442
-----------------------------------------------------------------------------------------------------
International Paper Co.                                               368,000              14,359,360
-----------------------------------------------------------------------------------------------------
                                                                                          $22,800,802
-----------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.8%
-----------------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                   783,700             $12,711,614
-----------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Co.                                         304,700              10,603,560
-----------------------------------------------------------------------------------------------------
                                                                                          $23,315,174
-----------------------------------------------------------------------------------------------------
General Merchandise - 4.0%
-----------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                         710,900             $38,033,150
-----------------------------------------------------------------------------------------------------
Target Corp.                                                          741,900              27,917,697
-----------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                 985,300              55,029,005
-----------------------------------------------------------------------------------------------------
                                                                                         $120,979,852
-----------------------------------------------------------------------------------------------------
Insurance - 3.2%
-----------------------------------------------------------------------------------------------------
American International Group, Inc.                                    807,200             $46,575,440
-----------------------------------------------------------------------------------------------------
Chubb Corp.                                                           315,380              20,461,854
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., "A"                                921,742              14,637,263
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., "B"                                868,036              13,784,412
-----------------------------------------------------------------------------------------------------
                                                                                          $95,458,969
-----------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 2.1%
-----------------------------------------------------------------------------------------------------
Caremark Rx, Inc.*                                                    705,300             $15,939,780
-----------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                                157,300               6,243,237
-----------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                             2,859,700              41,408,456
-----------------------------------------------------------------------------------------------------
                                                                                          $63,591,473
-----------------------------------------------------------------------------------------------------
Medical Equipment - 4.0%
-----------------------------------------------------------------------------------------------------
AmerisourceBergen Corp.                                               403,500             $21,809,175
-----------------------------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group                              636,800              14,207,008
-----------------------------------------------------------------------------------------------------
Baxter International, Inc.                                            806,400              23,433,984
-----------------------------------------------------------------------------------------------------
Guidant Corp.                                                       1,066,900              49,984,265
-----------------------------------------------------------------------------------------------------
Invitrogen Corp.*                                                     107,000               6,204,930
-----------------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                                268,700               5,830,790
-----------------------------------------------------------------------------------------------------
                                                                                         $121,470,152
-----------------------------------------------------------------------------------------------------
Oil Services - 2.4%
-----------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                   908,368             $21,755,414
-----------------------------------------------------------------------------------------------------
Halliburton Co.                                                       755,000              18,308,750
-----------------------------------------------------------------------------------------------------
Noble Corp.*                                                          350,600              11,916,894
-----------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                     438,200              21,208,880
-----------------------------------------------------------------------------------------------------
                                                                                          $73,189,938
-----------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.5%
-----------------------------------------------------------------------------------------------------
Flextronics International Ltd.*                                     1,083,700             $15,366,866
-----------------------------------------------------------------------------------------------------

Pharmaceuticals - 5.7%
-----------------------------------------------------------------------------------------------------
Johnson & Johnson Co.                                               1,080,600             $53,511,312
-----------------------------------------------------------------------------------------------------
Schering Plough Corp.                                               3,473,300              52,933,092
-----------------------------------------------------------------------------------------------------
Wyeth                                                               1,410,200              65,010,220
-----------------------------------------------------------------------------------------------------
                                                                                         $171,454,624
-----------------------------------------------------------------------------------------------------
Printing & Publishing - 1.6%
-----------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"*                                           466,700             $13,692,978
-----------------------------------------------------------------------------------------------------
McClatchy Co., "A"                                                     67,000               3,985,160
-----------------------------------------------------------------------------------------------------
New York Times Co., "A"                                               667,400              29,005,204
-----------------------------------------------------------------------------------------------------
                                                                                          $46,683,342
-----------------------------------------------------------------------------------------------------
Railroad & Shipping - 1.2%
-----------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                   613,800             $35,704,746
-----------------------------------------------------------------------------------------------------

Restaurants - 0.2%
-----------------------------------------------------------------------------------------------------
Brinker International, Inc.*                                          192,600              $6,425,136
-----------------------------------------------------------------------------------------------------

Specialty Stores - 1.6%
-----------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                      703,700             $22,412,845
-----------------------------------------------------------------------------------------------------
The TJX Cos., Inc.                                                  1,398,700              27,162,754
-----------------------------------------------------------------------------------------------------
                                                                                          $49,575,599
-----------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.3%
-----------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.*                                       1,115,500              $9,124,790
-----------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)*                                           4,968,800              28,471,224
-----------------------------------------------------------------------------------------------------
                                                                                          $37,596,014
-----------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 1.4%
-----------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                2,200,400             $42,995,816
-----------------------------------------------------------------------------------------------------

Telephone Services - 2.4%
-----------------------------------------------------------------------------------------------------
CenturyTel, Inc.                                                       50,370              $1,707,039
-----------------------------------------------------------------------------------------------------
Cincinnati Bell, Inc.*                                              1,692,300               8,613,807
-----------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                        1,873,400              60,773,096
-----------------------------------------------------------------------------------------------------
                                                                                          $71,093,942
-----------------------------------------------------------------------------------------------------
Tobacco - 2.1%
-----------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                  1,424,100             $62,375,580
-----------------------------------------------------------------------------------------------------

Utilities - Electric Power - 2.1%
-----------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                              252,100             $15,604,990
-----------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                     537,580              17,148,802
-----------------------------------------------------------------------------------------------------
PG&E Corp.*                                                           658,800              15,745,320
-----------------------------------------------------------------------------------------------------
TXU Corp.                                                             680,700              16,037,292
-----------------------------------------------------------------------------------------------------
                                                                                          $64,536,404
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $2,716,879,509
-----------------------------------------------------------------------------------------------------

Foreign Stocks - 8.1%
-----------------------------------------------------------------------------------------------------
Bermuda - 1.9%
-----------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                  952,400             $31,505,392
-----------------------------------------------------------------------------------------------------
XL Capital Ltd. (Insurance)                                           315,600              24,440,064
-----------------------------------------------------------------------------------------------------
                                                                                          $55,945,456
-----------------------------------------------------------------------------------------------------
Canada - 1.8%
-----------------------------------------------------------------------------------------------------
Magna International Inc., "A" (Automotive)                            190,900             $13,773,435
-----------------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*              6,182,300              25,347,430
-----------------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                          353,700              16,787,982
-----------------------------------------------------------------------------------------------------
                                                                                          $55,908,847
-----------------------------------------------------------------------------------------------------
Finland - 0.2%
-----------------------------------------------------------------------------------------------------
Nokia Corp., ADR (Telecommunications - Wireline)                      392,300              $6,119,880
-----------------------------------------------------------------------------------------------------

France - 0.7%
-----------------------------------------------------------------------------------------------------
Total Fina Elf S.A., "B" (Energy - Independent)                       136,200             $20,567,545
-----------------------------------------------------------------------------------------------------

Netherlands - 1.0%
-----------------------------------------------------------------------------------------------------
STMicroelectronics N.V. (Electronics)                               1,212,290             $29,155,575
-----------------------------------------------------------------------------------------------------

United Kingdom - 2.5%
-----------------------------------------------------------------------------------------------------
BHP Billiton PLC (Metals & Mining)                                  4,687,800             $31,130,233
-----------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                                   1,398,800              15,101,889
-----------------------------------------------------------------------------------------------------
Rio Tinto Group (Metals & Mining)*                                  1,352,900              28,852,859
-----------------------------------------------------------------------------------------------------
                                                                                          $75,084,981
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $242,782,284
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,776,585,212)                                         $2,959,661,793
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.9%
-----------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)                     $ VALUE
-----------------------------------------------------------------------------------------------------
Merrill Lynch, dated 9/30/03, due 10/01/03, total to be
received $26,587,790 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account), at Cost                                                     $26,587             $26,587,000
-----------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.4%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                 $ VALUE
-----------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Amortized Cost                                                 130,962,874            $130,962,874
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,934,135,086)                                    $3,117,211,667
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (4.1)%                                                  (120,479,567)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $2,996,732,100
-----------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 9/30/03

ASSETS


Investments, at value, including $127,401,456 of
securities on loan (identified cost, $2,934,135,086)          $3,117,211,667
-----------------------------------------------------------------------------------------------------
Cash                                                                  17,630
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   72,017,607
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   18,913,983
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  3,870,974
-----------------------------------------------------------------------------------------------------
Other assets                                                         149,157
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $3,212,181,018
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $75,805,753
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 7,548,321
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                       130,962,874
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      32,480
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     10,541
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        46,650
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                             1,042,299
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $215,448,918
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $2,996,732,100
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $4,409,410,538
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  183,089,549
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                         (1,609,179,486)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                   13,411,499
-----------------------------------------------------------------------------------------------------
Total                                                                                  $2,996,732,100
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 193,566,925
-----------------------------------------------------------------------------------------------------

Class A shares

  Net assets                                                  $1,475,897,332
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              92,849,761
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $15.90
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$15.90)                                                  $16.87
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class B shares
  Net assets                                                  $1,071,291,848
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              71,629,581
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.96
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $262,391,138
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              17,538,043
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.96
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $186,803,971
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              11,526,804
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.21
-----------------------------------------------------------------------------------------------------

Class R shares

  Net assets                                                         $40,096
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   2,526
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.87
-----------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                        $106,658
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   6,729
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $15.85
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$15.85)                                                  $16.82
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $111,312
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   7,467
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.91
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                         $89,745
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   6,014
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.92
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 9/30/03

NET INVESTMENT INCOME
Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                       $52,750,836
-----------------------------------------------------------------------------------------------------
  Interest                                                          1,450,703
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                             (392,424)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $53,809,115
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                  $12,972,180
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                               70,302
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                   3,168,426
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                            5,313,483
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                           11,282,098
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                            2,798,544
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                                   60
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                               136
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                             1,007
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                               559
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                         97
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        252
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                        140
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                  264,536
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                       868,346
-----------------------------------------------------------------------------------------------------
  Printing                                                            204,012
-----------------------------------------------------------------------------------------------------
  Postage                                                             359,789
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                        35,200
-----------------------------------------------------------------------------------------------------
  Legal fees                                                           22,405
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                     3,574,127
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $40,935,699
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (737,462)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $40,198,237
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $13,610,878
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                       $(190,836,121)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        25,897
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                                   $(190,810,224)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                    $696,905,103
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                          (25,121)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                     $696,879,982
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                         $506,069,758
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $519,680,636
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 9/30                                            2003                     2002
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                    $13,610,878               $(6,153,011)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                          (190,810,224)             (760,726,378)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                            696,879,982                (8,754,927)
--------------------------------------------------------     --------------           ---------------
Increase (decrease) in net assets from operations              $519,680,636             $(775,634,316)
--------------------------------------------------------     --------------           ---------------
Net decrease in net assets from fund
share transactions                                            $(505,095,325)            $(877,389,732)
--------------------------------------------------------     --------------           ---------------
Total increase (decrease) in net assets                         $14,585,311           $(1,653,024,048)
--------------------------------------------------------     --------------           ---------------

NET ASSETS

At beginning of period                                       $2,982,146,789            $4,635,170,837
-----------------------------------------------------------------------------------------------------
At end of period (including undistributed net
investment income and accumulated net investment loss
of $13,411,499 and $225,276, respectively)                   $2,996,732,100            $2,982,146,789
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 9/30

CLASS A                                 2003                2002                2001                2000                1999
Net asset value, beginning
of period                             $13.33              $16.73              $31.40              $25.58              $21.45
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)         $0.11               $0.03              $(0.00)+++          $(0.05)             $(0.02)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  2.46               (3.43)             (11.15)               8.01                5.10
----------------------------------    ------              ------              ------              ------              ------
Total from investment
operations                             $2.57              $(3.40)            $(11.15)              $7.96               $5.08
----------------------------------    ------              ------              ------              ------              ------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
  From net realized gain on
  investments and foreign
  currency transactions                  $--                 $--              $(3.42)             $(2.14)             $(0.95)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                            --                  --               (0.10)                 --                  --
----------------------------------    ------              ------              ------              ------              ------
Total distributions declared
to shareholders                          $--                 $--              $(3.52)             $(2.14)             $(0.95)
----------------------------------    ------              ------              ------              ------              ------
Net asset value, end of period        $15.90              $13.33              $16.73              $31.40              $25.58
----------------------------------    ------              ------              ------              ------              ------
Total return (%)(+)                    19.28&             (20.32)             (38.83)              32.45               24.09
----------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:
Expenses##                              1.06                1.08                0.99                0.96                0.98
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            0.74                0.20               (0.01)              (0.16)              (0.06)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                       114                  99                  91                  95                  93
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                     $1,475,897          $1,492,299          $2,213,955          $3,795,327          $3,061,563
----------------------------------------------------------------------------------------------------------------------------

+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  & The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 18.75%.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

CLASS B                                 2003                2002                2001                2000                1999
Net asset value, beginning
of period                             $12.62              $15.95              $30.09              $24.74              $20.90
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS#
  Net investment income (loss)         $0.01              $(0.08)             $(0.15)             $(0.23)             $(0.18)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  2.33               (3.25)             (10.65)               7.72                4.97
----------------------------------    ------              ------              ------              ------              ------
Total from investment operations       $2.34              $(3.33)            $(10.80)              $7.49               $4.79
----------------------------------    ------              ------              ------              ------              ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                  $--                 $--              $(3.25)             $(2.14)             $(0.95)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                            --                  --               (0.09)                 --                  --
----------------------------------    ------              ------              ------              ------              ------
Total distributions declared
to shareholders                          $--                 $--              $(3.34)             $(2.14)             $(0.95)
----------------------------------    ------              ------              ------              ------              ------
Net asset value, end of period        $14.96              $12.62              $15.95              $30.09              $24.74
----------------------------------    ------              ------              ------              ------              ------
Total return (%)                       18.54&             (20.88)             (39.23)              31.60               23.31
----------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:
Expenses##                              1.70                1.73                1.64                1.61                1.63
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            0.09               (0.45)              (0.66)              (0.81)              (0.71)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                       114                  99                  91                  95                  93
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                     $1,071,292          $1,172,864          $1,896,352          $3,455,142          $2,753,935
----------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 17.99%.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

CLASS C                                         2003              2002              2001              2000              1999
Net asset value, beginning of period          $12.63            $15.95            $30.11            $24.75            $20.92
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)                 $0.01            $(0.08)           $(0.15)           $(0.23)           $(0.18)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                      2.32             (3.24)           (10.66)             7.73              4.96
-----------------------------------------    -------            ------            ------            ------            ------
Total from investment operations               $2.33            $(3.32)          $(10.81)            $7.50             $4.78
-----------------------------------------    -------            ------            ------            ------            ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                                   $--               $--            $(3.26)           $(2.14)           $(0.95)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                    --                --             (0.09)               --                --
-----------------------------------------    -------            ------            ------            ------            ------
Total distributions declared to
shareholders                                     $--               $--            $(3.35)           $(2.14)           $(0.95)
-----------------------------------------    -------            ------            ------            ------            ------
Net asset value, end of period                $14.96            $12.63            $15.95            $30.11            $24.75
-----------------------------------------    -------            ------            ------            ------            ------
Total return (%)                               18.45&           (20.82)           (39.25)            31.58             23.35
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                      1.70              1.73              1.64              1.61              1.63
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    0.09             (0.45)            (0.66)            (0.81)            (0.71)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                               114                99                91                95                93
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                               $262,391          $297,647          $513,120          $910,205          $699,816
----------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 17.89%.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

CLASS I                                             2003             2002             2001             2000             1999
Net asset value, beginning of period              $13.54           $16.94           $31.76           $25.77           $21.52
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income                            $0.17            $0.10            $0.08            $0.06            $0.07
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               2.50            (3.50)          (11.28)            8.07             5.13
---------------------------------------------    -------           ------           ------           ------           ------
Total from investment operations                   $2.67           $(3.40)         $(11.20)           $8.13            $5.20
---------------------------------------------    -------           ------           ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                  $--              $--           $(3.52)          $(2.14)          $(0.95)
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --               --            (0.10)              --               --
---------------------------------------------    -------           ------           ------           ------           ------
Total distributions declared to
shareholders                                         $--              $--           $(3.62)          $(2.14)          $(0.95)
---------------------------------------------    -------           ------           ------           ------           ------
Net asset value, end of period                    $16.21           $13.54           $16.94           $31.76           $25.77
---------------------------------------------    -------           ------           ------           ------           ------
Total return (%)                                   19.72&          (20.07)          (38.61)           32.90            24.59
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                          0.72             0.73             0.64             0.61             0.63
----------------------------------------------------------------------------------------------------------------------------
Net investment income                               1.08             0.55             0.34             0.20             0.29
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   114               99               91               95               93
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                   $186,804          $19,244          $11,744          $20,919          $19,488
----------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 19.20%.

See notes to financial statements.

FOR PERIOD ENDED 9/30

CLASS R                                                                 2003*

Net asset value, beginning of period                                   $14.14
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                 $0.07
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                       1.66
------------------------------------------------------------------    -------
Total from investment operations                                        $1.73
------------------------------------------------------------------    -------
Net asset value, end of period                                         $15.87
------------------------------------------------------------------    -------
Total return (%)                                                        12.23++&
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                               1.21+
-----------------------------------------------------------------------------
Net investment income                                                    0.56+
-----------------------------------------------------------------------------
Portfolio turnover                                                        114
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $40
-----------------------------------------------------------------------------
 * For the period from the inception of Class R shares, December 31, 2002, through September 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 11.74%.

See notes to financial statements.

Financial Highlights - continued

                                   YEAR              PERIOD          YEAR           PERIOD            YEAR          PERIOD
                                  ENDED               ENDED          ENDED           ENDED           ENDED           ENDED
                                 9/30/03             9/30/02*       9/30/03         9/30/02*         9/30/03        9/30/02*
---------------------------------------------------------------------------------------------------------------------------
                                         CLASS 529A                       CLASS 529B                       CLASS 529C
Net asset value, beginning of
period                           $13.32              $14.64          $12.61          $13.88           $12.62         $13.89
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment income gain
  (loss)                          $0.08               $0.01          $(0.02)          $0.00           $(0.02)         $0.00
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency             2.45               (1.33)           2.32           (1.27)            2.32          (1.27)
---------------------------      ------              ------          ------          ------           ------         ------
Total from investment
operations                        $2.53              $(1.32)          $2.30          $(1.27)           $2.30         $(1.27)
---------------------------      ------              ------          ------          ------           ------         ------
Net asset value,
end of period                    $15.85              $13.32          $14.91          $12.61           $14.92         $12.62
---------------------------      ------              ------          ------          ------           ------         ------
Total return (%)                  18.99(+)&           (9.02)++(+)     18.24&           9.15++          18.23&          (9.14)++
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET
ASSETS AND SUPPLEMENTAL DATA:

Expenses##                         1.31                1.33+           1.95            1.98+            1.96           1.98+
---------------------------------------------------------------------------------------------------------------------------
Net investment
income gain (loss)                 0.53                0.68+          (0.16)           0.03+           (0.11)          0.11+
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                  114                  99             114              99              114             99
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                      $107                  $5            $111             $79              $90             $8
---------------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529 shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
(+) Total returns for Class 529A shares do not include applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  & The fund's total return calculation includes payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 for Class 529A, Class 529B, and Class 529C would have been
    18.47%, 17.68%, and 17.67%, respectively.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $71,464 of deferred Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $572,615 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year, the fund's other expenses were reduced by $164,847 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions paid to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The fund paid no distributions for the years ended September 30, 2003 and September 30, 2002.

During the year ended September 30, 2003, accumulated undistributed net investment income increased by $25,897, accumulated net realized loss on investments and foreign currency transactions increased by $1,337,193, and paid-in capital increased by $1,311,296 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                         $13,643,093
      ------------------------------------------------------------------
      Capital loss carryforward                          (1,481,722,271)
      ------------------------------------------------------------------
      Post-October capital loss deferral                    (79,687,400)
      ------------------------------------------------------------------
      Unrealized appreciation                               135,319,734
      ------------------------------------------------------------------
      Other temporary differences                              (231,594)
      ------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

      EXPIRATION DATE

      September 30, 2009                                   $(34,337,362)
      ------------------------------------------------------------------
      September 30, 2010                                   (694,231,122)
      ------------------------------------------------------------------
      September 30, 2011                                   (753,153,787)
      ------------------------------------------------------------------
      Total                                             $(1,481,722,271)
      ------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the funds average daily net assets.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for inactive Trustees and an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a net increase of $20,845 as a result of the change in the fund's pension liability for active Trustees and a pension expense of $16,974 for inactive trustees for the year ended September 30, 2003.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee not to exceed the following annual percentages of the fund's average daily net assets:

      First $2 billion                                           0.0175%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0130%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0005%
      ------------------------------------------------------------------
      In excess of $7 billion                                    0.0000%
      ------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $101,392 and $173 for the year ended September 30, 2003, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                          CLASS A        CLASS B      CLASS C      CLASS R      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee            0.10%          0.75%        0.75%        0.25%           0.25%           0.75%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Service Fee                 0.25%          0.25%        0.25%        0.25%           0.25%           0.25%           0.25%
--------------------------------------------------------------------------------------------------------------------------
Total Distribution
Plan                        0.35%          1.00%        1.00%        0.50%           0.50%           1.00%           1.00%
--------------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended September 30,
2003, amounted to:

                          CLASS A        CLASS B      CLASS C      CLASS R      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee
Retained by MFD         $105,535         $9,358       $8,912          $--             $12              $2              $9
--------------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the year ended September 30, 2003, were as follows:

                          CLASS A        CLASS B      CLASS C      CLASS R      CLASS 529A      CLASS 529B      CLASS 529C
Effective Annual
Percentage Rates            0.35%          1.00%        1.00%        0.50%           0.35%           1.00%           1.00%
--------------------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2003, were as follows:

                         CLASS A    CLASS B    CLASS C   CLASS 529B   CLASS 529C

Contingent Deferred
Sales Charges Imposed    $175,301  $1,680,270  $16,545       $--          $--

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,352,064,333 and $3,843,790,669, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                     $2,981,876,490
      ------------------------------------------------------------------
      Gross unrealized appreciation                        $204,448,883
      ------------------------------------------------------------------
      Gross unrealized depreciation                         (69,113,706)
      ------------------------------------------------------------------
      Net unrealized appreciation                          $135,335,177
      ------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                      Year ended 9/30/03                      Year ended 9/30/02
                                 SHARES              AMOUNT               SHARES              AMOUNT

CLASS A SHARES

Shares sold                      499,502,708       $7,226,793,730         340,255,244       $5,592,060,005
-------------------------------------------------------------------------------------------------------------
Shares reacquired               (518,612,584)      (7,510,187,144)       (360,623,812)      (5,934,591,596)
-------------------------------------------------------------------------------------------------------------
Net decrease                     (19,109,876)       $(283,393,414)        (20,368,568)       $(342,531,591)
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                        4,154,201          $57,512,030           6,348,423         $104,611,686
-------------------------------------------------------------------------------------------------------------
Shares reacquired                (25,455,878)        (351,153,416)        (32,342,433)        (514,563,740)
-------------------------------------------------------------------------------------------------------------
Net decrease                     (21,301,677)       $(293,641,386)        (25,994,010)       $(409,952,054)
-------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                        2,211,114          $30,311,393           3,100,147          $50,206,619
-------------------------------------------------------------------------------------------------------------
Shares reacquired                 (8,248,730)        (113,137,745)        (11,689,790)        (185,815,096)
-------------------------------------------------------------------------------------------------------------
Net decrease                      (6,037,616)        $(82,826,352)         (8,589,643)       $(135,608,477)
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                       12,083,445         $182,572,702             875,472          $13,074,661
-------------------------------------------------------------------------------------------------------------
Shares reacquired                 (1,977,717)         (28,030,740)           (147,835)          (2,475,508)
-------------------------------------------------------------------------------------------------------------
Net increase                      10,105,728         $154,541,962             727,637          $10,599,153
-------------------------------------------------------------------------------------------------------------

                                    Period ended 9/30/03**
                                 SHARES              AMOUNT

CLASS R SHARES

Shares sold                            2,917              $44,995
--------------------------------------------------------------------
Shares reacquired                       (391)              (6,279)
--------------------------------------------------------------------
Net increase                           2,526              $38,716
--------------------------------------------------------------------

                                      Year ended 9/30/03                     Period ended 9/30/02*
                                 SHARES              AMOUNT               SHARES              AMOUNT

CLASS 529A SHARES

Shares sold                            6,385              $97,154                 359               $5,200
-------------------------------------------------------------------------------------------------------------
Shares reacquired                        (15)                (214)                 --                   --
-------------------------------------------------------------------------------------------------------------
Net increase                           6,370              $96,940                 359               $5,200
-------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                            4,325              $62,410               6,295              $89,038
-------------------------------------------------------------------------------------------------------------
Shares reacquired                     (3,153)             (46,875)                 --                   --
-------------------------------------------------------------------------------------------------------------
Net increase                           1,172              $15,535               6,295              $89,038
-------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                            5,358              $72,884                 671               $8,999
-------------------------------------------------------------------------------------------------------------
Shares reacquired                        (15)                (210)                 --                   --
-------------------------------------------------------------------------------------------------------------
Net increase                           5,343              $72,674                 671               $8,999
-------------------------------------------------------------------------------------------------------------
 * Commencement of operations for Classes 529, July 31, 2002.
** Commencement of operations for Class R, December 31, 2002.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $19,283 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust V and Shareholders of
MFS Research Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Fund (one of the series comprising MFS Series Trust V) (the "Trust"), including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 7, 2003

-------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37)                   investment trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41)                         (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36)                           ELAINE R. SMITH (born 04/25/46)
Trustee                                                  Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN (born 09/12/59)                           ROBERT R. FLAHERTY (born 09/18/63)
Trustee and President                                    Assistant Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59)                  RICHARD M. HISEY (born 08/29/58)
Assistant Secretary and Assistant Clerk                  Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
STEPHEN E. CAVAN (born 11/06/53)                         Executive Vice President and Chief Financial
Secretary and Clerk                                      Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President, General Counsel and Secretary
                                                         ELLEN MOYNIHAN (born 11/13/57)
                                                         Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)                     Massachusetts Financial Services Company, Vice
Assistant Treasurer                                      President
Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             JAMES O. YOST (born 06/12/60)
Harriman & Co., Senior Vice President (November          Assistant Treasurer
2002 to April 2003); ING Groep N.V./Aeltus               Massachusetts Financial Services Company, Senior
Investment Management, Senior Vice President             Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 110 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              AUDITORS
MFS Fund Distributors, Inc.                              Deloitte & Touche LLP
500 Boylston Street, Boston, MA
02116-3741

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli(1)

(1) MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number             Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606           8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576           9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day,
or stock and bond outlooks     touch-tone required    365 days a year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                            MFR-ANN-11/03 327M

MFS(R) Mutual Funds

ANNUAL REPORT 9/30/03

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
------------------------------------------
MFS(R) INTERNATIONAL STRATEGIC VALUE FUND
------------------------------------------

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

Seeks capital appreciation.

MFS(R) INTERNATIONAL STRATEGIC VALUE FUND

Seeks capital appreciation.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms
o share balances and transactional history with us, our affiliates, or others
o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements. Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------
MFS PRIVACY POLICY
----------------------------------------------------
MANAGEMENT REVIEW                                  1
----------------------------------------------------
PERFORMANCE SUMMARY                                3
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                           6
----------------------------------------------------
FINANCIAL STATEMENTS                              12
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     22
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      26
----------------------------------------------------
FEDERAL TAX INFORMATION                           27
----------------------------------------------------
TRUSTEES AND OFFICERS                             28

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MANAGEMENT REVIEW INTERNATIONAL STRATEGIC GROWTH FUND
-------------------------------------------------------------------------------

Dear Shareholders,

The fund's investment objective is capital appreciation through investing mainly in stocks of companies whose principal activities are outside the United States. We manage the portfolio from the bottom up, making buy and sell decisions on a company-by-company basis. Therefore, the portfolio's relative country, regional, and sector weightings versus the fund's benchmark, the MSCI EAFE Index, are merely byproducts of where MFS Original Research(R) has found opportunities - companies that we believe offer above-average earnings or cash flow growth and are trading at attractive valuations. These companies may be of any size. The fund may invest in emerging market companies.

Concentration in a relatively small number of stocks is an important element of the fund's strategy; our intent is to have the fund's holdings represent a concentrated group of the "best ideas" of the MFS Research team, which includes analysts and portfolio managers. At the end of the period, the fund consisted of 42 holdings, and we expect it will remain at about that level.

DETRACTORS FROM PERFORMANCE
Basic materials, consumer staples, and utilities and communications were the fund's weakest-performing areas over the period. Dutch pharmaceutical and chemical firm Akzo Nobel and Swiss agricultural chemical manufacturer Syngenta were the portfolio's chief detractors in the basic materials sector. We sold both positions during the period.

A key factor in our relative underperformance in the consumer staples area was our overweighting in the sector, which underperformed the broad market. In addition, results were hurt by our positions in Japanese cosmetics company Shiseido, which was sold out of the portfolio, and in U.K.-headquartered beverage firm Diageo. In the utilities and communications area, although stock selection was positive for performance, our underweighting in the sector hurt relative performance as the sector rose strongly over the period. Similarly, an underweighting in the financial services sector hurt performance as that sector rallied over the period. The fund's stock selection within the sector, however, was relatively strong. Relative performance was also held back by our position in Dutch publisher Reed Elsevier.

CONTRIBUTORS TO PERFORMANCE
Over the period, the fund's strongest-performing sectors relative to its benchmark included health care, leisure, and retailing. Within health care, the fund's largest sector concentration as of period-end, the fund benefited from strong stock selection. Holdings that helped performance included Swiss medical device maker Synthes-Stratec, Japanese firm Chugai Pharmaceutical, and U.K.-headquartered pharmaceutical company GlaxoSmithKline.

Stock selection in the leisure sector was also positive for performance. Positions that contributed to results included British broadcasting firms Granada and British Sky Broadcasting, as well as Australia-headquartered media conglomerate News Corporation. We sold News Corp. out of the portfolio during the period and took some profits. In the retailing sector, the fund benefited from positions in British clothing retailer Next, which was also sold during the period, U.K.-based do-it-yourself chain Kingfisher, and Hong Kong-headquartered fashion retailer Esprit Holdings. Stocks in other sectors that helped performance included Australia-based insurer QBE Insurance, The Royal Bank of Scotland, French information technology consulting firm Cap Gemini Ernst & Young, and French semiconductor firm ST Microelectronics. Our holdings in the Royal Bank of Scotland and Cap Gemini Ernst & Young have since been sold out of the portfolio.

     Respectfully,

 /s/ David R. Mannheim

     David R. Mannheim
     Portfolio Manager

-------------------------------------------------------------------------------
MANAGEMENT REVIEW INTERNATIONAL STRATEGIC VALUE FUND
-------------------------------------------------------------------------------

Dear Shareholders,

The fund focuses on companies that its investment adviser, MFS, believes are undervalued in the market relative to their long-term potential. The stocks of these companies may be undervalued because investors have overlooked them or because they are temporarily out of favor among investors due to a decline in the market, poor economic conditions, or developments that affected the issuer or the issuer's industry. Generally the fund invests in at least three different countries and in stocks issued by companies with relatively large market capitalizations. Although the fund has historically invested in some U.S. stocks, it is expected that it will invest almost exclusively in non-U.S. stocks.

Securities are selected based upon fundamental analysis that closely examines factors that include a company's earnings, cash flow, and management strength. This research is performed by the fund's portfolio manager and MFS' global equity research analyst team.

DETRACTORS FROM PERFORMANCE
The consumer staples, basic materials, and health care sectors posted the weakest returns for the fund during the period. Diageo in consumer staples was one of the portfolio's chief detractors for the period, along with other stocks in the sector that included Altria (formerly Philip Morris), Shiseido, and Reckitt Benckiser. The fund's holdings in Akzo Nobel and Syngenta detracted from performance in the basic materials group. In health care, Aventis, Schering AG, and AstraZeneca were disappointments for the period. Other detractors from performance included Reed Elsevier and Quebecor World in the leisure sector and Sears Roebuck in retailing. By the end of the period, Altria, Quebecor World, Shiseido, and Sears had been sold from the portfolio.

CONTRIBUTORS TO PERFORMANCE
Stock selection in the transportation, energy, and retailing sectors added to the fund returns for the period. The strongest performers in the transportation sector were Deutsche Post and Canadian National. Energy sector returns were helped by the fund's avoidance of BP Amoco, Royal Dutch Petroleum, and Shell. The fund received solid performance contributions from a number of its retailing stocks, such as Fast Retailing, Cortefiel, and Kingfisher. Their results helped to offset the weak performance of Sears in the same sector. Financials services stocks QBE Insurance Group, Aeon Credit Services, and Depfa Bank lifted fund returns, as did TF1-TV and Eastman Kodak in the leisure sector as well as KDDI in utilities and communications. ST Microelectronics contributed strong returns in technology, and so did 3M Company in the basic materials sector.

TF1, ST Microelectronics, 3M, Eastman Kodak, and Deutsche Post reached our performance targets and were sold during the period.

     Respectfully,

 /s/ Barnaby Wiener

     Barnaby Wiener
     Portfolio Manager

Note to Shareholders: Effective May 1, 2003 Barnaby Wiener became Portfolio Manager of the fund replacing Frederick J. Simmons.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 9/30/03
--------------------------------------------------------------------------------

Currently, the funds offer only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of the funds' Class A shares in comparison to their benchmarks. Performance results reflect the maximum applicable sales charge and the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

MFS INTERNATIONAL STRATEGIC GROWTH FUND(1)(2)(3)(4)(5)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2003. Index information is from October 1, 1997.)

                           MFS International
                           Strategic Growth         MSCI
                            Fund - Class A       EAFE Index
              --------------------------------------------
              10/97            $ 9,525            $10,000
               9/98              9,220              9,192
               9/99             13,257             12,070
               9/00             15,727             12,484
               9/01             12,316              8,954
               9/02             11,623              7,587
               9/03             13,990              9,601

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------
                       Class
  Share class      inception date      1-yr       3-yr       5-yr       Life*
------------------------------------------------------------------------------
       A              10/9/97         +20.37%    - 3.83%     +8.70%     +6.65%
------------------------------------------------------------------------------
       I              10/9/97         +20.42%    - 3.81%     +8.72%     +6.70%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative Benchmarks
------------------------------------------------------------------------------
Average international fund+           +22.94%    -10.06%     +1.21%     -1.09%
------------------------------------------------------------------------------
MSCI EAFE Index#                      +26.54%    - 8.38%     +0.87%     -0.68%
------------------------------------------------------------------------------

--------------------
  Average annual
with sales charge**
--------------------

------------------------------------------------------------------------------
       A                              +14.65%    - 5.37%     +7.64%     +5.78%
------------------------------------------------------------------------------
I class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                              +20.37%    -11.04%    +51.74%    +46.88%
------------------------------------------------------------------------------
       I                              +20.42%    -11.01%    +51.87%    +47.32%
------------------------------------------------------------------------------

 * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2003. Index information is from October 1, 1997.
** Takes into account the maximum sales charge of 4.75%.
 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 # Source: Standard & Poor's Micropal, Inc.

MFS INTERNATIONAL STRATEGIC VALUE FUND(1)(2)(3)(5)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2003. Index information is from October 1, 1997.)

                           MFS International
                            Strategic Value         MSCI
                            Fund - Class A       EAFE Index
              --------------------------------------------
              10/97            $ 9,525            $10,000
               9/98              9,973              9,192
               9/99             12,966             12,070
               9/00             14,810             12,484
               9/01             11,537              8,954
               9/02             10,575              7,587
               9/03             12,606              9,601

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                       Class
  Share class      inception date     1-yr       3-yr       5-yr       Life*
------------------------------------------------------------------------------
       A              10/9/97         +19.20%    - 5.23%     +4.80%     +4.80%
------------------------------------------------------------------------------
       I              10/9/97         +19.11%    - 5.25%     +4.72%     +4.74%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative Benchmarks
------------------------------------------------------------------------------
Average international fund+           +22.94%    -10.06%     +1.21%     -1.09%
------------------------------------------------------------------------------
MSCI EAFE Index#                      +26.54%    - 8.38%     +0.87%     -0.68%
------------------------------------------------------------------------------

--------------------
  Average annual
with sales charge**
--------------------

------------------------------------------------------------------------------
       A                              +13.54%    - 6.75%     +3.78%     +3.95%
------------------------------------------------------------------------------

I class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                              +19.20%    -14.88%    +26.40%    +32.34%
------------------------------------------------------------------------------
       I                              +19.11%    -14.94%    +25.94%    +31.85%
------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2003. Index information is from October 1, 1997.
** Takes into account the maximum sales charge of 4.75%.
 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX - A commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflect the deduction of the maximum 4.75% sales charge. Class I shares have no sales charges and are available only to certain investors.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) When concentrating on one issuer, the portfolio is sensitive to changes in these securities.

(5) These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 9/30/03 MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.3%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES             $ VALUE
-----------------------------------------------------------------------------------------------------
Australia - 4.3%
-----------------------------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Insurance)*                                       5,224             $35,394
-----------------------------------------------------------------------------------------------------
Tab Ltd. (Gaming & Lodging)                                                10,740              24,256
-----------------------------------------------------------------------------------------------------
                                                                                              $59,650
-----------------------------------------------------------------------------------------------------
Austria - 3.5%
-----------------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks &
Credit Cos.)                                                                  480             $48,575
-----------------------------------------------------------------------------------------------------
Canada - 5.2%
-----------------------------------------------------------------------------------------------------
BCE, Inc. (Telephone Services)                                              1,148             $24,779
-----------------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                           500              26,010
-----------------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil Services)                                500              20,581
-----------------------------------------------------------------------------------------------------
                                                                                              $71,370
-----------------------------------------------------------------------------------------------------
France - 14.1%
-----------------------------------------------------------------------------------------------------
Axa (Insurance)                                                             1,500             $25,290
-----------------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                                    1,400              32,218
-----------------------------------------------------------------------------------------------------
L'Air Liquide S.A. (Specialty Chemicals)                                      245              34,628
-----------------------------------------------------------------------------------------------------
Loreal (Consumer Goods & Services)                                            300              20,502
-----------------------------------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)                                      760              46,226
-----------------------------------------------------------------------------------------------------
Total Fina Elf S.A., "B" (Energy - Independent)                               245              36,997
-----------------------------------------------------------------------------------------------------
                                                                                             $195,861
-----------------------------------------------------------------------------------------------------
Germany - 2.6%
-----------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                      940             $35,542
-----------------------------------------------------------------------------------------------------
Hong Kong - 2.8%
-----------------------------------------------------------------------------------------------------
Esprit Holdings Ltd. (Specialty Stores)                                    13,000             $39,532
-----------------------------------------------------------------------------------------------------
Hungary - 2.2%
-----------------------------------------------------------------------------------------------------
OTP Bank Ltd., ADR (Banks & Credit Cos.)*                                   1,300             $30,940
-----------------------------------------------------------------------------------------------------
Japan - 18.2%
-----------------------------------------------------------------------------------------------------
Bridgestone Corp. (Automotive)                                              2,000             $26,837
-----------------------------------------------------------------------------------------------------
Canon, Inc., ADR (PC & Peripheral)                                            600              29,232
-----------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                           3,200              40,009
-----------------------------------------------------------------------------------------------------
Japan Telecom Holdings Co., Ltd. (Telephone Services)                          13              38,505
-----------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                                 9              45,721
-----------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                      3,000              41,520
-----------------------------------------------------------------------------------------------------
Yamaha Corp. (Leisure & Toys)                                               1,600              30,373
-----------------------------------------------------------------------------------------------------
                                                                                             $252,197
-----------------------------------------------------------------------------------------------------
Netherlands - 4.4%
-----------------------------------------------------------------------------------------------------
Elsevier N.V. (Printing & Publishing)                                       2,980             $33,681
-----------------------------------------------------------------------------------------------------
STMicroelectronics N.V. (Electronics)                                       1,120              27,079
-----------------------------------------------------------------------------------------------------
                                                                                              $60,760
-----------------------------------------------------------------------------------------------------
Singapore - 2.6%
-----------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                     38,000             $36,478
-----------------------------------------------------------------------------------------------------
Spain - 2.4%
-----------------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)                                        2,776             $32,799
-----------------------------------------------------------------------------------------------------
Sweden - 3.2%
-----------------------------------------------------------------------------------------------------
Hennes & Mauritz AB (Specialty Stores)                                      1,930             $43,715
-----------------------------------------------------------------------------------------------------
Switzerland - 11.3%
-----------------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcoholic Beverages)                                  150             $34,608
-----------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                               1,210              46,849
-----------------------------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Medical Equipment)                                      37              32,800
-----------------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Cos.)                                                  748              41,996
-----------------------------------------------------------------------------------------------------
                                                                                             $156,253
-----------------------------------------------------------------------------------------------------
United Kingdom - 21.5%
-----------------------------------------------------------------------------------------------------
AstraZeneca Group PLC (Pharmaceuticals)                                       930             $39,297
-----------------------------------------------------------------------------------------------------
BOC Group PLC (Specialty Chemicals)                                         1,955              26,843
-----------------------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (Broadcast & Cable TV)                   2,010              20,531
-----------------------------------------------------------------------------------------------------
Capital Radio PLC (Broadcast & Cable TV)                                    2,500              19,864
-----------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)                                            3,337              36,027
-----------------------------------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)                                       1,370              28,443
-----------------------------------------------------------------------------------------------------
Granada PLC (Broadcast & Cable TV)                                         20,300              31,550
-----------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                           8,209              35,615
-----------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                           2,950              59,334
-----------------------------------------------------------------------------------------------------
                                                                                             $297,504
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,182,309)                                                 $1,361,176
-----------------------------------------------------------------------------------------------------
Rights
-----------------------------------------------------------------------------------------------------
Axa S.A. (Insurance)* (Identified Cost, $385)                               1,500                 $70
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.2%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                          (000 Omitted)                 $ VALUE
-----------------------------------------------------------------------------------------------------
Abbey National LLC, due 10/01/03, at Amortized Cost                           $16             $16,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,198,694)                                            $1,377,246
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.5%                                                           6,776
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,384,022
-----------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

-----------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 9/30/03 MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.0%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES             $ VALUE
-----------------------------------------------------------------------------------------------------
Australia - 1.9%
-----------------------------------------------------------------------------------------------------
APN News & Media Ltd. (Printing & Publishing)*                                1,700            $4,117
-----------------------------------------------------------------------------------------------------
Australia & New Zealand Banking Group Ltd. (Banks & Credit Cos.)*               748             9,133
-----------------------------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Insurance)*                                           300             2,033
-----------------------------------------------------------------------------------------------------
                                                                                              $15,283
-----------------------------------------------------------------------------------------------------
Austria - 1.0%
-----------------------------------------------------------------------------------------------------
Bank Austria Credit (Banks & Credit Cos.)*                                      110            $3,963
-----------------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks & Credit Cos.)             40             4,048
-----------------------------------------------------------------------------------------------------
                                                                                               $8,011
-----------------------------------------------------------------------------------------------------
Belgium - 1.1%
-----------------------------------------------------------------------------------------------------
Fortis (Banks & Credit Cos.)                                                    500            $8,500
-----------------------------------------------------------------------------------------------------
Brazil - 0.7%
-----------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes ADR (Telephone Services)                            50            $1,915
-----------------------------------------------------------------------------------------------------
Companhia Siderurgica National ADR (Metals & Mining)                            100             3,552
-----------------------------------------------------------------------------------------------------
                                                                                               $5,467
-----------------------------------------------------------------------------------------------------
Canada - 0.4%
-----------------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                              60            $3,121
-----------------------------------------------------------------------------------------------------
China - 0.5%
-----------------------------------------------------------------------------------------------------
Huaneng Power International, Inc. (Utilities - Electric Power)                3,000            $4,106
-----------------------------------------------------------------------------------------------------
Denmark - 1.2%
-----------------------------------------------------------------------------------------------------
Danske Bank (Banks & Credit Cos.)                                               500            $9,532
-----------------------------------------------------------------------------------------------------
Finland - 1.6%
-----------------------------------------------------------------------------------------------------
Fortum Oyj (Energy - Independent)                                             1,500           $12,986
-----------------------------------------------------------------------------------------------------
France - 10.8%
-----------------------------------------------------------------------------------------------------
April Group (Insurance)                                                         360            $4,757
-----------------------------------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                                                   50             2,596
-----------------------------------------------------------------------------------------------------
Companie Generale de Geophysique S.A. (Oil Services)*                           180             4,079
-----------------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Cos.)                                      400             7,798
-----------------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                                        500            11,506
-----------------------------------------------------------------------------------------------------
Renault Regie Nationale (Automobiles)                                            80             4,735
-----------------------------------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)                                        100             6,082
-----------------------------------------------------------------------------------------------------
Suez S.A. (Utilities - Electric Power)                                          500             7,941
-----------------------------------------------------------------------------------------------------
Total Fina S.A., ADR (Energy - Integrated)                                      500            37,900
-----------------------------------------------------------------------------------------------------
                                                                                              $87,394
-----------------------------------------------------------------------------------------------------
Germany - 5.1%
-----------------------------------------------------------------------------------------------------
Aareal Bank AG (Banks & Credit Cos.)                                            250            $5,983
-----------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                        300            11,343
-----------------------------------------------------------------------------------------------------
Celanese AG (Specialty Chemicals)                                                80             2,634
-----------------------------------------------------------------------------------------------------
Linde AG (Specialty Chemicals)                                                   80             3,296
-----------------------------------------------------------------------------------------------------
Porsche AG (Automotive)                                                          24            10,107
-----------------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                                   180             7,840
-----------------------------------------------------------------------------------------------------
                                                                                              $41,203
-----------------------------------------------------------------------------------------------------
Greece - 1.4%
-----------------------------------------------------------------------------------------------------
Cosmote S.A. (Telephone Services)                                               400            $4,651
-----------------------------------------------------------------------------------------------------
Greek Organization of Football Prognostics (Gaming & Lodging)                   350             4,282
-----------------------------------------------------------------------------------------------------
Public Power Corp. (Utilities - Electric Power)                                 100             1,958
-----------------------------------------------------------------------------------------------------
                                                                                              $10,891
-----------------------------------------------------------------------------------------------------
Hong Kong - 1.7%
-----------------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                             3,500            $5,988
-----------------------------------------------------------------------------------------------------
Hong Kong Electric Holdings Ltd. (Utilities - Electric Power)                 2,000             7,709
-----------------------------------------------------------------------------------------------------
                                                                                              $13,697
-----------------------------------------------------------------------------------------------------
Hungary - 0.4%
-----------------------------------------------------------------------------------------------------
OTP Bank Ltd., ADR (Banks & Credit Cos.)*                                       140            $3,332
-----------------------------------------------------------------------------------------------------
Indonesia - 0.3%
-----------------------------------------------------------------------------------------------------
PT Telekomunikasi Indonesia (Telephone Services)                              4,000            $2,716
-----------------------------------------------------------------------------------------------------
Ireland - 3.3%
-----------------------------------------------------------------------------------------------------
Anglo Irish Bank Corp., PLC (Banks & Credit Cos.)*                              500            $5,361
-----------------------------------------------------------------------------------------------------
Bank of Ireland (Banks & Credit Cos.)                                           790             9,481
-----------------------------------------------------------------------------------------------------
Depfa Bank PLC (Banks & Credit Cos.)                                             70             6,797
-----------------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Cos.)                                400             5,252
-----------------------------------------------------------------------------------------------------
                                                                                              $26,891
-----------------------------------------------------------------------------------------------------
Italy - 5.7%
-----------------------------------------------------------------------------------------------------
Cementir S.p.A. (Home Construction)                                           1,200            $3,565
-----------------------------------------------------------------------------------------------------
Enel S.P.A. (Utilities - Electric Power)                                        700             4,356
-----------------------------------------------------------------------------------------------------
Eni S.P.A. (Energy - Integrated)                                              2,000            30,575
-----------------------------------------------------------------------------------------------------
Italcementi di Risp (Home Construction)                                         500             3,490
-----------------------------------------------------------------------------------------------------
Merloni Elettrodom (Furniture & Appliances)                                     300             4,397
-----------------------------------------------------------------------------------------------------
                                                                                              $46,383
-----------------------------------------------------------------------------------------------------
Japan - 14.9%
-----------------------------------------------------------------------------------------------------
Aeon Credit Service Co., Ltd. (Banks & Credit Cos.)                             200            $8,634
-----------------------------------------------------------------------------------------------------
Asahi Softdrinks (Food & Non-Alcoholic Beverages)                             1,000             4,515
-----------------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)                                         1,000             9,855
-----------------------------------------------------------------------------------------------------
Chiba Bank (Banks & Credit Cos.)                                              1,000             3,904
-----------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                               600             7,502
-----------------------------------------------------------------------------------------------------
Credit Saison Co., Ltd. (Banks & Credit Cos.)                                   400             8,365
-----------------------------------------------------------------------------------------------------
Fast Retailing Co. (Specialty Stores)                                           100             4,721
-----------------------------------------------------------------------------------------------------
Heiwa Corp. (Leisure & Toys)                                                    200             3,066
-----------------------------------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automotive)                                              300            12,036
-----------------------------------------------------------------------------------------------------
Jaccs Co. (Banks & Credit Cos.)                                               1,000             3,770
-----------------------------------------------------------------------------------------------------
Japan Telecom Holdings Co., Ltd. (Telephone Services)                             3             8,886
-----------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                                   2            10,160
-----------------------------------------------------------------------------------------------------
Nippondenso Co. (Automotive)                                                    100             1,984
-----------------------------------------------------------------------------------------------------
Takeda Chemical Industries Co. (Pharmaceuticals)                                100             3,653
-----------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                          500             6,920
-----------------------------------------------------------------------------------------------------
Tokyo Gas Co., Ltd. (Natural Gas Distribution)                                5,000            16,649
-----------------------------------------------------------------------------------------------------
Toyota Motor Corp. (Automotive)                                                 200             5,888
-----------------------------------------------------------------------------------------------------
                                                                                             $120,508
-----------------------------------------------------------------------------------------------------
Luxembourg - 0.5%
-----------------------------------------------------------------------------------------------------
Tenaris S.A., ADR (Oil Services)                                                150            $3,948
-----------------------------------------------------------------------------------------------------
Mexico - 0.8%
-----------------------------------------------------------------------------------------------------
Apasco S.A. (Home Construction)                                                 250            $1,921
-----------------------------------------------------------------------------------------------------
Telefonos de Mexico S.A., ADR (Telephone Services)                              140             4,277
-----------------------------------------------------------------------------------------------------
                                                                                               $6,198
-----------------------------------------------------------------------------------------------------
Netherlands - 3.6%
-----------------------------------------------------------------------------------------------------
ABN AMRO Holding N.V. (Brokerage & Asset Managers)*                             300            $5,541
-----------------------------------------------------------------------------------------------------
Akzo Nobel N.V. (Specialty Chemicals)                                           120             3,743
-----------------------------------------------------------------------------------------------------
Euronext N.V. (Banks & Credit Cos.)                                             100             2,436
-----------------------------------------------------------------------------------------------------
Fugro N.V. (Oil Services)*                                                      100             4,942
-----------------------------------------------------------------------------------------------------
Koninklijke KPN N.V. (Telephone Services)                                       560             4,196
-----------------------------------------------------------------------------------------------------
Koninklijke Philips Electronics N.V. (Electronics)                              100             2,267
-----------------------------------------------------------------------------------------------------
Unilever N.V. (Food & Non-Alcoholic Beverages)                                  100             5,884
-----------------------------------------------------------------------------------------------------
                                                                                              $29,009
-----------------------------------------------------------------------------------------------------
New Zealand - 0.8%
-----------------------------------------------------------------------------------------------------
Telecom Corp. of New Zealand, Ltd. (Telephone Services)*                      2,040            $6,270
-----------------------------------------------------------------------------------------------------
Norway - 1.8%
-----------------------------------------------------------------------------------------------------
DNB Holding ASA (Banks & Credit Cos.)                                         2,200           $10,540
-----------------------------------------------------------------------------------------------------
Storebrand ASA (Insurance)                                                      790             3,819
-----------------------------------------------------------------------------------------------------
                                                                                              $14,359
-----------------------------------------------------------------------------------------------------
Singapore - 1.6%
-----------------------------------------------------------------------------------------------------
MobileOne Asia Ltd. (Wireless Communications)                                 5,000            $4,048
-----------------------------------------------------------------------------------------------------
Singapore Post (Trucking)                                                    10,000             4,077
-----------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                        5,000             4,800
-----------------------------------------------------------------------------------------------------
                                                                                              $12,925
-----------------------------------------------------------------------------------------------------
South Korea - 1.8%
-----------------------------------------------------------------------------------------------------
Hyundai Motor Co., Ltd. (Automotive)                                            180            $5,180
-----------------------------------------------------------------------------------------------------
KT&G Corp., GDR (Tobacco)*                                                      700             6,269
-----------------------------------------------------------------------------------------------------
LG Household & Healthcare Ltd. (Consumer Goods & Services)                      150             3,313
-----------------------------------------------------------------------------------------------------
                                                                                              $14,762
-----------------------------------------------------------------------------------------------------
Spain - 3.3%
-----------------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)                                                          260            $6,408
-----------------------------------------------------------------------------------------------------
Cortefiel S.A. (Apparel Manufacturers)                                          300             2,167
-----------------------------------------------------------------------------------------------------
Enagas S.A. (Natural Gas - Pipeline)                                            225             1,969
-----------------------------------------------------------------------------------------------------
Iberdrola S.A. (Utilities - Electric Power)                                     300             5,051
-----------------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)                                            904            10,681
-----------------------------------------------------------------------------------------------------
                                                                                              $26,276
-----------------------------------------------------------------------------------------------------
Sweden - 2.5%
-----------------------------------------------------------------------------------------------------
Alfa Laval (Machinery & Tools)                                                  200            $2,349
-----------------------------------------------------------------------------------------------------
Autoliv Inc. (Automotive)                                                       150             4,501
-----------------------------------------------------------------------------------------------------
Nordea (Banks & Credit Cos.)                                                    600             3,415
-----------------------------------------------------------------------------------------------------
Swedish Match AB (Tobacco)*                                                   1,300             9,899
-----------------------------------------------------------------------------------------------------
                                                                                              $20,164
-----------------------------------------------------------------------------------------------------
Switzerland - 10.6%
-----------------------------------------------------------------------------------------------------
Converium Holding AG (Insurance)                                                200            $9,168
-----------------------------------------------------------------------------------------------------
Givaudan S.A. (Consumer Goods & Services)                                        20             8,471
-----------------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcoholic Beverages)                                    100            23,071
-----------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                                   650            25,167
-----------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                         370            20,073
-----------------------------------------------------------------------------------------------------
                                                                                              $85,950
-----------------------------------------------------------------------------------------------------
United Kingdom - 18.7%
-----------------------------------------------------------------------------------------------------
Amlin (Insurance)*                                                            1,100            $2,340
-----------------------------------------------------------------------------------------------------
AstraZeneca Group PLC (Pharmaceuticals)                                         100             4,225
-----------------------------------------------------------------------------------------------------
Aviva PLC (Insurance)*                                                          800             6,210
-----------------------------------------------------------------------------------------------------
Benfield (Insurance)*                                                           880             3,957
-----------------------------------------------------------------------------------------------------
BG Group PLC (Energy - Independent)                                             900             3,785
-----------------------------------------------------------------------------------------------------
Bodycote International PLC (Electrical Equipment)                             1,300             3,239
-----------------------------------------------------------------------------------------------------
Burberry Group (Apparel Manufacturers)                                          700             3,787
-----------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC (Food & Non-Alcoholic Beverages)*                         600             3,690
-----------------------------------------------------------------------------------------------------
Close Brothers Group PLC (Banks & Credit Cos.)                                  300             3,566
-----------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                                             1,000            10,796
-----------------------------------------------------------------------------------------------------
Easy Jet PLC (Airlines)                                                       1,600             5,845
-----------------------------------------------------------------------------------------------------
Hiscox (Insurance)                                                            2,000             5,145
-----------------------------------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)*                                           500             8,153
-----------------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                                    1,100             7,817
-----------------------------------------------------------------------------------------------------
Kesa Electricals (Specialty Stores)*                                            800             2,962
-----------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)*                                            1,050             4,555
-----------------------------------------------------------------------------------------------------
NEXT PLC (General Merchandise)                                                  200             3,737
-----------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)*                              300             6,034
-----------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                                     1,500            11,738
-----------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                         400            10,173
-----------------------------------------------------------------------------------------------------
Severn Trent (Utilities - Electric Power)                                       400             4,465
-----------------------------------------------------------------------------------------------------
St. Jame's Place Capital PLC (Insurance)                                      2,000             4,089
-----------------------------------------------------------------------------------------------------
United Utilities (Utilities - Electric Power)*                                2,200             9,801
-----------------------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Communications)*                                 3,770             7,520
-----------------------------------------------------------------------------------------------------
Wellington Underwriter (Insurance)                                            3,000             3,940
-----------------------------------------------------------------------------------------------------
William Hill Organization Ltd. (Gaming & Lodging)                               800             4,122
-----------------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)*                                        1,100             5,522
-----------------------------------------------------------------------------------------------------
                                                                                             $151,213
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $708,762)                                                     $791,095
-----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 2.0%                                                          16,400
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $807,495
-----------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:

*Non-income producing security.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

AT 9/30/03

ASSETS

Investments, at value (identified cost, $1,198,694)                   $1,377,246
-----------------------------------------------------------------------------------------------------
Cash                                                                          87
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $482)                           483
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                            1,336
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                          4,930
-----------------------------------------------------------------------------------------------------
Other assets                                                                   7
-----------------------------------------------------------------------------------------------------
Total assets                                                                               $1,384,089
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for reimbursement fee                                   $67
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                                 $67
-----------------------------------------------------------------------------------------------------
Net assets                                                                                 $1,384,022
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                       $1,425,197
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                    178,763
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                   (221,944)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                            2,006
-----------------------------------------------------------------------------------------------------
Total                                                                                      $1,384,022
-----------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding

  Class A                                                                 54,947
-----------------------------------------------------------------------------------------------------
  Class I                                                                 87,544
-----------------------------------------------------------------------------------------------------
Total shares of beneficial interest outstanding                                               142,491
-----------------------------------------------------------------------------------------------------

Class A shares

  Net assets                                                            $532,477
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                      54,947
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $9.69
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$9.69)                                                   $10.17
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                            $851,545
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                      87,544
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $9.73
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

MFS INTERNATIONAL STRATEGIC VALUE FUND

AT 9/30/03

ASSETS

Investments, at value (identified cost, $708,762)                         $791,095
-----------------------------------------------------------------------------------------------------
Cash                                                                        16,996
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $3,926)                         3,965
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                              7,473
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                            1,831
-----------------------------------------------------------------------------------------------------
Other assets                                                                     7
-----------------------------------------------------------------------------------------------------
Total assets                                                                                 $821,367
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                          $13,835
-----------------------------------------------------------------------------------------------------
Payable to affiliate for reimbursement fee                                      37
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                             $13,872
-----------------------------------------------------------------------------------------------------
Net assets                                                                                   $807,495
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                           $871,380
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                       82,408
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                              (150,868)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                              4,575
-----------------------------------------------------------------------------------------------------
Total                                                                                        $807,495
-----------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding

  Class A                                                                   19,005
-----------------------------------------------------------------------------------------------------
  Class I                                                                   79,642
-----------------------------------------------------------------------------------------------------
Total shares of beneficial interest outstanding                                                98,647
-----------------------------------------------------------------------------------------------------

Class A shares

  Net assets                                                              $155,954
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                        19,005
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $8.21
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$8.21)                                                    $8.62
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                              $651,541
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                        79,642
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $8.18
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

FOR YEAR ENDED 9/30/03

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                                $27,770
-----------------------------------------------------------------------------------------------------
  Interest                                                                     486
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                    (3,040)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                       $25,216
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                           $12,229
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                            1,319
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                                     2,390
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                           120
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                              8,661
-----------------------------------------------------------------------------------------------------
  Printing                                                                   6,370
-----------------------------------------------------------------------------------------------------
  Postage                                                                      137
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                             36,296
-----------------------------------------------------------------------------------------------------
  Professional services                                                      5,636
-----------------------------------------------------------------------------------------------------
  Registration fees                                                          2,623
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                                850
-----------------------------------------------------------------------------------------------------
Total expenses                                                                                $76,631
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                         (43)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor              (54,643)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                  $21,945
-----------------------------------------------------------------------------------------------------
Net investment income                                                                          $3,271
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized loss (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                                 $(49,233)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                             (1,265)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                           $(50,498)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                             $278,897
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                  167
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                          $279,064
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                         $228,566
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                       $231,837
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

MFS INTERNATIONAL STRATEGIC VALUE FUND

FOR YEAR ENDED 9/30/03

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                                $19,204
-----------------------------------------------------------------------------------------------------
  Interest                                                                     526
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                    (1,885)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                       $17,845
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                            $7,040
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                              760
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                                       700
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                            70
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                              9,918
-----------------------------------------------------------------------------------------------------
  Printing                                                                     349
-----------------------------------------------------------------------------------------------------
  Postage                                                                       19
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                             36,296
-----------------------------------------------------------------------------------------------------
  Legal fees                                                                 1,132
-----------------------------------------------------------------------------------------------------
  Professional services                                                      6,486
-----------------------------------------------------------------------------------------------------
  Registration fees                                                          2,614
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                              2,135
-----------------------------------------------------------------------------------------------------
Total expenses                                                                                $67,519
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                         (40)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor              (54,841)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                  $12,638
-----------------------------------------------------------------------------------------------------
Net investment income                                                                          $5,207
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                                   $9,489
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                               (493)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                             $8,996
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                             $114,610
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                   21
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                          $114,631
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                         $123,627
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                       $128,834
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

FOR YEARS ENDED 9/30                                                   2003                 2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                              $3,271              $(1,456)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                             (50,498)             (49,404)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency
translation                                                              279,064              (32,059)
-------------------------------------------------------------------  -----------       --------------
Increase (decrease) in net assets from operations                       $231,837             $(82,919)
-------------------------------------------------------------------  -----------       --------------
Net increase (decrease) in net assets from fund share transactions      $(22,602)            $182,447
-------------------------------------------------------------------  -----------       --------------
Total increase in net assets                                            $209,235              $99,528
-------------------------------------------------------------------  -----------       --------------

NET ASSETS

At beginning of period                                                $1,174,787           $1,075,259
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net
investment income $2,006 and accumulated net investment loss of
$0, respectively)                                                     $1,384,022           $1,174,787
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

MFS INTERNATIONAL STRATEGIC VALUE FUND

FOR YEARS ENDED 9/30                                                     2003               2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                                      $5,207              $2,478
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                                8,996            (106,084)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation       114,631              42,251
--------------------------------------------------------------------  -----------       -------------
Increase (decrease) in net assets from operations                        $128,834            $(61,355)
--------------------------------------------------------------------  -----------       -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income (Class A)                                        $(252)                $--
-----------------------------------------------------------------------------------------------------
From net investment income (Class I)                                       (1,029)                 --
-----------------------------------------------------------------------------------------------------
In excess of net realized gain on investments and foreign currency
transactions (Class A)                                                         --                (252)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain on investments and foreign currency
transactions (Class I)                                                         --              (1,032)
--------------------------------------------------------------------  -----------       -------------
Total distributions declared to shareholders                              $(1,281)            $(1,284)
--------------------------------------------------------------------  -----------       -------------
Net increase (decrease) in net assets from fund share transactions        $(1,227)             $1,293
--------------------------------------------------------------------  -----------       -------------
Total increase (decrease) in net assets                                  $126,326            $(61,346)
--------------------------------------------------------------------  -----------       -------------

NET ASSETS

At beginning of period                                                   $681,169            $742,515
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net
investment income of $4,575 and $1,269, respectively)                    $807,495            $681,169
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

FOR YEARS ENDED 9/30
CLASS A                                                 2003             2002            2001            2000            1999

Net asset value, beginning of period                   $8.05            $8.53          $13.30          $13.44           $9.68
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                      $0.02           $(0.01)         $(0.03)          $0.08           $0.05
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      1.62            (0.47)          (2.47)           2.35            4.08
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total from investment operations                       $1.64           $(0.48)         $(2.50)          $2.43           $4.13
------------------------------------------------  ----------       ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                             $--              $--          $(0.08)         ($0.01)         $(0.04)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --               --           (1.94)          (2.56)          (0.33)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --               --           (0.00)+            --              --
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                       --               --           (0.25)             --              --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                    --               --           (0.00)+            --              --
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total distributions declared to shareholders             $--              $--          $(2.27)         $(2.57)         $(0.37)
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Net asset value, end of period                         $9.69            $8.05           $8.53          $13.30          $13.44
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total return (%)                                       20.37            (5.63)         (21.69)          18.63           43.79
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.75             1.76            1.81            1.75            1.78
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            0.27            (0.08)          (0.33)           0.55            0.44
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        86               82             103             137             175
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)               $532             $446            $367            $463            $253
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor contractually waived their fees for the periods indicated.
    To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.38)          $(0.49)         $(0.49)         $(0.28)         $(0.39)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              6.40             7.15            6.32            4.34            5.23
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (4.38)           (5.47)          (4.84)          (2.04)          (3.01)
-----------------------------------------------------------------------------------------------------------------------------

  + Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

MFS INTERNATIONAL STRATEGIC GROWTH FUND

FOR YEARS ENDED 9/30
CLASS I                                                 2003             2002            2001            2000            1999

Net asset value, beginning of period                   $8.08            $8.56          $13.34          $13.48           $9.70
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                      $0.02           $(0.01)         $(0.03)          $0.07           $0.02
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      1.63            (0.47)          (2.48)           2.36            4.13
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total from investment operations                       $1.65           $(0.48)         $(2.51)          $2.43           $4.15
------------------------------------------------  ----------       ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                             $--              $--          $(0.08)         ($0.01)         $(0.04)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --               --           (1.94)          (2.56)          (0.33)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --               --           (0.00)+            --              --
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                       --               --           (0.25)             --              --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                    --               --           (0.00)+            --              --
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total distributions declared to shareholders             $--              $--          $(2.27)         $(2.57)         $(0.37)
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Net asset value, end of period                         $9.73            $8.08           $8.56          $13.34          $13.48
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total return (%)                                       20.42            (5.61)         (21.71)          18.59           43.91
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.75             1.76            1.81            1.75            1.78
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            0.25            (0.14)          (0.32)           0.50            0.16
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        86               82             103             137             175
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)               $852             $728            $708            $859          $1,015
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser contractually waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.34)          $(0.45)         $(0.44)         $(0.22)         $(0.36)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              5.90             6.65            5.82            3.84            4.73
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (3.90)           (5.03)          (4.33)          (1.59)          (2.79)
-----------------------------------------------------------------------------------------------------------------------------

  + Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

MFS INTERNATIONAL STRATEGIC VALUE FUND

FOR YEARS ENDED 9/30
CLASS A                                                 2003             2002            2001            2000            1999

Net asset value, beginning of period                   $6.90            $7.54          $11.69          $13.24          $10.46
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                      $0.06            $0.03          $(0.04)          $0.18           $0.00+
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      1.26            (0.66)          (2.16)           1.57            3.10
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total from investment operations                       $1.32           $(0.63)         $(2.20)          $1.75           $3.10
------------------------------------------------  ----------       ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.01)             $--          $(0.13)         $(0.07)         $(0.10)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --               --           (1.82)          (3.23)          (0.21)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --               --              --              --           (0.01)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                       --            (0.01)             --              --              --
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total distributions declared to shareholders          $(0.01)          $(0.01)         $(1.95)         $(3.30)         $(0.32)
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Net asset value, end of period                         $8.21            $6.90           $7.54          $11.69          $13.24
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total return (%)                                       19.20            (8.34)         (22.10)          14.22           30.01
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.74             1.76            1.89            1.79            1.77
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            0.75             0.32           (0.47)           1.51              --++
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       124               92             103              77             107
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)               $156             $134            $146            $953            $929
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor contractually waived their fees for the periods indicated.
    To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.57)          $(0.51)         $(0.52)         $(0.23)         $(0.28)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              9.70             8.64            7.00            5.09            4.07
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (7.21)           (6.56)          (5.58)          (1.79)          (2.30)
-----------------------------------------------------------------------------------------------------------------------------

 + Per share amount was less than $0.01.
++ Ratio was less than 0.01%.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

MFS INTERNATIONAL STRATEGIC VALUE FUND

FOR YEARS ENDED 9/30
CLASS I                                                 2003             2002            2001            2000            1999

Net asset value, beginning of period                   $6.88            $7.51          $11.67          $13.25          $10.47
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                      $0.05            $0.03           $0.05          $(0.02)          $0.01
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      1.26            (0.65)          (2.26)           1.74            3.09
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total from investment operations                       $1.31           $(0.62)         $(2.21)          $1.72           $3.10
------------------------------------------------  ----------       ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.01)             $--          $(0.13)         ($0.07)         $(0.10)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --               --           (1.82)          (3.23)          (0.21)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --               --              --              --           (0.01)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                       --            (0.01)             --              --              --
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total distributions declared to shareholders          $(0.01)          $(0.01)         $(1.95)         $(3.30)         $(0.32)
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Net asset value, end of period                         $8.18            $6.88           $7.51          $11.67          $13.25
------------------------------------------------  ----------       ----------      ----------      ----------      ----------
Total return (%)                                       19.11            (8.24)         (22.18)          13.80           30.11
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.75             1.76            1.89            1.74            1.77
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            0.71             0.32            0.59           (0.15)           0.08
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       124               92             103              77             107
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)               $652             $547            $596             $--+           $205
-----------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser contractually waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.50)          $(0.47)         $(0.36)         $(0.38)         $(0.21)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              9.20             8.14            6.50            4.54            3.58
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (6.75)           (6.06)          (4.02)          (2.95)          (1.73)
-----------------------------------------------------------------------------------------------------------------------------

 + Class I net assets were less than $500.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS International Strategic Growth Fund and MFS International Strategic Value Fund (the funds) are diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in each fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in each fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and wash sales.

The tax character of distributions declared for the years ended September 30, 2003 and September 30, 2002 was as follows:

                                                             MFS INTERNATIONAL                 MFS INTERNATIONAL
                                                         STRATEGIC GROWTH FUND              STRATEGIC VALUE FUND
                                                ------------------------------    ------------------------------
                                                  9/30/03              9/30/02       9/30/03             9/30/02
Distributions declared from
ordinary income                                       $--                  $--        $1,281                 $--
Long-term capital gain                                 --                   --            --               1,284
                                                    -----                -----         -----               -----
Total distributions declared                          $--                  $--        $1,281              $1,284
----------------------------------------------------------------------------------------------------------------

During the year ended September 30, 2003, the following amounts were reclassified between accumulated undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital, due to differences between book and tax accounting for currency transactions.
These changes had no effect on the net assets or net asset values per share.

                                                             MFS INTERNATIONAL                 MFS INTERNATIONAL
                                                         STRATEGIC GROWTH FUND              STRATEGIC VALUE FUND
                                               -------------------------------    ------------------------------
Increase/decrease:
Paid in capital                                                           $--                              $127
Accumulated net realized loss on investments
and foreign currency transactions                                       1,265                               493
Accumulated undistributed net investment
income                                                                 (1,265)                             (620)
----------------------------------------------------------------------------------------------------------------

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:
                                                             MFS INTERNATIONAL                 MFS INTERNATIONAL
                                                         STRATEGIC GROWTH FUND              STRATEGIC VALUE FUND
                                               -------------------------------    ------------------------------
Undistributed ordinary income                                          $2,343                            $4,689
Capital loss carryforward                                            (177,727)                         (145,295)
Post-October capital loss deferral                                    (40,338)                               --
Unrealized appreciation                                               174,884                            76,835
Other temporary differences                                              (337)                             (114)
----------------------------------------------------------------------------------------------------------------

Post-October capital loss deferrals represent loss realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                             MFS INTERNATIONAL                 MFS INTERNATIONAL
                                                         STRATEGIC GROWTH FUND              STRATEGIC VALUE FUND
                                               -------------------------------    ------------------------------
September 30, 2010                                                  $(104,885)                         $(62,835)
September 30, 2011                                                   $(72,842)                         $(82,460)
                                                                       ------                            ------
Total                                                               $(177,727)                        $(145,295)
----------------------------------------------------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - Each fund has a separate investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee, for each fund, is computed daily and paid monthly at the following annual rates:

             First $500 million of average net assets         0.975%
             -------------------------------------------------------
             Average net assets in excess of $500 million     0.925%
             -------------------------------------------------------

The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2003, aggregate unreimbursed expenses amounted to $172,602 and $156,363 for the MFS International Strategic Growth Fund and the MFS International Strategic Value Fund, respectively.

Each fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each fund.

ADMINISTRATOR - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee not to exceed the following annual percentage rates of the fund's average daily net assets:

                First $2 billion                       0.0175%
                ----------------------------------------------
                Next $2.5 billion                      0.0130%
                ----------------------------------------------
                Next $2.5 billion                      0.0005%
                ----------------------------------------------
                In excess of $7 billion                0.0000%
                ----------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each fund for the year ended September 30, 2003.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to class A share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived for each fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following the purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2003.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                                         MFS INTERNATIONAL                       MFS INTERNATIONAL
                                                                     STRATEGIC GROWTH FUND                    STRATEGIC VALUE FUND
                                                      ------------------------------------    ------------------------------------
PURCHASES
Investments (non-U.S. government securities)                                    $1,055,853                                $902,472

SALES
Investments (non-U.S. government securities)                                    $1,040,572                                $848,030
----------------------------------------------------------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                                         MFS INTERNATIONAL                       MFS INTERNATIONAL
                                                                     STRATEGIC GROWTH FUND                    STRATEGIC VALUE FUND
                                                      ------------------------------------    ------------------------------------
Aggregate cost                                                                 $1,202,573                                $714,335
                                                      ------------------------------------    ------------------------------------
Gross unrealized appreciation                                                    $202,360                                 $91,409
Gross unrealized depreciation                                                     (27,687)                                (14,649)
                                                      ------------------------------------    ------------------------------------
Net unrealized appreciation                                                      $174,673                                 $76,760
----------------------------------------------------------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                      MFS INTERNATIONAL STRATEGIC GROWTH FUND
                                     -----------------------------------------
                                      YEAR ENDED 9/30/03   YEAR ENDED 9/30/02
CLASS A SHARES                        SHARES     AMOUNT     SHARES    AMOUNT

Shares sold                              110      $1,020    14,131   $129,900
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             --          --        --          --
--------------------------------------------------------------------------------
Shares reacquired                       (624)     (4,788)   (1,667)   (14,412)
--------------------------------------------------------------------------------
Net increase (decrease)                 (514)    $(3,768)   12,464   $115,488
--------------------------------------------------------------------------------

CLASS I SHARES                        SHARES     AMOUNT     SHARES    AMOUNT

Shares sold                           16,440    $138,280    23,161   $211,544
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             --          --        --         --
--------------------------------------------------------------------------------
Shares reacquired                    (19,079)   (157,114)  (15,723)  (144,585)
--------------------------------------------------------------------------------
Net increase (decrease)               (2,639)   $(18,834)     7,438    $66,959
--------------------------------------------------------------------------------

                                      MFS INTERNATIONAL STRATEGIC VALUE FUND
                                     -----------------------------------------
                                      YEAR ENDED 9/30/03   YEAR ENDED 9/30/02
CLASS A SHARES                        SHARES     AMOUNT     SHARES    AMOUNT

Shares sold                                2         $20        26       $216
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             35         252        32        253
--------------------------------------------------------------------------------
Shares reacquired                       (490)     (2,485)      (26)      (207)
--------------------------------------------------------------------------------
Net increase (decrease)                 (453)    $(2,213)       32       $262
--------------------------------------------------------------------------------

CLASS I SHARES                        SHARES     AMOUNT     SHARES    AMOUNT

Shares sold                                2         $20       $--        $--
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions            143       1,029       131      1,031
--------------------------------------------------------------------------------
Shares reacquired                        (14)        (63)       --         --
--------------------------------------------------------------------------------
Net increase                             131        $986       131     $1,031
--------------------------------------------------------------------------------

(6) LINE OF CREDIT

Each fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Commitment fees of $8 and $2 were allocated to MFS International Strategic Growth Fund and the MFS International Strategic Value Fund, respectively. Each fund had no borrowings during the year ended September 30, 2003.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust V and Shareholders of MFS International Strategic Growth Fund and MFS International Strategic Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS International Strategic Growth Fund and MFS International Strategic Value Fund (the Funds) (two of the portfolios constituting MFS Series Trust V), including the portfolios of investments, as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Strategic Growth Fund and MFS International Strategic Value Fund at September 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.
                                ERNST & YOUNG LLP
Boston, Massachusetts
November 7, 2003

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended September 30, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100% for the MFS International Strategic Value Fund.

For the year ended September 30, 2003, income from foreign sources was $27,770 for the MFS International Strategic Growth Fund, and the fund designated a foreign tax credit of $2,703.

For the year ended September 30, 2003, income from foreign sources was $17,039 for the MFS International Strategic Value Fund, and the fund designated a foreign tax credit of $1,910.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Each fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

-------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, Age, Position with the Trust, Principal Occupation, and Other Directorships(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41) Trustee                 (investor in health care companies), Managing
Private investor and real estate consultant;             General Partner (since 1993); Cambridge
Capitol Entertainment Management Company (video          Nutraceuticals (professional nutritional
franchise), Vice Chairman                                products), Chief Executive Officer (until May
                                                         2001)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy            ELAINE R. SMITH (born 04/25/46) Trustee
related services), Director; Eastern Enterprises         Independent health care industry consultant
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        WARD SMITH (born 09/13/30) Trustee
                                                         Private investor

OFFICERS
JOHN W. BALLEN (born 09/12/59) Trustee and               ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk     July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President and Chief Financial
Vice President, General Counsel and Secretary            Officer (prior to September 2000); Lexington
                                                         Funds, Treasurer (prior to September 2000)
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Senior
(prior to November 2002)                                 Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 110 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
David R. Mannheim(1)
Barnaby Wiener(1)

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116


(1)  MFS Investment Management

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

MFS(R) INTERNATIONAL STRATEGIC VALUE FUND


[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2003 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              INCV-ANN 11/03 300

MFS(R) Mutual Funds

ANNUAL REPORT 9/30/03

[graphic omitted]

MFS(R) INTERNATIONAL NEW
DISCOVERY FUND

A path for pursuing opportunity
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

Seeks capital appreciation.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms
o share balances and transactional history with us, our affiliates, or others
o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

The fund seeks capital appreciation

TABLE OF CONTENTS
----------------------------------------------------
MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              21
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     35
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      45
----------------------------------------------------
TRUSTEES AND OFFICERS                             46
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       48
----------------------------------------------------
FEDERAL TAX INFORMATION                           49
----------------------------------------------------
CONTACT INFORMATION                               50
----------------------------------------------------
ASSET ALLOCATION                                  51

-------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     October 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes
o time-tested money management process for pursuing consistent results
o full spectrum of investment products backed by MFS Original Research(R)
o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans
o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products
o analyzing financial statements and balance sheets
o talking extensively with companies' customers and competitors
o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The 12-month reporting period that ended September 30, 2003, was marked by volatility, but, in the end, rewarded investors with better results than they had experienced in quite some time. The stocks of smaller companies, as measured by market capitalization, generally outperformed mid-sized and larger-sized companies for the period. Because this fund invests primarily in small- and mid-cap stocks, the fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, during the period.

In late 2002, concerns about slow global economic growth and geopolitical tensions held back stock returns worldwide. Then, starting in March 2003, increased signs of an economic upturn appeared in the United States and overseas. Geopolitical tensions eased, and global stock markets rallied. Low interest rates and accommodative monetary policies worldwide added further impetus to stock prices.

Fund performance also benefited from a decline in the value of the U.S. dollar and increased values of overseas currencies. U.S. investors benefited because the performance of the fund's overseas holdings was enhanced by currency appreciation.

FUND POSITIONING

As signs of an improving economic environment began to appear, we started to move away from the more defensive sectors such as consumer staples and health care. Our analysts found better growth opportunities in more economically sensitive areas such as retailing, basic materials, technology, and autos and housing. Our country allocations also changed. We reduced our Canadian holdings, primarily the less economically sensitive energy stocks, in favor of companies located in Europe and emerging markets - Mexico and Latin America, as well as Thailand, Taiwan, and South Korea.

-------------------------------------------------
TOP 5 STOCK HOLDINGS
AS OF 9/30/03

ANGLO IRISH BANK                           2.0%
Irish financial services company,
specializing in business and consumer
banking
-------------------------------------------------
STANLEY ELECTRIC                           1.4%
Japanese automotive parts manufacturer
-------------------------------------------------
GLOBAL SANTA FE                            1.3%
U.S. provider of contract oil-drilling
services
-------------------------------------------------
CANADIAN NATURAL RESOURCES                 1.2%
Canadian oil and natural gas
exploration company
-------------------------------------------------
AUTOLIV INC.                               1.2%
Swedish manufacturer of automotive
safety devices
-------------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-------------------------------------------------

CONTRIBUTORS TO PERFORMANCE

Contributors to fund performance came from a wide variety of industries. In health care, German company Fresenius Medical and the Swiss firm Synthes-Stratec both generated strong returns for the fund. Fresenius, a world leader in kidney dialysis treatment, continued its strong rebound from last year's disappointing results. Synthes-Stratec makes implantable medical devices such as artificial hips and knees. The company enjoyed success with its new artificial discs used in spinal surgery. We sold our Fresenius holdings when they reached our price target.

Anglo Irish Bank, headquartered in Ireland, benefited from the housing boom in Ireland and the United Kingdom. The bank continued to experience strong lending fee growth (especially mortgages) and kept surprising investors with better-than expected revenues.

German industrial chemical company Celanese has been restructuring and selling its unprofitable businesses. As a result, the company experienced good earnings growth and its stock price rose as economic signs began to improve.

Stanley Electric, a Japanese company that has specialized in the manufacturing of light emitting diodes (LEDs), continued to benefit from increased usage of their lighting products in cell phones, computers and automobiles.

Other contributors to fund performance included Chinese power producer Huaneng Power and Swedish manufacturing company Alfa Laval. Huaneng's stock price climbed as Chinese demand for power continued to expand. In 2002, stock prices of capital equipment manufacturers such as Alfa Laval were depressed because of the weak economic environment. In addition, Alfa Laval had asbestos-related lawsuits that pushed its stock price to even lower levels. However, with signs of an improving economic environment, the company's stock price rebounded sharply.

DETRACTORS FROM PERFORMANCE

Financial services company St. James Capital has a good franchise in the British affluent market, but suffered in the first quarter of 2003 from investors' aversion to equity markets. Stronger returns later in the period could not overcome its earlier weakness. Japanese credit card company Credit Saison saw its stock price sink when the company began to experience a higher-than-expected default rate.

Norwegian teleconferencing company Tandberg had enjoyed high, double-digit growth for many reporting periods. However, when the company announced that it would not meet investors' growth expectations, its stock price fell. At the end of the period, the fund no longer owned this stock.

The stocks of cosmetics manufacturer Shiseido and videogame software maker Sega were also sold from the portfolio because of disappointing results. Although Shiseido had improved profitability by consolidating its product lines, the company's sales weakened as a result of the global economic slowdown. In 2002, Sega had high hopes for the launch of new video games during the second half of the year. The expected sales for the games did not materialize. Investors further pushed down Sega's stock price when it announced that it was purchasing one of its competitors.

Jomed, a heart-care surgical products company, was a significant detractor from performance. The company's financial position was grossly overstated and when the company disclosed that it had booked revenues for products it hadn't sold, the stock plummeted. At the end of the period, the fund no longer owned this stock.

     Respectfully,

 /s/ David A. Antonelli

     David A. Antonelli
     Director of Global Equity Research

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 9/30/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2003. Index information is from October 1, 1997.)

                       MFS International
                       New Discovery Fund    MSCI EAFE
                           - Class A          Index
              -----------------------------------------
              10/97        $ 9,425           $10,000
               9/98          8,878             9,192
               9/99         12,440            12,070
               9/00         19,100            12,484
               9/01         14,799             8,954
               9/02         14,964             7,587
               9/03         19,614             9,601

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                         Class
   Share class      inception date       1-yr       3-yr      5-yr      Life*
------------------------------------------------------------------------------
        A              10/9/1997        31.08%      0.89%    17.18%     13.05%
------------------------------------------------------------------------------
        B              10/2/2000        30.17%      0.29%    16.76%     12.71%
------------------------------------------------------------------------------
        C              10/2/2000        30.20%      0.26%    16.74%     12.70%
------------------------------------------------------------------------------
        I              10/9/1997        31.40%      1.25%    17.44%     13.26%
------------------------------------------------------------------------------
        R             12/31/2002        30.99%      0.87%    17.16%     13.04%
------------------------------------------------------------------------------
      529A             7/31/2002        30.76%      0.78%    17.10%     12.99%
------------------------------------------------------------------------------
      529B             7/31/2002        29.83%      0.52%    16.92%     12.84%
------------------------------------------------------------------------------
      529C             7/31/2002        29.88%      0.53%    16.93%     12.85%

--------------------
  Average annual
--------------------

Comparative Benchmarks

------------------------------------------------------------------------------
Average international fund+             22.94%    -10.06%     1.21%     -1.09%
------------------------------------------------------------------------------
MSCI EAFE Index#                        26.54%     -8.38%     0.87%     -0.68%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
        A                               23.54%     -1.08%    15.80%     11.93%
------------------------------------------------------------------------------
        B                               26.17%     -0.71%    16.54%     12.62%
------------------------------------------------------------------------------
        C                               29.20%      0.26%    16.74%     12.70%
------------------------------------------------------------------------------
      529A                              23.24%     -1.19%    15.72%     11.87%
------------------------------------------------------------------------------
      529B                              25.83%     -0.48%    16.70%     12.75%
------------------------------------------------------------------------------
      529C                              28.88%      0.53%    16.93%     12.85%
------------------------------------------------------------------------------

I and R class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                               31.08%      2.69%   120.92%    108.10%
------------------------------------------------------------------------------
        B                               30.17%      0.87%   117.01%    104.42%
------------------------------------------------------------------------------
        C                               30.20%      0.80%   116.84%    104.27%
------------------------------------------------------------------------------
        I                               31.40%      3.79%   123.39%    110.43%
------------------------------------------------------------------------------
        R                               30.99%      2.62%   120.77%    107.97%
------------------------------------------------------------------------------
      529A                              30.76%      2.36%   120.20%    107.43%
------------------------------------------------------------------------------
      529B                              29.83%      1.56%   118.49%    105.82%
------------------------------------------------------------------------------
      529C                              29.88%      1.59%   118.55%    105.87%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2003. Index information is from October 1, 1997.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALASIA, FAR
EAST) INDEX - A commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 9/30/03
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.9%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES               $ VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 94.5%
-----------------------------------------------------------------------------------------------------
Australia - 1.3%
-----------------------------------------------------------------------------------------------------
APN News & Media Ltd. (Printing & Publishing)                           976,617            $2,365,063
-----------------------------------------------------------------------------------------------------
John Fairfax Holdings Ltd. (Printing & Publishing)                    2,038,940             4,452,234
-----------------------------------------------------------------------------------------------------
Oil Search Ltd. (Energy - Independent)                                1,600,800             1,219,617
-----------------------------------------------------------------------------------------------------
                                                                                           $8,036,914
-----------------------------------------------------------------------------------------------------
Austria - 0.7%
-----------------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks &
Credit Cos.)                                                             40,600            $4,108,622
-----------------------------------------------------------------------------------------------------

Brazil - 0.7%
-----------------------------------------------------------------------------------------------------
Aracruz Celulose S.A. (Forest & Paper Products)                         101,500            $2,770,950
-----------------------------------------------------------------------------------------------------
Companhia Siderurgica Nacional S.A., ADR (Metals & Mining)               36,000             1,278,720
-----------------------------------------------------------------------------------------------------
                                                                                           $4,049,670
-----------------------------------------------------------------------------------------------------
Canada - 6.8%
-----------------------------------------------------------------------------------------------------
Aber Diamond Corp. (Metals & Mining)*                                    56,200            $1,554,291
-----------------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil Services)                          176,949             7,283,669
-----------------------------------------------------------------------------------------------------
Cognos, Inc. (Computer Software)*                                        86,600             2,697,713
-----------------------------------------------------------------------------------------------------
Dofasco, Inc. (Metals & Mining)                                          50,000             1,079,230
-----------------------------------------------------------------------------------------------------
Encana Corp. (Natural Gas - Pipeline)                                   165,488             5,992,124
-----------------------------------------------------------------------------------------------------
Goldcorp, Inc. (Metals & Mining)                                        103,200             1,440,444
-----------------------------------------------------------------------------------------------------
IntraWest Partners (Gaming & Lodging)                                   129,800             1,815,902
-----------------------------------------------------------------------------------------------------
Manitoba Telecom Services, Inc. (Telephone Services)                     70,000             2,106,997
-----------------------------------------------------------------------------------------------------
Molson, Inc. (Alcoholic Beverages)                                       85,490             2,107,973
-----------------------------------------------------------------------------------------------------
Precision Drilling Corp. (Oil Services)*                                 80,500             3,042,370
-----------------------------------------------------------------------------------------------------
Rona, Inc (Specialty Stores)*                                           183,960             2,860,541
-----------------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                            124,660             5,916,850
-----------------------------------------------------------------------------------------------------
TSX Group, Inc. (Financial Services)##                                  111,255             2,678,935
-----------------------------------------------------------------------------------------------------
                                                                                          $40,577,039
-----------------------------------------------------------------------------------------------------
Chile - 0.3%
-----------------------------------------------------------------------------------------------------
Empresa Nacional de Electricidad, ADR (Utilities -
Electric Power)*                                                        160,000            $1,728,000
-----------------------------------------------------------------------------------------------------
China - 1.1%
-----------------------------------------------------------------------------------------------------
Beijing Datang Power Generation Co., Ltd. (Utilities -
Electric Power)                                                       6,276,000            $3,403,646
-----------------------------------------------------------------------------------------------------
Huaneng Power International, Inc. (Utilities - Electric Power)        2,280,000             3,120,707
-----------------------------------------------------------------------------------------------------
                                                                                           $6,524,353
-----------------------------------------------------------------------------------------------------
Finland - 1.5%
-----------------------------------------------------------------------------------------------------
Fortum Oyj (Energy - Independent)                                       496,600            $4,299,281
-----------------------------------------------------------------------------------------------------
KCI Konecranes Oyj (Machinery & Tools)                                   60,000             1,768,074
-----------------------------------------------------------------------------------------------------
Tieto-X Oyj (Computer Software)*                                         50,000             1,010,811
-----------------------------------------------------------------------------------------------------
Vacon Oyj (Electronics)                                                 159,800             1,860,127
-----------------------------------------------------------------------------------------------------
                                                                                           $8,938,293
-----------------------------------------------------------------------------------------------------
France - 3.6%
-----------------------------------------------------------------------------------------------------
Business Objects S.A. (Internet)*                                       141,100            $3,577,555
-----------------------------------------------------------------------------------------------------
Cap Gemini S.A. (Computer Software - Systems)                            86,100             3,571,524
-----------------------------------------------------------------------------------------------------
Dassault Systemes S.A. (Computer Software)                               46,100             1,616,843
-----------------------------------------------------------------------------------------------------
Essilor International S.A. (Medical Equipment)                           30,130             1,303,891
-----------------------------------------------------------------------------------------------------
JC Decaux S.A. (Broadcast & Cable TV)                                   170,000             2,390,873
-----------------------------------------------------------------------------------------------------
Sagem S.A. (Telecom - Wireline)                                          29,496             2,764,964
-----------------------------------------------------------------------------------------------------
Societe Television Francaise 1 S.A. (Broadcast & Cable TV)              218,276             6,467,742
-----------------------------------------------------------------------------------------------------
                                                                                          $21,693,392
-----------------------------------------------------------------------------------------------------
Germany - 5.9%
-----------------------------------------------------------------------------------------------------
Aareal Bank AG (Banks & Credit Cos.)                                    144,100            $3,448,774
-----------------------------------------------------------------------------------------------------
Celanese AG (Specialty Chemicals)                                       176,192             5,799,693
-----------------------------------------------------------------------------------------------------
Continental AG (Automotive)                                              85,000             2,476,049
-----------------------------------------------------------------------------------------------------
Deutsche Boerse AG (Banks & Credit Cos.)                                 50,100             2,556,891
-----------------------------------------------------------------------------------------------------
Epcos AG (Electronics)                                                  216,800             3,635,134
-----------------------------------------------------------------------------------------------------
Linde AG (Specialty Chemicals)                                           53,030             2,184,914
-----------------------------------------------------------------------------------------------------
Porsche AG (Automotive)                                                   9,394             3,956,062
-----------------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                            50,000             2,177,758
-----------------------------------------------------------------------------------------------------
Stada Arzneimittel AG (Pharmaceuticals)                                 117,798             6,313,877
-----------------------------------------------------------------------------------------------------
W.E.T Automotive Systems AG (Automotive)                                 36,600             2,520,397
-----------------------------------------------------------------------------------------------------
                                                                                          $35,069,549
-----------------------------------------------------------------------------------------------------
Greece - 0.2%
-----------------------------------------------------------------------------------------------------
Cosmote Mobile Communications S.A. (Telephone Services)                 125,000            $1,453,587
-----------------------------------------------------------------------------------------------------

Hong Kong - 1.9%
-----------------------------------------------------------------------------------------------------
Cathay Pacific Airways Ltd. (Airlines)                                  850,000            $1,437,813
-----------------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                       721,000             1,233,569
-----------------------------------------------------------------------------------------------------
Denway Motors Ltd. (Automotive)                                       3,774,000             2,290,403
-----------------------------------------------------------------------------------------------------
Esprit Asia Holdings Ltd. (Specialty Stores)                            940,500             2,859,973
-----------------------------------------------------------------------------------------------------
Hong Kong Electric Holdings Ltd. (Utilities - Electric
Power)                                                                  303,500             1,169,810
-----------------------------------------------------------------------------------------------------
Li & Fung Ltd. (Business Services)                                    1,323,000             2,101,247
-----------------------------------------------------------------------------------------------------
                                                                                          $11,092,815
-----------------------------------------------------------------------------------------------------
Hungary - 0.7%
-----------------------------------------------------------------------------------------------------
OTP Bank Ltd., ADR (Banks & Credit Cos.)*                               173,600            $4,131,680
-----------------------------------------------------------------------------------------------------

India - 0.9%
-----------------------------------------------------------------------------------------------------
Bharti Tele-Venture (Telephone Services)                              2,286,800            $3,997,079
-----------------------------------------------------------------------------------------------------
Infosys Technologies Ltd. (Computer Software - Systems)                  15,400             1,526,069
-----------------------------------------------------------------------------------------------------
                                                                                           $5,523,148
-----------------------------------------------------------------------------------------------------
Indonesia - 0.1%
-----------------------------------------------------------------------------------------------------
PT Bank Mandiri (Banks & Credit Cos.)*                                7,322,000              $741,358
-----------------------------------------------------------------------------------------------------

Ireland - 3.3%
-----------------------------------------------------------------------------------------------------
Anglo Irish Bank Corp., PLC (Banks & Credit Cos.)                     1,087,073           $11,655,071
-----------------------------------------------------------------------------------------------------
Depfa Bank PLC (Banks & Credit Cos.)                                     26,600             2,582,756
-----------------------------------------------------------------------------------------------------
IAWS Group PLC, "A" (Specialty Chemicals)                               300,000             3,006,215
-----------------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Cos.)                        207,600             2,726,162
-----------------------------------------------------------------------------------------------------
                                                                                          $19,970,204
-----------------------------------------------------------------------------------------------------
Israel - 0.2%
-----------------------------------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd. (Pharmaceuticals)*                   25,100            $1,414,636
-----------------------------------------------------------------------------------------------------

Italy - 2.5%
-----------------------------------------------------------------------------------------------------
Cementir S.p.A. (Home Construction)                                     342,700            $1,018,251
-----------------------------------------------------------------------------------------------------
Italcementi Group S.p.A. (Home Construction)                            140,500             1,615,823
-----------------------------------------------------------------------------------------------------
Italcementi Group S.p.A. - RNC (Home Construction)                      208,700             1,456,631
-----------------------------------------------------------------------------------------------------
Mediaset S.p.A. (Broadcast & Cable TV)                                  249,400             2,284,122
-----------------------------------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Furniture & Appliances)                150,000             2,198,732
-----------------------------------------------------------------------------------------------------
Saipem S.p.A. (Oil Services)                                            675,300             5,090,980
-----------------------------------------------------------------------------------------------------
Tods S.p.A. (Apparel Manufacturers)                                      27,548             1,040,005
-----------------------------------------------------------------------------------------------------
                                                                                          $14,704,544
-----------------------------------------------------------------------------------------------------
Japan - 23.9%
-----------------------------------------------------------------------------------------------------
Aeon Credit Service Co., Ltd. (Banks & Credit Cos.)                      73,400            $3,168,819
-----------------------------------------------------------------------------------------------------
Alps Electric Co., Ltd. (Electronics)                                   233,000             3,789,400
-----------------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)                                   609,000             6,001,723
-----------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                       322,900             4,037,156
-----------------------------------------------------------------------------------------------------
Citizen Electronic Co., Ltd. (Electronics)                               65,400             4,930,754
-----------------------------------------------------------------------------------------------------
Credit Saison Co., Ltd. (Banks & Credit Cos.)                           253,800             5,307,670
-----------------------------------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                                        80,000             1,874,074
-----------------------------------------------------------------------------------------------------
Fast Retailing Co. (Specialty Stores)                                   122,000             5,759,727
-----------------------------------------------------------------------------------------------------
Fuji Television Network, Inc. (Broadcast & Cable TV)                        440             2,152,313
-----------------------------------------------------------------------------------------------------
Fujikura Kasei Co. (Special Products & Services)                        352,000             2,423,228
-----------------------------------------------------------------------------------------------------
Fujikura Ltd. (Electrical Equipment)                                  1,115,000             4,883,723
-----------------------------------------------------------------------------------------------------
Fujimi, Inc. (Special Products & Services)                               46,800             1,415,572
-----------------------------------------------------------------------------------------------------
Fujisawa Pharmaceuticals Co. (Pharmaceuticals)                          108,000             2,462,146
-----------------------------------------------------------------------------------------------------
Ibiden Co., Ltd. (Electronics)                                          225,100             3,396,249
-----------------------------------------------------------------------------------------------------
JACCS Co., Ltd. (Banks & Credit Cos.)                                   470,000             1,771,754
-----------------------------------------------------------------------------------------------------
Japan Telecom Holdings Co., Ltd. (Telephone Services)                     1,125             3,332,137
-----------------------------------------------------------------------------------------------------
JFE Holdings, Inc. (Metals & Mining)                                    102,400             2,242,571
-----------------------------------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                                         206,000             3,324,400
-----------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                             923             4,688,938
-----------------------------------------------------------------------------------------------------
Konica Minolta Holdings, Inc. (Electronics)                             192,000             2,547,018
-----------------------------------------------------------------------------------------------------
Meiwa Estate Co., Ltd. (Real Estate)                                     51,900               422,504
-----------------------------------------------------------------------------------------------------
Mitsui Mining & Smelting Co., Ltd. (Machinery & Tools)                1,005,000             3,572,050
-----------------------------------------------------------------------------------------------------
Mitsui Sumitomo Insurance Co., Ltd. (Insurance)                         444,000             3,235,902
-----------------------------------------------------------------------------------------------------
Nec Fielding Ltd. (Computer Software - Systems)                          16,700             1,046,233
-----------------------------------------------------------------------------------------------------
Nikko Securities Co., Ltd. (Brokerage & Asset Managers)                 883,000             4,707,643
-----------------------------------------------------------------------------------------------------
Nippon Electric Glass Co., Ltd. (Electronics)                           347,000             5,341,336
-----------------------------------------------------------------------------------------------------
Nippon Oil Corp. (Energy - Independent)                                 628,000             2,773,199
-----------------------------------------------------------------------------------------------------
Nishimatsuya Chain Co., Ltd. (Specialty Stores)                          84,500             2,123,592
-----------------------------------------------------------------------------------------------------
Nissin Kogyo Co., Ltd. (Automotive)                                      84,800             2,055,020
-----------------------------------------------------------------------------------------------------
Round One Corp. (Entertainment)                                             951             2,330,234
-----------------------------------------------------------------------------------------------------
Round One Corp. (Entertainment)(S)                                          951             2,330,234
-----------------------------------------------------------------------------------------------------
Shionogi & Co., Ltd. (Pharmaceuticals)                                  100,000             1,741,238
-----------------------------------------------------------------------------------------------------
Stanley Electric Co., Ltd. (Automotive)                                 462,000             8,293,318
-----------------------------------------------------------------------------------------------------
Sumitomo Bakelite Co., Ltd. (Specialty Chemicals)                       935,000            $4,699,547
-----------------------------------------------------------------------------------------------------
Sumitomo Real Estate Sales Co., Ltd. (Real Estate)                       78,900             2,492,734
-----------------------------------------------------------------------------------------------------
Tamron Co., Ltd. (Specialty Products & Services)                         31,000             1,271,552
-----------------------------------------------------------------------------------------------------
The Chiba Bank Ltd. (Banks & Credit Cos.)                             1,161,000             4,532,918
-----------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                  290,000             4,013,643
-----------------------------------------------------------------------------------------------------
Tokyo Gas Co., Ltd. (Natural Gas Distribution)                          854,000             2,843,728
-----------------------------------------------------------------------------------------------------
Uni-Charm Corp. (Consumer Goods & Services)                             120,700             5,720,020
-----------------------------------------------------------------------------------------------------
Uniden Corp. (Telecom - Wireline)                                       111,000             1,568,137
-----------------------------------------------------------------------------------------------------
YAMAHA Corp. (Leisure & Toys)                                           306,300             5,814,518
-----------------------------------------------------------------------------------------------------
                                                                                         $142,438,672
-----------------------------------------------------------------------------------------------------
Luxembourg - 0.6%
-----------------------------------------------------------------------------------------------------
Tenaris S.A., ADR (Oil Services)                                        140,100            $3,687,432
-----------------------------------------------------------------------------------------------------

Mexico - 3.3%
-----------------------------------------------------------------------------------------------------
Alfa S.A., "A" (Conglomerates)                                        1,300,000            $3,143,883
-----------------------------------------------------------------------------------------------------
Apasco S.A. (Home Construction)                                         433,800             3,333,888
-----------------------------------------------------------------------------------------------------
Controladora Comercial Mexicana S.A. de C.V.
(General Merchandise)                                                 3,153,600             2,165,501
-----------------------------------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V., "B" (Home Construction)*                 726,800             3,272,087
-----------------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V. (Specialty Stores)                           743,000             2,574,652
-----------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa, S.A. de C.V. (Banks & Credit Cos.)            367,700               401,310
-----------------------------------------------------------------------------------------------------
TV Azteca S.A. de C.V., ADR (Broadcast & Cable TV)                      600,300             4,502,250
-----------------------------------------------------------------------------------------------------
                                                                                          $19,393,571
-----------------------------------------------------------------------------------------------------
Netherlands - 3.0%
-----------------------------------------------------------------------------------------------------
ASM International N.V. (Electronics)*                                   110,000            $1,622,500
-----------------------------------------------------------------------------------------------------
ASM Lithography Holding N.V. (Electronics)*                              71,100               933,543
-----------------------------------------------------------------------------------------------------
Euronext N.V. (Banks & Credit Cos.)                                     140,900             3,432,933
-----------------------------------------------------------------------------------------------------
Fugro N.V. (Oil Services)                                                86,576             4,278,250
-----------------------------------------------------------------------------------------------------
Ordina N.V. (Computer Software - Systems)                                95,459               823,093
-----------------------------------------------------------------------------------------------------
PinkRoccade N.V. (Computer Software - Systems)*                          75,600               810,420
-----------------------------------------------------------------------------------------------------
VNU N.V. (Printing & Publishing)                                        203,103             5,956,620
-----------------------------------------------------------------------------------------------------
                                                                                          $17,857,359
-----------------------------------------------------------------------------------------------------
Norway - 0.3%
-----------------------------------------------------------------------------------------------------
Gjensidige NOR ASA (Banks & Credit Cos.)                                 45,800            $1,590,503
-----------------------------------------------------------------------------------------------------

Portugal - 0.2%
-----------------------------------------------------------------------------------------------------
Portugal Telecom S.A., ADR (Telephone Services)                         166,810            $1,312,795
-----------------------------------------------------------------------------------------------------

Singapore - 2.2%
-----------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Cos.)                           597,000            $4,453,549
-----------------------------------------------------------------------------------------------------
MobileOne Asia Ltd. (Wireless Communications)                         4,500,000             3,643,198
-----------------------------------------------------------------------------------------------------
Neptune Orient Lines Ltd. (Railroad & Shipping)                         947,000             1,067,891
-----------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                3,830,000             3,676,623
-----------------------------------------------------------------------------------------------------
                                                                                          $12,841,261
-----------------------------------------------------------------------------------------------------
South Africa - 1.0%
-----------------------------------------------------------------------------------------------------
Gold Fields Ltd. (Precious Metals)                                      300,100            $4,252,417
-----------------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious Metals)                          24,000             2,005,235
-----------------------------------------------------------------------------------------------------
                                                                                           $6,257,652
-----------------------------------------------------------------------------------------------------
South Korea - 0.8%
-----------------------------------------------------------------------------------------------------
Hyundai Motor Co., Ltd. (Automotive)                                    158,540            $4,562,600
-----------------------------------------------------------------------------------------------------

Spain - 1.4%
-----------------------------------------------------------------------------------------------------
Acciona S.A. (Engineering - Construction)                                50,700            $2,622,958
-----------------------------------------------------------------------------------------------------
Cortefiel S.A. (Apparel Manufacturers)                                  215,800             1,558,990
-----------------------------------------------------------------------------------------------------
Enagas S.A. (Natural Gas - Pipeline)                                    475,412             4,160,164
-----------------------------------------------------------------------------------------------------
                                                                                           $8,342,112
-----------------------------------------------------------------------------------------------------
Sweden - 3.9%
-----------------------------------------------------------------------------------------------------
Alfa Laval (Machinery & Tools)                                          461,110            $5,415,582
-----------------------------------------------------------------------------------------------------
Atlas Copco AB, "A" (Machinery & Tools)                                  53,600             1,570,326
-----------------------------------------------------------------------------------------------------
Autoliv, Inc. (Automotive)                                              228,500             6,856,593
-----------------------------------------------------------------------------------------------------
Biacore International AB (Medical Equipment)                            125,000             3,008,763
-----------------------------------------------------------------------------------------------------
D. Carnegie & Co., AB (Brokerage & Asset Managers)                      215,900             2,187,366
-----------------------------------------------------------------------------------------------------
Svenska Handelsbanken Series AB, "A" (Banks & Credit Cos.)              152,090             2,581,223
-----------------------------------------------------------------------------------------------------
Swedish Match AB (Tobacco)                                              212,400             1,617,356
-----------------------------------------------------------------------------------------------------
                                                                                          $23,237,209
-----------------------------------------------------------------------------------------------------
Switzerland - 4.1%
-----------------------------------------------------------------------------------------------------
Actelion Ltd. (Pharmaceuticals)                                          42,800            $3,672,602
-----------------------------------------------------------------------------------------------------
Bank Sarasin & Compagnie AG (Banks & Credit Cos.)                         1,400             1,887,104
-----------------------------------------------------------------------------------------------------
Julius Baer Holdings Ltd. (Brokerage & Asset Managers)                   14,278             4,110,956
-----------------------------------------------------------------------------------------------------
Nobel Biocare AG (Medical Equipment)                                     40,900             3,563,798
-----------------------------------------------------------------------------------------------------
Straumann Holdings AG (Medical Equipment)                                32,782             3,427,728
-----------------------------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Medical Equipment)                                 5,500             4,875,739
-----------------------------------------------------------------------------------------------------
Vontobel Holdings AG (Brokerage & Asset Managers)                       169,000             2,874,716
-----------------------------------------------------------------------------------------------------
                                                                                          $24,412,643
-----------------------------------------------------------------------------------------------------
Taiwan - 0.7%
-----------------------------------------------------------------------------------------------------
Ambit Microsystems Corp. (Telecom - Wireline)                           140,000              $412,985
-----------------------------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd. (PC & Peripheral)                  860,400             3,724,234
-----------------------------------------------------------------------------------------------------
                                                                                           $4,137,219
-----------------------------------------------------------------------------------------------------
Thailand - 1.8%
-----------------------------------------------------------------------------------------------------
Aeon Thana Sinsa (Banks & Credit Cos.)                                  331,800            $1,740,645
-----------------------------------------------------------------------------------------------------
Bangkok Bank (Banks & Credit Cos.)                                    1,373,800             2,951,456
-----------------------------------------------------------------------------------------------------
BEC World Public Co., Ltd., PLC (Broadcast & Cable TV)                  222,200             1,309,998
-----------------------------------------------------------------------------------------------------
Hana Microelectronics Ltd. (Electronics)                                409,400               961,369
-----------------------------------------------------------------------------------------------------
PTT Exploration & Production Public Co., Ltd.
(Energy - Independent)                                                  264,700             1,091,069
-----------------------------------------------------------------------------------------------------
Siam Cement Public Co., Ltd. (Home Construction)                        568,000             2,866,250
-----------------------------------------------------------------------------------------------------
                                                                                          $10,920,787
-----------------------------------------------------------------------------------------------------
United Kingdom - 15.6%
-----------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                        111,100            $2,088,680
-----------------------------------------------------------------------------------------------------
Bloomsbury Publishing PLC (Printing & Publishing)                       812,800             3,431,736
-----------------------------------------------------------------------------------------------------
BOC Group PLC (Specialty Chemicals)                                     225,000             3,089,293
-----------------------------------------------------------------------------------------------------
Bodycote International PLC (Electrical Equipment)                     2,099,320             5,230,904
-----------------------------------------------------------------------------------------------------
Burberry Group PLC (Apparel Manufacturers)                              310,000             1,677,294
-----------------------------------------------------------------------------------------------------
Capital Radio PLC (Broadcast & Cable TV)                                235,133             1,868,263
-----------------------------------------------------------------------------------------------------
Close Brothers Group PLC (Banks & Credit Cos.)                          300,200             3,567,905
-----------------------------------------------------------------------------------------------------
Collins Stewart Tullett PLC (Brokerage & Asset Managers)                239,900             1,492,651
-----------------------------------------------------------------------------------------------------
Cookson Group PLC (Electronics)                                       7,187,100             3,733,363
-----------------------------------------------------------------------------------------------------
Easy Jet PLC (Airlines)*                                                608,800             2,223,822
-----------------------------------------------------------------------------------------------------
Granada PLC (Broadcast & Cable TV)                                    1,600,000             2,486,727
-----------------------------------------------------------------------------------------------------
ICAP PLC (Brokerage & Asset Managers)                                    41,000              $850,799
-----------------------------------------------------------------------------------------------------
Intertek Group PLC (Special Products & Services)                        202,510             1,726,873
-----------------------------------------------------------------------------------------------------
Invensys PLC (Electrical Equipment)                                   6,948,290             3,291,693
-----------------------------------------------------------------------------------------------------
Invesco MIM PLC (Brokerage & Asset Managers)                            374,600             2,836,303
-----------------------------------------------------------------------------------------------------
Johnson Service Group PLC (Consumer Services)                           340,600             1,783,412
-----------------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                              838,834             5,960,856
-----------------------------------------------------------------------------------------------------
Kesa Electricals PLC (Specialty Stores)                                 482,172             1,785,321
-----------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                       578,252             2,508,731
-----------------------------------------------------------------------------------------------------
Marconi Corp., PLC (Telecom - Wireline)                                 246,320             1,842,505
-----------------------------------------------------------------------------------------------------
MFI Furniture Group PLC (Specialty Stores)                              900,000             2,767,647
-----------------------------------------------------------------------------------------------------
Next PLC (General Merchandise)                                          257,220             4,805,821
-----------------------------------------------------------------------------------------------------
Old Mutual PLC (Banks & Credit Cos.)                                  2,100,450             3,238,342
-----------------------------------------------------------------------------------------------------
PHS Group PLC (Business Services)                                     1,613,300             2,292,861
-----------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                       323,248             6,501,562
-----------------------------------------------------------------------------------------------------
Schroders PLC (Brokerage & Asset Managers)                              230,000             2,565,351
-----------------------------------------------------------------------------------------------------
Signet Group PLC (Specialty Stores)                                   1,205,500             2,114,054
-----------------------------------------------------------------------------------------------------
St. James' Place Capital PLC (Insurance)                                717,300             1,466,569
-----------------------------------------------------------------------------------------------------
Taylor & Francis Group PLC (Printing & Publishing)                      340,000             3,009,505
-----------------------------------------------------------------------------------------------------
Taylor Nelson Sofres PLC (Broadcast & Cable TV)                         633,700             2,022,467
-----------------------------------------------------------------------------------------------------
United Utilities PLC (Utilities - Electric Power)                       382,000             1,701,746
-----------------------------------------------------------------------------------------------------
William Hill PLC (Gaming & Lodging)                                     441,810             2,276,637
-----------------------------------------------------------------------------------------------------
WPP Group PLC (Broadcast & Cable TV)                                    164,900             1,391,084
-----------------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)*                                  638,140             3,203,461
-----------------------------------------------------------------------------------------------------
                                                                                          $92,834,238
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $563,583,857
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 3.4%
-----------------------------------------------------------------------------------------------------
Business Services - 1.1%
-----------------------------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.*                                    36,500            $1,331,155
-----------------------------------------------------------------------------------------------------
Manpower, Inc.                                                          132,310             4,908,701
-----------------------------------------------------------------------------------------------------
                                                                                           $6,239,856
-----------------------------------------------------------------------------------------------------
Containers - 0.3%
-----------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                          118,025            $1,768,014
-----------------------------------------------------------------------------------------------------

Energy - Independent - 0.3%
-----------------------------------------------------------------------------------------------------
Massey Energy Co.                                                       133,100            $1,770,230
-----------------------------------------------------------------------------------------------------

Oil Services - 1.3%
-----------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                     318,100            $7,618,495
-----------------------------------------------------------------------------------------------------

Printing & Publishing - 0.4%
-----------------------------------------------------------------------------------------------------
Bowne & Co., Inc.                                                       172,600            $2,580,370
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $19,976,965
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $496,040,777)                                             $583,560,822
-----------------------------------------------------------------------------------------------------
Rights
-----------------------------------------------------------------------------------------------------
Stada Arzneimittel* (Identified Cost, $246,314)                         117,798              $263,536
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
-----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                        (000 Omitted)                   $ VALUE
-----------------------------------------------------------------------------------------------------
UBS Finance, Inc., due 10/01/03, at Amortized Cost                      $13,254           $13,254,000
-----------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 0.7%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES               $ VALUE
-----------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                                    3,875,896            $3,875,896
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $513,416,987)                                        $600,954,254
-----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.8)%                                                    (4,765,583)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $596,188,671
-----------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
(S) When-issued security. At September 30, 2003, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 9/30/03

ASSETS

Investments, at value, including $3,761,278 of securities
on loan (identified cost, $513,416,987)                          $600,954,254
-----------------------------------------------------------------------------------------------------
Cash                                                                  692,817
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost $2,568,772)             2,614,943
-----------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts          1,143,136
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                     6,908,327
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                     6,917,261
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                     927,667
-----------------------------------------------------------------------------------------------------
Other assets                                                                7
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $620,158,412
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for dividends on securities sold short                        $20,161
-----------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts               659,936
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                  18,168,181
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                  1,216,637
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                          3,875,896
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                       15,543
-----------------------------------------------------------------------------------------------------
  Reimbursement fee                                                     5,701
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                          7,684
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                       2
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $23,969,741
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $596,188,671
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                  $514,785,449
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                       88,041,658
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                              (6,213,970)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                      (424,466)
-----------------------------------------------------------------------------------------------------
Total                                                                                    $596,188,671
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  38,630,001
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                     $371,041,096
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               23,969,178
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $15.48
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$15.48)                                                  $16.42
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                      $84,766,982
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                5,564,188
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.23
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                      $69,101,003
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                4,541,459
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.22
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $69,214,190
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                4,421,401
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.65
-----------------------------------------------------------------------------------------------------

Class R shares

  Net assets                                                       $1,596,178
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  103,186
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.47
-----------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                         $297,458
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   19,275
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $15.43
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$15.43)                                                  $16.37
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                          $69,705
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                    4,588
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.19
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                         $102,059
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                    6,726
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.17
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C
shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 9/30/03

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                         $7,889,411
-----------------------------------------------------------------------------------------------------
  Interest                                                             166,013
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (821,027)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $7,234,397
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $3,302,708
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                 9,994
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                      360,075
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                               719,411
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                               564,029
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               413,506
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                                 2,134
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                                542
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                                260
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                                504
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                         387
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                          65
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         126
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    31,796
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        655,343
-----------------------------------------------------------------------------------------------------
  Printing                                                              67,453
-----------------------------------------------------------------------------------------------------
  Postage                                                               35,243
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         36,000
-----------------------------------------------------------------------------------------------------
  Legal fees                                                             3,469
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        502,500
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $6,705,545
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (4,486)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                         (666,129)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $6,034,930
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      $1,199,467
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                           $7,005,272
-----------------------------------------------------------------------------------------------------
  Securities sold short                                               (684,370)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                     (1,341,724)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                      $4,979,178
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                     $105,948,806
-----------------------------------------------------------------------------------------------------
  Securities sold short                                               (972,109)
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                           487,647
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                     $105,464,344
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                         $110,443,522
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $111,642,989
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 9/30                                                2003                   2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                        $1,199,467               $(96,169)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                4,979,178            (10,578,944)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                               105,464,344            (13,742,624)
---------------------------------------------------------   ------------------       ----------------
Increase (decrease) in net assets from operations                 $111,642,989           $(24,417,737)
---------------------------------------------------------   ------------------       ----------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net realized gain on investments and foreign currency
transactions (Class A)                                                     $--                  $(146)
-----------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign currency
transactions (Class B)                                                      --                    (57)
-----------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign currency
transactions (Class C)                                                      --                    (35)
-----------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign currency
transactions (Class I)                                                      --                    (40)
---------------------------------------------------------   ------------------       ----------------
Total distributions declared to shareholders                               $--                  $(278)
---------------------------------------------------------   ------------------       ----------------
Net increase in net assets from fund share transactions           $275,272,994           $197,796,735
---------------------------------------------------------   ------------------       ----------------
Total increase in net assets                                      $386,915,983           $173,378,720
---------------------------------------------------------   ------------------       ----------------

NET ASSETS

At beginning of period                                            $209,272,688            $35,893,968
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment loss
of $424,466 and $498,634, respectively)                           $596,188,671           $209,272,688
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 9/30

CLASS A                                                2003            2002             2001             2000           1999

Net asset value, beginning of year                   $11.82          $11.68           $15.24           $13.15          $9.42
----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                     $0.07           $0.02            $0.05           $(0.10)        $(0.01)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     3.59            0.12            (3.45)            6.62           3.78
------------------------------------------------   --------     -----------       ----------       ----------     ----------
Total from investment operations                      $3.66           $0.14           $(3.40)           $6.52          $3.77
------------------------------------------------   --------     -----------       ----------       ----------     ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                            $--             $--              $--              $--         $(0.04)
----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                          --           (0.00)+++        (0.08)           (4.43)         (0.00)+++
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                           --              --            (0.08)              --             --
------------------------------------------------   --------     -----------       ----------       ----------     ----------
Total distributions declared to shareholders            $--          $(0.00)+++       $(0.16)          $(4.43)        $(0.04)
------------------------------------------------   --------     -----------       ----------       ----------     ----------
Net asset value, end of year                         $15.48          $11.82           $11.68           $15.24         $13.15
------------------------------------------------   --------     -----------       ----------       ----------     ----------
Total return (%)(+)                                   31.08            1.11           (22.52)           53.54          40.11
----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

CLASS A (CONTINUED)                                    2003            2002             2001             2000           1999

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             1.62            1.64             1.66             1.77           1.78
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           0.51            0.13             0.37            (0.62)         (0.13)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       88             130              136              152            162
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)            $371,042        $121,779          $20,858             $202           $122
----------------------------------------------------------------------------------------------------------------------------

(S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. Effective October 1, 2000, the fund began paying the investment adviser a fee not greater than 0.30%
    of average daily net assets. In addition the investment adviser and the distributor no longer waive their fees. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                          $0.04          $(0.02)          $(0.11)          $(0.43)        $(0.32)
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                             1.81            1.89             2.86             3.92           4.54
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           0.32           (0.12)           (0.84)           (2.77)         (2.89)
----------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ Per share amount was less than $(0.01). The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

                                                                                                     PERIOD ENDED
CLASS B                                                            2003              2002              9/30/2001*

Net asset value, beginning of period                             $11.70            $11.65                  $15.23
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.02)           $(0.07)                 $(0.02)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             3.55              0.12                   (3.42)
---------------------------------------------------------   -----------       -----------        ----------------
Total from investment operations                                  $3.53             $0.05                  $(3.44)
---------------------------------------------------------   -----------       -----------        ----------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign
  currency transactions                                             $--            $(0.00)+++              $(0.07)
-----------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments and
  foreign currency transactions                                      --                --                   (0.07)
---------------------------------------------------------   -----------       -----------        ----------------
Total distributions declared to shareholders                        $--            $(0.00)+++              $(0.14)
---------------------------------------------------------   -----------       -----------        ----------------
Net asset value, end of period                                   $15.23            $11.70                  $11.65
---------------------------------------------------------   -----------       -----------        ----------------
Total return (%)                                                  30.17              0.43                  (22.84)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         2.27              2.29                    2.31+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.17)            (0.55)                  (0.18)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   88               130                     136
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $84,767           $45,299                  $7,735
-----------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser has contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.05)           $(0.10)                 $(0.18)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                         2.46              2.54                    3.51+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.36)            (0.80)                  (1.39)+
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class B shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly. The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

                                                                                                     PERIOD ENDED
CLASS C                                                            2003              2002              9/30/2001*

Net asset value, beginning of period                             $11.69            $11.63                  $15.23
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.02)           $(0.07)                 $(0.03)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             3.55              0.13                   (3.43)
---------------------------------------------------------   -----------       -----------        ----------------
Total from investment operations                                  $3.53             $0.06                  $(3.46)
---------------------------------------------------------   -----------       -----------        ----------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign
  currency transactions                                             $--            $(0.00)+++              $(0.07)
-----------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments and
  foreign currency transactions                                      --                --                   (0.07)
---------------------------------------------------------   -----------       -----------        ----------------
Total distributions declared to shareholders                        $--            $(0.00)+++              $(0.14)
---------------------------------------------------------   -----------       -----------        ----------------
Net asset value, end of period                                   $15.22            $11.69                  $11.63
---------------------------------------------------------   -----------       -----------        ----------------
Total return (%)                                                  30.20              0.52                  (22.98)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         2.27              2.29                    2.31+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.17)            (0.55)                  (0.24)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   88               130                     136
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $69,101           $28,694                  $4,910
-----------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.04)           $(0.10)                 $(0.19)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                         2.46              2.54                    3.51+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.36)            (0.80)                  (1.45)+
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class C shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly. The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

CLASS I                                                2003            2002             2001             2000           1999

Net asset value, beginning of year                   $11.91          $11.73           $15.25           $13.16          $9.42
----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                     $0.12           $0.06            $0.07           $(0.10)        $(0.03)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     3.62            0.12*           (3.43)            6.62           3.81
------------------------------------------------   --------      ----------       ----------       ----------     ----------
Total from investment operations                      $3.74           $0.18           $(3.36)           $6.52          $3.78
------------------------------------------------   --------      ----------       ----------       ----------     ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                            $--             $--              $--              $--         $(0.04)
----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                          --           (0.00)+++        (0.08)           (4.43)         (0.00)+++
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                           --              --            (0.08)              --             --
------------------------------------------------   --------      ----------       ----------       ----------     ----------
Total distributions declared to shareholders            $--          $(0.00)          $(0.16)          $(4.43)        $(0.04)
------------------------------------------------   --------      ----------       ----------       ----------     ----------
Net asset value, end of year                         $15.65          $11.91           $11.73           $15.25         $13.16
------------------------------------------------   --------      ----------       ----------       ----------     ----------
Total return (%)                                      31.40            1.53           (22.21)           53.50          40.22
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             1.27            1.29             1.31             1.77           1.78
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           0.89            0.46             0.53            (0.59)         (0.23)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       88             130              136              152            162
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)             $69,214         $13,456           $2,391           $2,709           $985
----------------------------------------------------------------------------------------------------------------------------

(S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. Effective October 1, 2000, the fund began paying the investment adviser a fee not greater than 0.30% of average daily net assets. In addition the investment adviser no longer waives its fee. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                          $0.09           $0.03           $(0.09)          $(0.36)        $(0.29)
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                             1.46            1.54             2.51             3.42           4.04
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           0.70            0.21            (0.68)           (2.27)         (2.49)
----------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ Per share amount was less than $(0.01).
  * The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

                                                                  PERIOD ENDED
CLASS R                                                             9/30/2003*

Net asset value, beginning of period                                    $12.26
------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                               $0.04
------------------------------------------------------------------------------

  Net realized and unrealized gain on investments and foreign
  currency                                                                3.17
------------------------------------------------------------------------------
Total from investment operations                                         $3.21
------------------------------------------------------------------------------
Net asset value, end of period                                          $15.47
------------------------------------------------------------------------------
Total return (%)                                                         26.18++
------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                1.77+
------------------------------------------------------------------------------

Net investment income                                                     0.44+
------------------------------------------------------------------------------

Portfolio turnover                                                          88
------------------------------------------------------------------------------

Net assets at end of period (000 Omitted)                               $1,596
------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser has contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                    $0.03
------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS

Expenses##                                                                1.96+
------------------------------------------------------------------------------

Net investment income                                                     0.25+
------------------------------------------------------------------------------

 * For the period from the inception of Class R shares, December 31, 2002, through September 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                      YEAR ENDED        PERIOD ENDED
CLASS 529A                                                             9/30/03             9/30/02*

Net asset value, beginning of period                                    $11.81              $12.74
--------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                               $0.07               $0.00+++
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        3.55               (0.93)
---------------------------------------------------------------   ------------         -----------
Total from investment operations                                         $3.62              $(0.93)
---------------------------------------------------------------   ------------         -----------
Net asset value, end of period                                          $15.43              $11.81
---------------------------------------------------------------   ------------         -----------
Total return (%)(+)                                                      30.76               (7.38)++
--------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                1.87                1.89+
--------------------------------------------------------------------------------------------------
Net investment income                                                     0.50                0.09+
--------------------------------------------------------------------------------------------------
Portfolio turnover                                                          88                 130
--------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $297                 $32
--------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.55% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                             $0.04              $(0.00)+++
--------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                2.06                2.14+
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                              0.31               (0.16)+
--------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                                                       YEAR ENDED        PERIOD ENDED
CLASS 529B                                                              9/30/03             9/30/02*

Net asset value, beginning of period                                     $11.70              $12.63
---------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                 $(0.05)             $(0.02)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                         3.54               (0.91)
---------------------------------------------------------------   -------------         -----------
Total from investment operations                                          $3.49              $(0.93)
---------------------------------------------------------------   -------------         -----------
Net asset value, end of period                                           $15.19              $11.70
---------------------------------------------------------------   -------------         -----------
Total return (%)                                                          29.83               (7.44)++
---------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                 2.52                2.54+
---------------------------------------------------------------------------------------------------
Net investment loss                                                       (0.39)              (0.98)+
---------------------------------------------------------------------------------------------------
Portfolio turnover                                                           88                 130
---------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                   $70                  $6
---------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser has contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.55% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                      $(0.07)             $(0.02)
---------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                 2.71                2.79+
---------------------------------------------------------------------------------------------------
Net investment loss                                                       (0.58)              (1.23)+
---------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                      YEAR ENDED          PERIOD ENDED
CLASS 529C                                                             9/30/03              9/30/02*

Net asset value, beginning of period                                     $11.69              $12.62
---------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                 $(0.01)             $(0.02)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                         3.49               (0.91)
---------------------------------------------------------------   -------------         -----------
Total from investment operations                                          $3.48              $(0.93)
---------------------------------------------------------------   -------------         -----------
Net asset value, end of period                                           $15.17              $11.69
---------------------------------------------------------------   -------------         -----------
Total return (%)                                                          29.88               (7.45)++
---------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                 2.52                2.54+
---------------------------------------------------------------------------------------------------
Net investment loss                                                       (0.09)              (0.92)+
---------------------------------------------------------------------------------------------------
Portfolio turnover                                                           88                 130
---------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $102                  $7
---------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser has contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.55% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                      $(0.04)             $(0.02)
---------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                 2.71                2.79+
---------------------------------------------------------------------------------------------------
Net investment loss                                                       (0.28)              (1.17)+
---------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that is value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SHORT SALES - The fund may enter into short sales. A short sale transaction involves selling a security, which the fund does not own, with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,266 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $1,220 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, passive foreign investment companies, and wash sales.

The tax character of distributions declared for the years ended September 30, 2003 and September 30, 2002 was as follows:

                                                9/30/03               9/30/02
Distributions declared from:
-----------------------------------------------------------------------------
  Ordinary income                                   $--                   $--
  Long-term capital gain                             --                   278
-----------------------------------------------------------------------------
Total distributions declared                        $--                  $278
-----------------------------------------------------------------------------

During the year ended September 30, 2003, accumulated undistributed net investment income decreased by $1,125,299, and accumulated net realized loss on investments and foreign currency transactions decreased by $1,125,299 due to differences between book and tax accounting for currency transactions and passive foreign investment companies. This change had no effect on the net assets or net asset value per share.

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                            $549,553
      ------------------------------------------------------------------
      Capital loss carryforward                              (5,027,801)
      ------------------------------------------------------------------
      Unrealized appreciation                                85,987,121
      ------------------------------------------------------------------
      Other temporary differences                              (105,651)
      ------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

      EXPIRATION DATE

      September 30, 2010                                    $(1,008,491)
      ------------------------------------------------------------------
      September 30, 2011                                     (4,019,310)
      ------------------------------------------------------------------
      Total                                                 $(5,027,801)
      ------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets                    0.975%
      ------------------------------------------------------------------
      Average net assets in excess of $500 million                0.925%
      ------------------------------------------------------------------

The fund has a temporary expense reimbursement agreement whereby MFS has contractually agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets for Class A, Class B, Class C, Class I and Class R and not greater than 0.55% of average daily net assets for Class 529A, Class 529B and Class 529C. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2003, aggregate unreimbursed expenses amounted to $1,202,188.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for inactive Trustees and an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a net increase of $6,071 as a result of the change in the fund's pension liability for active Trustees and a pension expense of $4,699 for inactive trustees for the year ended September 30, 2003.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

      First $2 billion                                           0.0175%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0130%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0005%
      ------------------------------------------------------------------
      In excess of $7 billion                                    0.0000%
      ------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $176,792 and $734 for the year ended September 30, 2003, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                          CLASS A        CLASS B      CLASS C      CLASS R      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee            0.10%          0.75%        0.75%        0.25%           0.25%           0.75%           0.75%
----------------------------------------------------------------------------------------------------------------------------
Service Fee                 0.25%          0.25%        0.25%        0.25%           0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------------------
Total Distribution
Plan                        0.35%          1.00%        1.00%        0.50%           0.50%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended September 30, 2003, amounted to:

                          CLASS A        CLASS B      CLASS C      CLASS R      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee
Retained
by MFD                    $43,027           $180       $8,558          $--            $184              $2              $9
----------------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended September 30, 2003, were as follows:

                          CLASS A        CLASS B      CLASS C      CLASS R      CLASS 529A      CLASS 529B      CLASS 529C

Effective Annual
Percentage Rates            0.35%          1.00%        1.00%        0.50%           0.35%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2003, were as follows:

                             CLASS A    CLASS B  CLASS C CLASS 529B CLASS 529C

Contingent Deferred Sales
Charges Imposed               $3,507   $105,722  $14,563        $--        $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $567,260,804 and $292,369,231, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                       $514,988,324
      ------------------------------------------------------------------
      Gross unrealized appreciation                         $91,082,871
      ------------------------------------------------------------------
      Gross unrealized depreciation                          (5,116,941)
      ------------------------------------------------------------------
      Net unrealized appreciation                           $85,965,930
      ------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             Year ended 9/30/03                  Year ended 9/30/02
                                           SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                              24,801,144       $324,122,680       12,253,102       $164,132,962
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    --                 --               10                153
-------------------------------------------------------------------------------------------------------------
Shares reacquired                       (11,139,048)      (143,532,807)      (3,731,414)       (48,908,349)
-------------------------------------------------------------------------------------------------------------
Net increase                             13,662,096       $180,589,873        8,521,698       $115,224,766
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                               2,972,798        $38,297,386        3,842,289        $51,214,791
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    --                 --                4                 44
-------------------------------------------------------------------------------------------------------------
Shares reacquired                        (1,278,827)       (15,665,137)        (636,103)        (8,181,858)
-------------------------------------------------------------------------------------------------------------
Net increase                              1,693,971        $22,632,249        3,206,190        $43,032,977
-------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                               2,987,580        $38,477,655        2,447,228        $32,826,389
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    --                 --               32                221
-------------------------------------------------------------------------------------------------------------
Shares reacquired                          (900,810)       (11,055,587)        (414,739)        (5,459,459)
-------------------------------------------------------------------------------------------------------------
Net increase                              2,086,770        $27,422,068        2,032,521        $27,367,151
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                               3,960,032        $51,879,811        1,169,964        $15,326,210
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    --                 --                1                 13
-------------------------------------------------------------------------------------------------------------
Shares reacquired                          (668,692)        (8,950,350)        (243,706)        (3,201,935)
-------------------------------------------------------------------------------------------------------------
Net increase                              3,291,340        $42,929,461          926,259        $12,124,288
-------------------------------------------------------------------------------------------------------------

                                              Period ended 9/30/03*
                                            SHARES            AMOUNT

CLASS R SHARES

Shares sold                                 143,674         $1,881,170
-------------------------------------------------------------------------
Shares reacquired                           (40,488)          (512,829)
-------------------------------------------------------------------------
Net increase                                103,186         $1,368,341
-------------------------------------------------------------------------
 * For the period from the inception of Class R shares, December 31, 2002, through September 30, 2003.

                                                Year ended 9/30/03                Period ended 9/30/02**
                                             SHARES            AMOUNT            SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                                  17,338           $211,554            2,688            $33,305
-------------------------------------------------------------------------------------------------------------
Shares reacquired                              (751)            (9,652)              --                 --
-------------------------------------------------------------------------------------------------------------
Net increase                                 16,587           $201,902            2,688            $33,305
-------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                   4,191            $56,053              533             $6,650
-------------------------------------------------------------------------------------------------------------
Shares reacquired                              (136)            (1,569)              --                 --
-------------------------------------------------------------------------------------------------------------
Net increase                                  4,055            $54,484              533             $6,650
-------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                   6,192            $75,757              614             $7,598
-------------------------------------------------------------------------------------------------------------
Shares reacquired                               (80)            (1,141)              --                 --
-------------------------------------------------------------------------------------------------------------
Net increase                                  6,112            $74,616              614             $7,598
-------------------------------------------------------------------------------------------------------------
** For the period from the inception of Classes 529A, 529B and 529C shares, July 31, 2002, through September 30, 2002.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2,620 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts


                                CONTRACTS TO                                 CONTRACTS         APPRECIATION
  SETTLEMENT DATE              DELIVER/RECEIVE         IN EXCHANGE FOR        AT VALUE        (DEPRECIATION)

              SALES
                11/03/03  CAD            43,767,264          $31,806,680       $32,356,645          $(549,965)
                10/06/03  EUR             9,500,000           10,971,835        11,067,468            (95,633)
                10/06/03  GBP             6,800,000           11,284,158        11,298,496            (14,338)
                                                             -----------       -----------          ---------
                                                             $54,062,673       $54,722,609          $(659,936)
                                                             ===========       ===========          =========

         PURCHASES

                10/06/03  EUR             9,500,000          $10,891,750       $11,067,469           $175,719
                10/06/03  GBP             6,800,000           11,016,000        11,298,496            282,496
                10/16/03  JPY         5,541,336,150           49,162,228        49,847,149            684,921
                                                             -----------       -----------          ---------
                                                             $71,069,978       $72,213,114         $1,143,136
                                                             ===========       ===========          =========

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

CAD = Canadian Dollars
EUR = Euro
GBP = British Pounds
JPY = Japanese Yen

At September 30, 2003, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios constituting MFS Series Trust V), including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                ERNST & YOUNG LLP
Boston, Massachusetts
November 7, 2003

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37)                   investment trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41)                         (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36)                           ELAINE R. SMITH (born 04/25/46)
Trustee                                                  Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN (born 09/12/59)                           ROBERT R. FLAHERTY (born 09/18/63)
Trustee and President                                    Assistant Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59)                  RICHARD M. HISEY (born 08/29/58)
Assistant Secretary and Assistant Clerk                  Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
STEPHEN E. CAVAN (born 11/06/53)                         Executive Vice President and Chief Financial
Secretary and Clerk                                      Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President, General Counsel and Secretary
                                                         ELLEN MOYNIHAN (born 11/13/57)
                                                         Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)                     Massachusetts Financial Services Company, Vice
Assistant Treasurer                                      President
Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             JAMES O. YOST (born 06/12/60)
Harriman & Co., Senior Vice President (November          Assistant Treasurer
2002 to April 2003); ING Groep N.V./Aeltus               Massachusetts Financial Services Company, Senior
Investment Management, Senior Vice President             Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 110 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              AUDITORS
MFS Fund Distributors, Inc.                              Ernst & Young LLP
500 Boylston Street, Boston, MA
02116-3741

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli(1)

(1) MFS Investment Management

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended September 30, 2003, income from foreign sources was $7,858,818, and the fund designated a foreign tax credit of $742,706.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number             Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606           8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576           9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day,
or stock and bond outlooks     touch-tone required    365 days a year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741


(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             MIO-ANN-11/03 50M

MFS(R) Mutual Funds

ANNUAL REPORT 9/30/03


MFS(R) Total Return Fund

A path for pursuing opportunity


                                                    [MFS Logo](R)
                                                 INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms
o share balances and transactional history with us, our affiliates, or others
o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) TOTAL RETURN FUND

The fund seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. The fund also seeks to provide reasonable opportunity for growth of capital and income.

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
----------------------------------------------------
FINANCIAL STATEMENTS                              38
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     51
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      61
----------------------------------------------------
TRUSTEES AND OFFICERS                             62
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      64
----------------------------------------------------
FEDERAL TAX INFORMATION                           65
----------------------------------------------------
CONTACT INFORMATION                               66
----------------------------------------------------
ASSET ALLOCATION                                  67

-------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    October 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes
o time-tested money management process for pursuing consistent results
o full spectrum of investment products backed by MFS Original Research(R)
o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans
o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products
o analyzing financial statements and balance sheets
o talking extensively with companies' customers and competitors
o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

For the 12-month reporting period that ended September 30, 2003, the stronger-performing stocks were typically higher-risk stocks in terms of balance sheet characteristics and/or earnings. Many of these stocks rebounded from very depressed, or in some cases, distressed levels in 2002. The rebound over the past year has been driven by improved access to capital as the U.S.
Federal Reserve Board added liquidity to the banking system and eased financial pressures.

This fund normally invests between 55% to 60% of its assets in higher-quality, lower-risk stocks and the balance in high-quality bonds, and ended the period with a 55.3% allocation to stocks.

Absolute performance was strong by historical standards over the period, driven primarily by the recovery in the equity market from the trough a year ago. Compared to the equity benchmark S&P 500 Index, however, performance has lagged. In part, the underperformance is due to the balanced nature of the fund and the conservative, higher-yield orientation of our stock selection process. The fixed-income assets help to provide a stable source of return over time as well as a consistent source of income. While this approach has provided a strong historical long-term track record, results over the past year lagged as higher-risk and lower-quality segments of the equity market led the rebound. We continue to focus on inexpensive, higher-quality stocks with a preference for yield, and believe that this approach will be rewarded over time.

-----------------------------------------------
TOP 5 STOCK HOLDINGS
AS OF 9/30/03

CITIGROUP, INC.                            3.1%
Diversified financial services company
-----------------------------------------------
MELLON  FINANCIAL CORP.                    2.1%
Financial services company
-----------------------------------------------
EXXONMOBIL CORP.                           2.0%
Diversified oil, gas, and
petrochemical firm
-----------------------------------------------
VERIZON COMMUNICATIONS, INC.               1.9%
Wireline and wireless telecom services
provider
-----------------------------------------------
VIACOM, INC.                               1.8%
Diversified media and entertainment
company
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

DETRACTORS FROM PERFORMANCE

The technology, energy, and leisure sectors were the primary reasons the fund underperformed its stock benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector were expensive, even after the declines experienced in 2000 and 2001. However, the sector rose through much of the period, buoyed by signs of economic growth, potential increases in capital spending, and possible pent-up demand for personal computers, servers, and software. In absolute terms, the group was one of the best-performing portfolio sectors; our underweighting caused the fund's relative performance to suffer.

We were overweighted in the energy sector because we expected that higher oil and gas prices would support improved earnings. While our holdings in the sector rose, as a group they lagged the performance of the overall market, dampening relative performance. As of the end of the period, we continue to be overweighted in the sector, as we anticipate that higher energy prices should continue to support earnings, and because a number of our holdings are undertaking aggressive restructuring programs to improve returns.

The performance of the fund's leisure holdings was disappointing. Publisher Reed Elsevier saw declines in its educational publishing arm as states cut budgets in the face of revenue shortfalls. Entertainment giant Viacom, best known for its ownership of CBS, MTV, and TNN, was also a detractor to the sector's return. Its stock price suffered from investor concerns about weakness in its radio advertising revenues.

Other detractors to performance included retailer Sears and health care provider CIGNA. Sears' stock declined after the company announced that the quality of its credit card portfolio was worse than the firm had previously known or disclosed. We reestablished a position in the stock this year after the company announced that it would sell the credit card business to focus more closely on restructuring its retail franchise. Stock prices for insurance giant CIGNA fell sharply in the fourth quarter of 2002 after it announced that it would have to take a $1.1 billion pre-tax charge to increase its insurance reserves. In the fourth quarter, the company cut its 2003 earnings estimates and we have since sold our position in the company.

CONTRIBUTORS TO PERFORMANCE

Holdings in the financial services sector provided the strongest relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. In addition, as the stock market rallied throughout the period, our holdings with exposure to capital market activities - investment management, trust services, equity underwriting for example - performed strongly.

The fund's best-performing holding was AT&T Wireless in the utilities and communications sector. The company's stock benefited from generally improving fundamentals in the wireless markets; from better-than-expected increases in its average revenue per unit; and from a "churn rate" - the rate at which a company loses customers to competitors - that slowed more than many analysts had expected.

Also in utilities, energy producer and merchant Calpine contributed solid returns to fund performance. The company had suffered from weak power demand and concern that it wouldn't meet its debt obligations. The power market improved somewhat, natural gas prices rose, and the company was able to access the financing it needed.

Our underweight position in pharmaceutical stocks benefited performance. Many of the companies are under pressure from slower revenue growth as generic drugs continued to capture market share, new drug introductions lagged historical trends, and concerns persisted about legislative proposals to reduce drug prices.

In the fixed-income market, corporate bonds in general outperformed U.S. Treasuries over the period. In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed-income portion of the fund outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index. (The principal value and interest of U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    (on behalf of the Total Return team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 9/30/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended September 30, 2003.)

                    MFS Total        Standard &         Lehman Brothers
                  Return Fund -     Poor's 500            Aggregate
                    Class A         Stock Index           Bond Index

      9/93         $ 9,525           $10,000               $10,000
      9/95          11,151            13,448                11,038
      9/97          15,854            22,722                12,704
      9/99          18,158            31,667                14,114
      9/01          20,872            26,328                17,057
      9/03          22,602            26,042                19,526

TOTAL RETURNS

---------------------
Average annual
without sales charge
---------------------

                         Class
   Share class      inception date      1-yr      3-yr       5-yr      10-yr
------------------------------------------------------------------------------
        A              10/6/1970        13.70%      2.66%     5.91%      9.03%
------------------------------------------------------------------------------
        B              8/23/1993        12.90%      2.00%     5.23%      8.26%
------------------------------------------------------------------------------
        C              8/1/1994         13.03%      2.01%     5.24%      8.38%
------------------------------------------------------------------------------
        I              1/2/1997         14.10%      2.99%     6.27%      9.28%
------------------------------------------------------------------------------
        R             12/31/2002        13.58%      2.62%     5.89%      9.01%
------------------------------------------------------------------------------
      529A             7/31/2002        13.19%      2.49%     5.81%      8.97%
------------------------------------------------------------------------------
      529B             7/31/2002        12.63%      2.29%     5.68%      8.91%
------------------------------------------------------------------------------
      529C             7/31/2002        12.67%      2.30%     5.69%      8.91%
------------------------------------------------------------------------------

---------------------
Average annual
---------------------

Comparative Benchmarks
------------------------------------------------------------------------------
Average balanced fund+                  15.87%     -2.68%     3.02%      7.46%
------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                            24.38%    -10.13%     1.00%     10.04%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index#                                   5.41%      8.94%     6.63%      6.92%
------------------------------------------------------------------------------

---------------------
Average annual
with sales charge
---------------------

   Share class                          1-yr      3-yr       5-yr      10-yr
------------------------------------------------------------------------------
        A                                8.30%      1.01%     4.89%      8.50%
------------------------------------------------------------------------------
        B                                8.90%      1.10%     4.94%      8.26%
------------------------------------------------------------------------------
        C                               12.03%      2.01%     5.24%      8.38%
------------------------------------------------------------------------------
      529A                               7.81%      0.84%     4.78%      8.44%
------------------------------------------------------------------------------
      529B                               8.63%      1.39%     5.40%      8.91%
------------------------------------------------------------------------------
      529C                              11.67%      2.30%     5.69%      8.91%
------------------------------------------------------------------------------

---------------------
Cumulative without
sales charge
---------------------

I and R class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

------------------------------------------------------------------------------
        A                               13.70%      8.18%    33.26%    137.29%
------------------------------------------------------------------------------
        B                               12.90%      6.11%    29.03%    121.10%
------------------------------------------------------------------------------
        C                               13.03%      6.16%    29.09%    123.59%
------------------------------------------------------------------------------
        I                               14.10%      9.24%    35.50%    142.84%
------------------------------------------------------------------------------
        R                               13.58%      8.07%    33.12%    137.03%
------------------------------------------------------------------------------
      529A                              13.19%      7.67%    32.62%    136.15%
------------------------------------------------------------------------------
      529B                              12.63%      7.03%    31.84%    134.75%
------------------------------------------------------------------------------
      529C                              12.67%      7.07%    31.89%    134.85%
------------------------------------------------------------------------------

+ Source: Lipper Inc., an independent firm that tracks mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

STANDARD & POOR'S 500 STOCK INDEX - a commonly used measure of the broad U.S. stock market.

LEHMAN BROTHERS AGGREGATE BOND INDEX - a measure of the U.S. bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 9/30/03
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 55.3%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                  $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 51.9%
-----------------------------------------------------------------------------------------------------
Aerospace - 0.2%
-----------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc.*                                            90,000               $4,324,500
-----------------------------------------------------------------------------------------------------
EDO Corp.                                                             75,000                1,518,750
-----------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                               175,400               15,122,988
-----------------------------------------------------------------------------------------------------
United Defense Industries, Inc.*                                     115,000                3,264,850
-----------------------------------------------------------------------------------------------------
                                                                                          $24,231,088
-----------------------------------------------------------------------------------------------------
Alcoholic Beverages
-----------------------------------------------------------------------------------------------------
Constellation Brands, Inc.*                                           63,000               $1,920,870
-----------------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.1%
-----------------------------------------------------------------------------------------------------
Kellwood Co.                                                          80,000               $2,676,000
-----------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                  100,000                3,405,000
-----------------------------------------------------------------------------------------------------
Reebok International Ltd.                                            150,000                5,014,500
-----------------------------------------------------------------------------------------------------
                                                                                          $11,095,500
-----------------------------------------------------------------------------------------------------
Automotive - 0.1%
-----------------------------------------------------------------------------------------------------
Autoliv, Inc.                                                         60,000               $1,810,200
-----------------------------------------------------------------------------------------------------
Johnson Controls, Inc.                                                25,000                2,365,000
-----------------------------------------------------------------------------------------------------
Lear Corp.*                                                           50,000                2,632,000
-----------------------------------------------------------------------------------------------------
                                                                                           $6,807,200
-----------------------------------------------------------------------------------------------------
Banks & Credit Companies - 8.4%
-----------------------------------------------------------------------------------------------------
American Express Co.                                                 461,600              $20,799,696
-----------------------------------------------------------------------------------------------------
Astoria Financial Corp.                                              120,000                3,708,000
-----------------------------------------------------------------------------------------------------
Bank of America Corp.                                              1,186,800               92,617,872
-----------------------------------------------------------------------------------------------------
Bank One Corp.                                                       918,800               35,511,620
-----------------------------------------------------------------------------------------------------
Banknorth Group, Inc.                                                145,000                4,091,900
-----------------------------------------------------------------------------------------------------
Charter One Financial, Inc.                                          115,000                3,519,000
-----------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                    3,892,033              177,126,422
-----------------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                   39,500                3,092,060
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                     688,100               36,022,035
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                    1,068,100               74,980,620
-----------------------------------------------------------------------------------------------------
First Tennessee National Corp.                                       100,000                4,246,000
-----------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                        3,307,800               99,730,170
-----------------------------------------------------------------------------------------------------
Greenpoint Financial Corp.                                            90,000                2,687,400
-----------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                 646,640               22,199,151
-----------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                             4,029,440             $121,447,321
-----------------------------------------------------------------------------------------------------
Mercantile Bankshares Corp.                                           90,000                3,600,000
-----------------------------------------------------------------------------------------------------
National Commerce Financial Corp.                                    150,000                3,732,000
-----------------------------------------------------------------------------------------------------
New York Community Bancorp, Inc.                                      10,700                  337,157
-----------------------------------------------------------------------------------------------------
Provident Finacial Services, Inc.                                    100,000                1,916,000
-----------------------------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                                  20,000                  469,600
-----------------------------------------------------------------------------------------------------
SouthTrust Corp.                                                     745,900               21,922,001
-----------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                               1,111,640               67,109,707
-----------------------------------------------------------------------------------------------------
TCF Financial Corp.                                                  100,000                4,795,000
-----------------------------------------------------------------------------------------------------
U.S. Bancorp                                                         264,234                6,338,974
-----------------------------------------------------------------------------------------------------
Wachovia Corp.                                                       509,100               20,969,829
-----------------------------------------------------------------------------------------------------
Wintrust Financial Corp.                                              30,000                1,130,100
-----------------------------------------------------------------------------------------------------
                                                                                         $834,099,635
-----------------------------------------------------------------------------------------------------
Biotechnology - 0.1%
-----------------------------------------------------------------------------------------------------
Millipore Corp.*                                                      65,000               $2,993,900
-----------------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.*                                         70,000                3,466,400
-----------------------------------------------------------------------------------------------------
                                                                                           $6,460,300
-----------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 1.4%
-----------------------------------------------------------------------------------------------------
AOL Time Warner, Inc.*                                             1,476,600              $22,311,426
-----------------------------------------------------------------------------------------------------
Cablevision Systems Corp., "A"*                                      120,000                2,172,000
-----------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                        1                       31
-----------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"*                                        2,645,135               78,137,288
-----------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                       975,600               30,848,472
-----------------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc.*                                      110,000                2,662,000
-----------------------------------------------------------------------------------------------------
                                                                                         $136,131,217
-----------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.9%
-----------------------------------------------------------------------------------------------------
E*TRADE Group, Inc.*                                                 200,000               $1,852,000
-----------------------------------------------------------------------------------------------------
Eaton Vance Corp.                                                     75,000                2,511,000
-----------------------------------------------------------------------------------------------------
Federated Investors, Inc., "B"                                       100,000                2,770,000
-----------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                             576,400               25,482,644
-----------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                            455,300               38,199,670
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                          1,715,929               91,853,679
-----------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                     339,000               17,105,940
-----------------------------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                                            157,800                6,510,828
-----------------------------------------------------------------------------------------------------
                                                                                         $186,285,761
-----------------------------------------------------------------------------------------------------
Business Services
-----------------------------------------------------------------------------------------------------
DST Systems, Inc.*                                                    70,000               $2,632,000
-----------------------------------------------------------------------------------------------------

Chemicals - 1.5%
-----------------------------------------------------------------------------------------------------
3M Co.                                                                49,000               $3,384,430
-----------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                       935,900               42,209,090
-----------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                   1,248,700               40,632,698
-----------------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                              1,181,700               15,102,126
-----------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                 892,400               46,601,128
-----------------------------------------------------------------------------------------------------
                                                                                         $147,929,472
-----------------------------------------------------------------------------------------------------
Computer Services - 0.6%
-----------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                  920,500              $17,820,880
-----------------------------------------------------------------------------------------------------
International Business Machines Corp.                                454,300               40,128,319
-----------------------------------------------------------------------------------------------------
                                                                                          $57,949,199
-----------------------------------------------------------------------------------------------------
Computer Software - 0.9%
-----------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.*                                        150,000               $2,010,000
-----------------------------------------------------------------------------------------------------
Microsoft Corp.                                                    2,633,500               73,184,965
-----------------------------------------------------------------------------------------------------
Networks Associates, Inc.*                                         1,261,130               17,353,149
-----------------------------------------------------------------------------------------------------
                                                                                          $92,548,114
-----------------------------------------------------------------------------------------------------
Computer Software - Systems
-----------------------------------------------------------------------------------------------------
Acxiom Corp.*                                                         70,000               $1,103,200
-----------------------------------------------------------------------------------------------------
BearingPoint, Inc.*                                                  300,000                2,394,000
-----------------------------------------------------------------------------------------------------
                                                                                           $3,497,200
-----------------------------------------------------------------------------------------------------
Conglomerates
-----------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                        101,600               $2,677,160
-----------------------------------------------------------------------------------------------------

Consumer Goods & Services - 2.4%
-----------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                 1,550,100              $67,894,380
-----------------------------------------------------------------------------------------------------
Gillette Co.                                                         521,800               16,687,164
-----------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                               1,880,500               96,507,260
-----------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                            1,460,200               31,642,534
-----------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                 263,500               24,458,070
-----------------------------------------------------------------------------------------------------
                                                                                         $237,189,408
-----------------------------------------------------------------------------------------------------
Containers - 0.7%
-----------------------------------------------------------------------------------------------------
Anchor Glass Container Corp.*                                        126,000               $2,053,800
-----------------------------------------------------------------------------------------------------
Owens Illinois, Inc.*                                              2,939,100               33,564,522
-----------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                     2,173,400               32,557,532
-----------------------------------------------------------------------------------------------------
Sonoco Products Co.                                                  110,000                2,414,500
-----------------------------------------------------------------------------------------------------
                                                                                          $70,590,354
-----------------------------------------------------------------------------------------------------
Electrical Equipment - 1.2%
-----------------------------------------------------------------------------------------------------
American Standard Cos., Inc.*                                         50,000               $4,212,500
-----------------------------------------------------------------------------------------------------
Black & Decker Corp.                                                  50,000                2,027,500
-----------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                 686,900               36,165,285
-----------------------------------------------------------------------------------------------------
General Electric Co.                                               1,470,600               43,838,586
-----------------------------------------------------------------------------------------------------
Rockwell Automation, Inc.                                             30,900                  811,125
-----------------------------------------------------------------------------------------------------
Tyco International Ltd.                                            1,670,500               34,128,315
-----------------------------------------------------------------------------------------------------
                                                                                         $121,183,311
-----------------------------------------------------------------------------------------------------
Electronics - 0.7%
-----------------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                            700,000               $2,023,000
-----------------------------------------------------------------------------------------------------
Amis Holdings, Inc.*                                                  35,000                  646,100
-----------------------------------------------------------------------------------------------------
Amphenol Corp.*                                                       35,400                1,842,570
-----------------------------------------------------------------------------------------------------
Fairchild Semiconductor International Co.*                           100,000                1,658,000
-----------------------------------------------------------------------------------------------------
Intel Corp.                                                          114,000                3,136,140
-----------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                              399,200               13,473,000
-----------------------------------------------------------------------------------------------------
Tektronix, Inc.*                                                      70,000                1,732,500
-----------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                            1,733,600               39,526,080
-----------------------------------------------------------------------------------------------------
                                                                                          $64,037,390
-----------------------------------------------------------------------------------------------------
Energy - Independent - 1.0%
-----------------------------------------------------------------------------------------------------
Devon Energy Corp.                                                 1,383,850              $66,687,732
-----------------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                   75,000                3,130,500
-----------------------------------------------------------------------------------------------------
Newfield Exploration Co.*                                             75,000                2,892,750
-----------------------------------------------------------------------------------------------------
Tom Brown, Inc.*                                                     120,000                3,084,000
-----------------------------------------------------------------------------------------------------
Unocal Corp.                                                         772,500               24,349,200
-----------------------------------------------------------------------------------------------------
XTO Energy, Inc.                                                     130,000                2,728,700
-----------------------------------------------------------------------------------------------------
                                                                                         $102,872,882
-----------------------------------------------------------------------------------------------------
Energy - Integrated - 2.4%
-----------------------------------------------------------------------------------------------------
ChevronTexaco Corp.                                                  222,000              $15,861,900
-----------------------------------------------------------------------------------------------------
ConocoPhillips Co.                                                 1,099,400               60,192,150
-----------------------------------------------------------------------------------------------------
ExxonMobil Corp.                                                   3,137,848              114,845,237
-----------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                         1,385,450               48,809,403
-----------------------------------------------------------------------------------------------------
                                                                                         $239,708,690
-----------------------------------------------------------------------------------------------------
Entertainment - 1.2%
-----------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                  2,674,035             $102,415,541
-----------------------------------------------------------------------------------------------------
Walt Disney Co.                                                      824,320               16,626,534
-----------------------------------------------------------------------------------------------------
                                                                                         $119,042,075
-----------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.6%
-----------------------------------------------------------------------------------------------------
Kroger Co.*                                                        3,315,910              $59,255,312
-----------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                       73,100                  377,196
-----------------------------------------------------------------------------------------------------
Safeway, Inc.*                                                       147,800                3,390,532
-----------------------------------------------------------------------------------------------------
                                                                                          $63,023,040
-----------------------------------------------------------------------------------------------------
Food & Non Alcoholic Beverages - 1.6%
-----------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                         3,469,785              $45,488,881
-----------------------------------------------------------------------------------------------------
Dean Foods Co.*                                                       65,000                2,016,950
-----------------------------------------------------------------------------------------------------
Del Monte Foods Co.*                                                 200,000                1,742,000
-----------------------------------------------------------------------------------------------------
Heinz (H.J.) Co.                                                     483,600               16,577,808
-----------------------------------------------------------------------------------------------------
Hormel Foods Corp.                                                   168,400                3,869,832
-----------------------------------------------------------------------------------------------------
Kellogg Co.                                                        1,927,500               64,282,125
-----------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                        498,790               22,859,546
-----------------------------------------------------------------------------------------------------
Tyson Foods, Inc., "A"                                               412,300                5,825,799
-----------------------------------------------------------------------------------------------------
                                                                                         $162,662,941
-----------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.8%
-----------------------------------------------------------------------------------------------------
Bowater, Inc.                                                        835,500              $35,141,130
-----------------------------------------------------------------------------------------------------
International Paper Co.                                            1,125,600               43,920,912
-----------------------------------------------------------------------------------------------------
                                                                                          $79,062,042
-----------------------------------------------------------------------------------------------------
Furniture & Appliances
-----------------------------------------------------------------------------------------------------
Stanley Works                                                        100,000               $2,952,000
-----------------------------------------------------------------------------------------------------

Gaming & Lodging - 0.5%
-----------------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                1,523,880              $24,717,334
-----------------------------------------------------------------------------------------------------
MGM Mirage, Inc.*                                                     80,000                2,924,000
-----------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Co.                                        532,200               18,520,560
-----------------------------------------------------------------------------------------------------
                                                                                          $46,161,894
-----------------------------------------------------------------------------------------------------
General Merchandise - 1.0%
-----------------------------------------------------------------------------------------------------
May Department Stores Co.                                            368,500               $9,076,155
-----------------------------------------------------------------------------------------------------
Sears, Roebuck & Co.                                               2,112,475               92,378,532
-----------------------------------------------------------------------------------------------------
                                                                                         $101,454,687
-----------------------------------------------------------------------------------------------------
Health/Hospitals - 0.3%
-----------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                            1,684,000              $24,384,320
-----------------------------------------------------------------------------------------------------

Insurance - 3.3%
-----------------------------------------------------------------------------------------------------
Allstate Corp.                                                     2,419,400              $88,380,682
-----------------------------------------------------------------------------------------------------
Chubb Corp.                                                          617,000               40,030,960
-----------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                            1,411,285               74,275,930
-----------------------------------------------------------------------------------------------------
MetLife, Inc.                                                      1,549,750               43,470,487
-----------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc., "A"                             319,300               10,006,862
-----------------------------------------------------------------------------------------------------
Safeco Corp.                                                          70,000                2,468,200
-----------------------------------------------------------------------------------------------------
The St. Paul Cos., Inc.                                              177,600                6,576,528
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., "A"                             3,703,123               58,805,593
-----------------------------------------------------------------------------------------------------
UnumProvident Corp.                                                  130,000                1,920,100
-----------------------------------------------------------------------------------------------------
                                                                                         $325,935,342
-----------------------------------------------------------------------------------------------------
Leisure & Toys - 0.1%
-----------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                         325,200               $6,074,736
-----------------------------------------------------------------------------------------------------

Machinery & Tools - 0.6%
-----------------------------------------------------------------------------------------------------
AGCO Corp.*                                                          160,000               $2,742,400
-----------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                    111,941                7,706,018
-----------------------------------------------------------------------------------------------------
Deere & Co.                                                          875,400               46,667,574
-----------------------------------------------------------------------------------------------------
                                                                                          $57,115,992
-----------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.1%
-----------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                         70,000               $1,916,600
-----------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                                75,000                2,976,750
-----------------------------------------------------------------------------------------------------
                                                                                           $4,893,350
-----------------------------------------------------------------------------------------------------

Medical Equipment - 0.6%
-----------------------------------------------------------------------------------------------------
AmerisourceBergen Corp.                                               90,000               $4,864,500
-----------------------------------------------------------------------------------------------------
Apogent Technologies, Inc.*                                           53,700                1,120,182
-----------------------------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group                             130,000                2,900,300
-----------------------------------------------------------------------------------------------------
Baxter International, Inc.                                         1,245,700               36,200,042
-----------------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                       70,000                4,970,000
-----------------------------------------------------------------------------------------------------
DENTSPLY International, Inc.                                          40,000                1,793,600
-----------------------------------------------------------------------------------------------------
Guidant Corp.                                                        138,800                6,502,780
-----------------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                               125,000                2,712,500
-----------------------------------------------------------------------------------------------------
                                                                                          $61,063,904
-----------------------------------------------------------------------------------------------------
Metals & Mining - 0.6%
-----------------------------------------------------------------------------------------------------
Alcoa, Inc.                                                        1,845,700              $48,283,512
-----------------------------------------------------------------------------------------------------
Phelps Dodge Corp.*                                                  129,300                6,051,240
-----------------------------------------------------------------------------------------------------
                                                                                          $54,334,752
-----------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.3%
-----------------------------------------------------------------------------------------------------
AGL Resources, Inc.                                                   95,900               $2,701,503
-----------------------------------------------------------------------------------------------------
KeySpan Corp.                                                        250,400                8,784,032
-----------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                937,600               21,424,160
-----------------------------------------------------------------------------------------------------
                                                                                          $32,909,695
-----------------------------------------------------------------------------------------------------
Oil Services - 2.9%
-----------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                   325,700               $9,637,463
-----------------------------------------------------------------------------------------------------
BJ Services Co.*                                                     543,300               18,564,561
-----------------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                459,150               21,217,321
-----------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                2,421,800               58,002,110
-----------------------------------------------------------------------------------------------------
Noble Corp.*                                                       2,765,600               94,002,744
-----------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                  1,779,435               86,124,654
-----------------------------------------------------------------------------------------------------
Smith International, Inc.*                                           100,000                3,598,000
-----------------------------------------------------------------------------------------------------
                                                                                         $291,146,853
-----------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.1%
-----------------------------------------------------------------------------------------------------
Ingram Micro, Inc.*                                                  225,000               $2,936,250
-----------------------------------------------------------------------------------------------------
Solectron Corp.*                                                     300,000                1,755,000
-----------------------------------------------------------------------------------------------------
                                                                                           $4,691,250
-----------------------------------------------------------------------------------------------------
Pharmaceuticals - 3.7%
-----------------------------------------------------------------------------------------------------
Abbott Laboratories, Inc.                                            222,700               $9,475,885
-----------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                              62,500                1,603,750
-----------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                      779,700               46,314,180
-----------------------------------------------------------------------------------------------------
Johnson & Johnson Co.                                              1,191,800               59,017,936
-----------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                    883,700               44,732,894
-----------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                       3,330,100              101,168,438
-----------------------------------------------------------------------------------------------------
Schering Plough Corp.                                              5,644,900               86,028,276
-----------------------------------------------------------------------------------------------------
Wyeth                                                                418,700               19,302,070
-----------------------------------------------------------------------------------------------------
                                                                                         $367,643,429
-----------------------------------------------------------------------------------------------------
Printing & Publishing - 1.0%
-----------------------------------------------------------------------------------------------------
Bowne & Co., Inc.                                                    140,000               $2,093,000
-----------------------------------------------------------------------------------------------------
Dun & Bradstreet Corp.*                                               60,000                2,492,400
-----------------------------------------------------------------------------------------------------
Knight-Ridder, Inc.                                                  134,900                8,997,830
-----------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"*                                          125,000                3,667,500
-----------------------------------------------------------------------------------------------------
Meredith Corp.                                                        50,000                2,308,500
-----------------------------------------------------------------------------------------------------
New York Times Co., "A"                                              589,400               25,615,324
-----------------------------------------------------------------------------------------------------
Tribune Co.                                                        1,102,400               50,600,160
-----------------------------------------------------------------------------------------------------
                                                                                          $95,774,714
-----------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.6%
-----------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Railway Co.                             879,300              $25,385,391
-----------------------------------------------------------------------------------------------------
CSX Corp.                                                            100,000                2,925,000
-----------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                  583,700               33,953,829
-----------------------------------------------------------------------------------------------------
                                                                                          $62,264,220
-----------------------------------------------------------------------------------------------------
Real Estate - 0.4%
-----------------------------------------------------------------------------------------------------
American Financial Realty Trust                                      130,000               $1,833,000
-----------------------------------------------------------------------------------------------------
Boston Properties, Inc.                                               45,000                1,956,150
-----------------------------------------------------------------------------------------------------
Entertainment Properties Trust                                        80,000                2,400,000
-----------------------------------------------------------------------------------------------------
Equity Residential Properties Trust                                  809,400               23,699,232
-----------------------------------------------------------------------------------------------------
Healthcare Realty Trust                                               39,200                1,253,616
-----------------------------------------------------------------------------------------------------
Hospitality Properties Trust                                          79,000                2,771,320
-----------------------------------------------------------------------------------------------------
iStar Financial, Inc.                                                 85,000                3,310,750
-----------------------------------------------------------------------------------------------------
Maguire Properties, Inc.                                              95,000                1,947,500
-----------------------------------------------------------------------------------------------------
                                                                                          $39,171,568
-----------------------------------------------------------------------------------------------------
Restaurants - 0.3%
-----------------------------------------------------------------------------------------------------
ARAMARK Corp.*                                                        65,000               $1,626,950
-----------------------------------------------------------------------------------------------------
Brinker International, Inc.*                                          75,000                2,502,000
-----------------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                             148,000                2,812,000
-----------------------------------------------------------------------------------------------------
McDonald's Corp.                                                   1,000,600               23,554,124
-----------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                          100,000                3,230,000
-----------------------------------------------------------------------------------------------------
                                                                                          $33,725,074
-----------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.3%
-----------------------------------------------------------------------------------------------------
Georgia Gulf Corp.                                                   125,000               $2,918,750
-----------------------------------------------------------------------------------------------------
Praxair, Inc.                                                        394,240               24,423,168
-----------------------------------------------------------------------------------------------------
                                                                                          $27,341,918
-----------------------------------------------------------------------------------------------------
Specialty Stores - 0.5%
-----------------------------------------------------------------------------------------------------
Foot Locker, Inc.                                                    125,000               $2,025,000
-----------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                     733,010               23,346,369
-----------------------------------------------------------------------------------------------------
Office Depot, Inc.*                                                  210,000                2,950,500
-----------------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                                 174,000                3,347,760
-----------------------------------------------------------------------------------------------------
The Limited, Inc.                                                    909,000               13,707,720
-----------------------------------------------------------------------------------------------------
                                                                                          $45,377,349
-----------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.2%
-----------------------------------------------------------------------------------------------------
Motorola, Inc.                                                     1,809,900              $21,664,503
-----------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                              62,900                1,959,335
-----------------------------------------------------------------------------------------------------
                                                                                          $23,623,838
-----------------------------------------------------------------------------------------------------
Telephone Services - 2.7%
-----------------------------------------------------------------------------------------------------
AT&T Corp.                                                         2,462,600              $53,069,030
-----------------------------------------------------------------------------------------------------
BellSouth Corp.                                                    2,049,200               48,525,056
-----------------------------------------------------------------------------------------------------
CenturyTel, Inc.                                                      15,870                  537,834
-----------------------------------------------------------------------------------------------------
Cincinnati Bell, Inc.*                                               600,000                3,054,000
-----------------------------------------------------------------------------------------------------
Citizens Communications Co.*                                         180,000                2,017,800
-----------------------------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.*                             70,000                2,809,100
-----------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                           2,147,348               47,778,493
-----------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                       3,291,994              106,792,286
-----------------------------------------------------------------------------------------------------
                                                                                         $264,583,599
-----------------------------------------------------------------------------------------------------
Trucking
-----------------------------------------------------------------------------------------------------
Swift Transportation, Inc.*                                          100,000               $2,269,000
-----------------------------------------------------------------------------------------------------
Werner Enterprises, Inc.                                              90,000                2,061,900
-----------------------------------------------------------------------------------------------------
                                                                                           $4,330,900
-----------------------------------------------------------------------------------------------------
Utilities - Electric Power - 2.7%
-----------------------------------------------------------------------------------------------------
Calpine Corp.*                                                     6,429,365              $31,439,595
-----------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                    747,600               13,314,756
-----------------------------------------------------------------------------------------------------
Energy East Corp.                                                    481,900               10,809,017
-----------------------------------------------------------------------------------------------------
Entergy Corp.                                                        184,400                9,985,260
-----------------------------------------------------------------------------------------------------
Exelon Corp.                                                         255,000               16,192,500
-----------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                    586,350               18,704,565
-----------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                      218,800               13,828,160
-----------------------------------------------------------------------------------------------------
NiSource, Inc.                                                     1,615,130               32,270,297
-----------------------------------------------------------------------------------------------------
NSTAR Co.                                                            343,700               16,325,750
-----------------------------------------------------------------------------------------------------
PG&E Corp.*                                                          107,000                2,557,300
-----------------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                           40,200                1,427,100
-----------------------------------------------------------------------------------------------------
PPL Corp.                                                            569,660               23,327,577
-----------------------------------------------------------------------------------------------------
Reliant Resources, Inc.*                                             190,000                  972,800
-----------------------------------------------------------------------------------------------------
TXU Corp.                                                          3,167,600               74,628,656
-----------------------------------------------------------------------------------------------------
                                                                                         $265,783,333
-----------------------------------------------------------------------------------------------------
Utilities - Gas - 0.1%
-----------------------------------------------------------------------------------------------------
WGL Holdings, Inc.                                                   333,400               $9,195,172
-----------------------------------------------------------------------------------------------------

Wireless Communications - 1.2%
-----------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.*                                      8,392,900              $68,653,922
-----------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)*                                            436,200                2,499,426
-----------------------------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                                       862,145               48,745,678
-----------------------------------------------------------------------------------------------------
                                                                                         $119,899,026
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $5,145,469,764
-----------------------------------------------------------------------------------------------------

Foreign Stocks - 3.4%
-----------------------------------------------------------------------------------------------------
Australia - 0.1%
-----------------------------------------------------------------------------------------------------
BHP Billiton Ltd. (Metals & Mining)                                1,481,900              $10,645,138
-----------------------------------------------------------------------------------------------------

Bermuda - 0.1%
-----------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                  90,000               $2,977,200
-----------------------------------------------------------------------------------------------------
PartnerRe Ltd. (Insurance)                                            40,000                2,070,000
-----------------------------------------------------------------------------------------------------
                                                                                           $5,047,200
-----------------------------------------------------------------------------------------------------

Canada - 0.2%
-----------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc. (Forest & Paper Products)                 370,000               $2,590,000
-----------------------------------------------------------------------------------------------------
Magna International, Inc (Automotive)                                 40,000                2,886,000
-----------------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*             1,982,800                8,129,480
-----------------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                          55,000                2,609,200
-----------------------------------------------------------------------------------------------------
                                                                                          $16,214,680
-----------------------------------------------------------------------------------------------------
France - 0.2%
-----------------------------------------------------------------------------------------------------
Total Fina S.A., ADR (Energy - Integrated)                           199,300              $15,106,940
-----------------------------------------------------------------------------------------------------

Netherlands
-----------------------------------------------------------------------------------------------------
Akzo Nobel N.V. (Specialty Chemicals)                                157,300               $4,906,564
-----------------------------------------------------------------------------------------------------

Switzerland - 0.8%
-----------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                      1,078,900              $41,772,837
-----------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                   226,600               18,800,348
-----------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                              345,600               18,749,023
-----------------------------------------------------------------------------------------------------
                                                                                          $79,322,208
-----------------------------------------------------------------------------------------------------
United Kingdom - 2.0%
-----------------------------------------------------------------------------------------------------
BHP Billiton PLC (Metals & Mining)                                   938,900               $6,234,945
-----------------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                  2,309,871               97,245,569
-----------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                                  1,482,400               16,004,461
-----------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                          6,658,700               52,104,626
-----------------------------------------------------------------------------------------------------
Rio Tinto Group (Metals & Mining)*                                   629,300               13,420,877
-----------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR (Telecommunications -
Wireless)                                                            863,257               17,480,954
-----------------------------------------------------------------------------------------------------
                                                                                         $202,491,432
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $333,734,162
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,008,325,933)                                         $5,479,203,926
-----------------------------------------------------------------------------------------------------

Bonds - 39.2%
-----------------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)                      $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 37.5%
-----------------------------------------------------------------------------------------------------
Aerospace - 0.5%
-----------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 6.4s, 2011##                              $9,873              $10,834,364
-----------------------------------------------------------------------------------------------------
Boeing Capital Corp., 6.5s, 2012                                      22,280               24,423,893
-----------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.75s, 2031                                   12,400               15,227,646
-----------------------------------------------------------------------------------------------------
                                                                                          $50,485,903
-----------------------------------------------------------------------------------------------------
Airlines - 0.1%
-----------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017           $7,563               $7,213,937
-----------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020            5,202                5,121,267
-----------------------------------------------------------------------------------------------------
Jet Equipment Trust, 11.44s, 2014##                                    4,700                   23,500
-----------------------------------------------------------------------------------------------------
                                                                                          $12,358,704
-----------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.1%
-----------------------------------------------------------------------------------------------------
Miller Brewing Co., 5.5s, 2013##                                      $5,604               $5,855,272
-----------------------------------------------------------------------------------------------------

Automotive - 0.6%
-----------------------------------------------------------------------------------------------------
Daimlerchrysler North America, 4.05s, 2008                           $10,000               $9,898,980
-----------------------------------------------------------------------------------------------------
Ford Motor Co., 7.45s, 2031                                           17,804               16,419,490
-----------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7.875s, 2010                                    4,200                4,553,825
-----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.36s, 2004                          15,046               15,428,108
-----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875s, 2011                          8,701                9,031,664
-----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8s, 2031                              5,883                6,042,900
-----------------------------------------------------------------------------------------------------
General Motors Corp., 7.2s, 2011                                       2,252                2,373,016
-----------------------------------------------------------------------------------------------------
                                                                                          $63,747,983
-----------------------------------------------------------------------------------------------------
Banks & Credit Companies - 2.1%
-----------------------------------------------------------------------------------------------------
Abbey National Capital, 8.963s, 2049                                  $9,960              $13,633,895
-----------------------------------------------------------------------------------------------------
Bank of America Corp., 7.4s, 2011                                     25,548               30,347,958
-----------------------------------------------------------------------------------------------------
Citigroup, Inc., 7.25s, 2010                                          18,039               21,366,817
-----------------------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc., 4.625s, 2008                    28,860               30,371,976
-----------------------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc., 6.125s, 2011                     5,083                5,568,096
-----------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 2.25s, 2006                                   50,025               50,302,539
-----------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 2.875s, 2006                                  19,285               19,647,886
-----------------------------------------------------------------------------------------------------
Natexis AMBS Co. LLC, 8.44s, 2049##                                    5,000                5,944,505
-----------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.25s, 2008                               9,579                9,834,376
-----------------------------------------------------------------------------------------------------
Wells Fargo Co., 6.45s, 2011                                          20,780               23,687,745
-----------------------------------------------------------------------------------------------------
                                                                                         $210,705,793
-----------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 0.4%
-----------------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.75s, 2010                                $11,539              $13,782,055
-----------------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.125s, 2012                                 1,460                1,685,974
-----------------------------------------------------------------------------------------------------
TCI Communications Financing III, 9.65s, 2027                         23,129               27,321,131
-----------------------------------------------------------------------------------------------------
                                                                                          $42,789,160
-----------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.5%
-----------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.7s, 2012                                $12,635              $13,515,786
-----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 7.75s, 2005                            6,149                6,670,791
-----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 8.25s, 2007                            8,368                9,895,068
-----------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.1s, 2006                          14,941               16,319,666
-----------------------------------------------------------------------------------------------------
                                                                                          $46,401,311
-----------------------------------------------------------------------------------------------------
Building - 0.1%
-----------------------------------------------------------------------------------------------------
CRH America, Inc., 6.95s, 2012                                        $8,021               $9,153,260
-----------------------------------------------------------------------------------------------------

Chemicals - 0.1%
-----------------------------------------------------------------------------------------------------
Dow Chemical Co., 5.75s, 2008                                         $7,310               $7,895,224
-----------------------------------------------------------------------------------------------------

Conglomerates - 0.2%
-----------------------------------------------------------------------------------------------------
General Electric Capital Corp., 7.5s, 2005                           $12,300              $13,492,018
-----------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.75s, 2007                            3,073                3,702,827
-----------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.85s, 2007                            3,572                4,261,867
-----------------------------------------------------------------------------------------------------
General Electric Capital Corp., 6.75s, 2032                            2,976                3,355,172
-----------------------------------------------------------------------------------------------------
                                                                                          $24,811,884
-----------------------------------------------------------------------------------------------------
Consumer Cyclical - 0.2%
-----------------------------------------------------------------------------------------------------
Cendant Corp., 6.875s, 2006                                          $11,036              $12,231,927
-----------------------------------------------------------------------------------------------------
Cendant Corp., 6.25s, 2008                                             3,215                3,531,170
-----------------------------------------------------------------------------------------------------
                                                                                          $15,763,097
-----------------------------------------------------------------------------------------------------
Corporate Asset-Backed - 2.1%
-----------------------------------------------------------------------------------------------------
Banamex Credit Card Merchant Voucher, 6.25s, 2003##                     $326                 $327,484
-----------------------------------------------------------------------------------------------------
BCF LLC, 7.75s, 2026##                                                 2,698                2,151,645
-----------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc.,
6.8s, 2008                                                             9,064                9,791,439
-----------------------------------------------------------------------------------------------------
Capital One Auto Finance Trust, 4.79s, 2009                           17,762               18,674,146
-----------------------------------------------------------------------------------------------------
Certificates Funding Corp., 6.716s, 2004##                            22,015               22,712,684
-----------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., 6.39s, 2030               10,029               11,297,853
-----------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., 7.543s, 2032               2,895                3,249,522
-----------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, 6.65s, 2008                      17,900               19,504,986
-----------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 2.89s, 2009                                1,837                1,847,460
-----------------------------------------------------------------------------------------------------
Criimi Mae Commercial Mortgage Trust, 7s, 2033##                       5,500                6,015,401
-----------------------------------------------------------------------------------------------------
Criimi Mae Corp., 6.701s, 2030##                                       4,350                4,759,619
-----------------------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving Corp., 6.538s, 2031               11,916               13,222,958
-----------------------------------------------------------------------------------------------------
First Union Lehman Brothers Bank, 6.56s, 2035                         15,000               16,996,062
-----------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage,
7.38s, 2029                                                           10,000               11,380,877
-----------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, 6.06s, 2030                           8,635                9,102,058
-----------------------------------------------------------------------------------------------------
JP Morgan Commercial Mortgage Finance Corp., 6.613s, 2030              4,018                4,515,101
-----------------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 6.78s, 2031                     20,000               22,925,182
-----------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 6.39s, 2030                   10,000               11,078,902
-----------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.337s, 2031                          15,076               16,882,345
-----------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities, Inc., 6s, 2016                2,688                2,755,367
-----------------------------------------------------------------------------------------------------
Summit Acceptance Auto Investment LLC, 7.51s, 2007##                   3,858                3,884,708
-----------------------------------------------------------------------------------------------------
                                                                                         $213,075,799
-----------------------------------------------------------------------------------------------------
Defense Electronics - 0.2%
-----------------------------------------------------------------------------------------------------
Raytheon Co., 6.15s, 2008                                            $14,808              $16,433,770
-----------------------------------------------------------------------------------------------------

Energy - Independent - 0.2%
-----------------------------------------------------------------------------------------------------
Devon Financing Corp., ULC, 6.875s, 2011                             $14,722              $16,898,206
-----------------------------------------------------------------------------------------------------

Energy - Integrated - 0.1%
-----------------------------------------------------------------------------------------------------
Phillips Petroleum Co., 8.5s, 2005                                    $6,703               $7,441,691
-----------------------------------------------------------------------------------------------------

Entertainment - 0.4%
-----------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 6.15s, 2007                                    $3,306               $3,632,891
-----------------------------------------------------------------------------------------------------
Hearst Argyle Television, Inc., 7.5s, 2027                             3,800                4,314,881
-----------------------------------------------------------------------------------------------------
News America, Inc., 6.703s, 2004                                      12,847               13,192,404
-----------------------------------------------------------------------------------------------------
News America, Inc., 6.55s, 2033##                                      1,675                1,752,551
-----------------------------------------------------------------------------------------------------
The Walt Disney Co., 6.75s, 2006                                       3,127                3,442,192
-----------------------------------------------------------------------------------------------------
Time Warner, Inc., 10.15s, 2012                                        3,471                4,682,102
-----------------------------------------------------------------------------------------------------
Time Warner, Inc., 6.875s, 2018                                        3,863                4,285,809
-----------------------------------------------------------------------------------------------------
Turner Broadcasting Systems, Inc., 8.375s, 2013                          825                1,005,462
-----------------------------------------------------------------------------------------------------
                                                                                          $36,308,292
-----------------------------------------------------------------------------------------------------
Financial Institutions - 0.2%
-----------------------------------------------------------------------------------------------------
AIG SunAmerica Institutional Funding, 5.75s, 2009                     $9,589              $10,571,125
-----------------------------------------------------------------------------------------------------
SLM Financial Corp., 5.375s, 2013                                      8,652                9,073,352
-----------------------------------------------------------------------------------------------------
                                                                                          $19,644,477
-----------------------------------------------------------------------------------------------------
Financial Services - 0.2%
-----------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.85s, 2004                             $9,733              $10,098,114
-----------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, 0.842s, 2030 (Interest only)##             368,369               10,965,263
-----------------------------------------------------------------------------------------------------
                                                                                          $21,063,377
-----------------------------------------------------------------------------------------------------
Food & Non Alcoholic Beverages - 0.2%
-----------------------------------------------------------------------------------------------------
Kellogg Co., 6s, 2006                                                 $7,855               $8,609,528
-----------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6.25s, 2012                                         6,335                6,946,277
-----------------------------------------------------------------------------------------------------
                                                                                          $15,555,805
-----------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.1%
-----------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.8s, 2032                                        $4,765               $5,001,777
-----------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 6.75s, 2012                                          9,061               10,080,245
-----------------------------------------------------------------------------------------------------
                                                                                          $15,082,022
-----------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.1%
-----------------------------------------------------------------------------------------------------
Harrah's Entertainment, Inc., 7.125s, 2007                            $5,634               $6,392,010
-----------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.5s, 2010                                           7,654                8,610,750
-----------------------------------------------------------------------------------------------------
                                                                                          $15,002,760
-----------------------------------------------------------------------------------------------------
Home Construction
-----------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 6.375s, 2033                                       $3,660               $3,511,902
-----------------------------------------------------------------------------------------------------

Insurance - 0.4%
-----------------------------------------------------------------------------------------------------
AIG SunAmerica Global Finance II, 7.6s, 2005##                       $10,863              $11,959,946
-----------------------------------------------------------------------------------------------------
Metlife, Inc., 6.5s, 2032                                              8,745                9,385,711
-----------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 4.5s, 2013                                10,563               10,294,985
-----------------------------------------------------------------------------------------------------
Prudential Funding LLC, 6.6s, 2008##                                   7,538                8,550,775
-----------------------------------------------------------------------------------------------------
                                                                                          $40,191,417
-----------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.1%
-----------------------------------------------------------------------------------------------------
Safeco Corp., 4.875s, 2010                                            $1,490               $1,560,899
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.375s, 2033                        3,800                4,039,506
-----------------------------------------------------------------------------------------------------
                                                                                           $5,600,405
-----------------------------------------------------------------------------------------------------
Machinery & Tools - 0.1%
-----------------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2s, 2012                                          $7,519               $8,127,964
-----------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 0.2%
-----------------------------------------------------------------------------------------------------
HCA, Inc., 6.95s, 2012                                               $10,107              $10,721,991
-----------------------------------------------------------------------------------------------------
HCA, Inc., 6.25s, 2013                                                 2,414                2,447,921
-----------------------------------------------------------------------------------------------------
The Healthcare Co., 8.75s, 2010                                        2,760                3,211,492
-----------------------------------------------------------------------------------------------------
                                                                                          $16,381,404
-----------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.2%
-----------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 6.75s, 2011                           $12,006              $13,781,808
-----------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 7.75s, 2032                             4,181                5,067,890
-----------------------------------------------------------------------------------------------------
                                                                                          $18,849,698
-----------------------------------------------------------------------------------------------------
Oils
-----------------------------------------------------------------------------------------------------
Oryx Energy Co., 8s, 2003                                             $2,000               $2,004,370
-----------------------------------------------------------------------------------------------------

Pollution Control - 0.2%
-----------------------------------------------------------------------------------------------------
Waste Management, Inc., 7s, 2004                                      $5,323               $5,577,312
-----------------------------------------------------------------------------------------------------
Waste Management, Inc., 7.375s, 2010                                  13,178               15,404,607
-----------------------------------------------------------------------------------------------------
                                                                                          $20,981,919
-----------------------------------------------------------------------------------------------------
Printing & Publishing - 0.1%
-----------------------------------------------------------------------------------------------------
Belo Corp., 7.75s, 2027                                               $5,143               $6,024,911
-----------------------------------------------------------------------------------------------------

Railroad & Shipping - 0.1%
-----------------------------------------------------------------------------------------------------
Union Pacific Corp., 6.34s, 2003                                      $7,211               $7,256,963
-----------------------------------------------------------------------------------------------------

Real Estate - 0.5%
-----------------------------------------------------------------------------------------------------
Boston Properties Limited Partnership, 5s, 2015                       $2,006               $1,933,108
-----------------------------------------------------------------------------------------------------
EOP Operating Limited Partnership, 6.8s, 2009                          9,325               10,602,889
-----------------------------------------------------------------------------------------------------
Kimco Realty Corp., 6s, 2012                                           1,750                1,897,480
-----------------------------------------------------------------------------------------------------
Simon Property Group, Inc., 6.75s, 2004                               19,846               20,208,904
-----------------------------------------------------------------------------------------------------
Vornado Realty Trust, 5.625s, 2007                                    15,542               16,584,417
-----------------------------------------------------------------------------------------------------
                                                                                          $51,226,798
-----------------------------------------------------------------------------------------------------
Residential Mortgage-Backed - 0.3%
-----------------------------------------------------------------------------------------------------
Chase Mortgage Finance Trust, 6s, 2017                                $3,056               $3,098,412
-----------------------------------------------------------------------------------------------------
CWMBS, Inc. Pass-Through Trust, 8s, 2030                              16,299               16,587,719
-----------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., 7s, 2028                             3,654                3,727,790
-----------------------------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Trust, 6s, 2017                            7,541                7,876,237
-----------------------------------------------------------------------------------------------------
                                                                                          $31,290,158
-----------------------------------------------------------------------------------------------------
Stores - 0.3%
-----------------------------------------------------------------------------------------------------
Wal Mart Stores, Inc., 6.875s, 2009                                  $28,540              $33,549,170
-----------------------------------------------------------------------------------------------------

Supermarkets - 0.1%
-----------------------------------------------------------------------------------------------------
Kroger Co., 6.75s, 2012                                               $7,000               $7,909,790
-----------------------------------------------------------------------------------------------------

Telecommunications - Wireless - 0.6%
-----------------------------------------------------------------------------------------------------
Citizens Communications Co., 8.5s, 2006                               $3,990               $4,578,753
-----------------------------------------------------------------------------------------------------
Citizens Communications Co., 7.625s, 2008                             14,278               16,702,176
-----------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875s, 2028                                     7,570                7,382,120
-----------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   5,862                6,392,335
-----------------------------------------------------------------------------------------------------
Verizon New York, Inc., 6.875s, 2012                                  20,657               23,587,381
-----------------------------------------------------------------------------------------------------
                                                                                          $58,642,765
-----------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.1%
-----------------------------------------------------------------------------------------------------
ALLTEL Corp., 7.875s, 2032                                            $5,114               $6,402,605
-----------------------------------------------------------------------------------------------------

U.S. Government Agencies - 17.8%
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 2.375s, 2006                        $9,598               $9,686,542
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.5s, 2013                         100,011              101,176,528
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5s, 2017 - 2033                     66,854               67,550,625
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.5s, 2006 - 2033                   95,668              100,944,415
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6s, 2011                             8,500                9,613,109
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.5s, 2015                             194                  203,871
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.08s, 2031                          13,932               14,076,246
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.5s, 2018                          102,729              103,663,594
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5s, 2018                             35,943               36,837,417
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.25s, 2007                         128,370              140,266,305
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.5s, 2016 - 2033                   305,468              313,275,982
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.722s, 2009                         16,001               17,434,467
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6s, 2016 - 2033                     278,270              288,298,005
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.5s, 2028 - 2032                   212,207              221,234,900
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.625s, 2009 - 2010                  56,085               65,448,925
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.5s, 2030 - 2032                    21,493               22,940,025
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.5s, 2032 - 2033                106,290              109,046,248
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 6s, 2031 - 2032                   76,297               79,073,417
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 6.5s, 2028 - 2033                 34,632               36,390,083
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 7s, 2032                          13,781               14,653,220
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 7.5s, 2023 - 2028                  1,430                1,533,573
-----------------------------------------------------------------------------------------------------
Small Business Administration, 4.35s, 2023                             2,692                2,632,567
-----------------------------------------------------------------------------------------------------
Small Business Administration, 8.8s, 2011                                103                  111,822
-----------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., 5s, 2004                                13,045               13,435,254
-----------------------------------------------------------------------------------------------------
                                                                                       $1,769,527,140
-----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 6.0%
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375s, 2031                                    $32,389              $34,757,445
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.25s, 2023                                     119,115              139,248,175
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8s, 2021                                         23,286               32,298,404
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 11.875s, 2003                                    21,703               21,987,852
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3s, 2012                                         50,357               55,156,740
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.875s, 2013                                     13,186               13,179,816
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.25s, 2010                                      31,896               37,438,186
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.375s, 2007                                     40,553               43,534,294
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.5s, 2005                                      117,900              128,232,236
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.75s, 2005                                      75,000               81,585,900
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.875s, 2006                                      9,757               11,028,454
-----------------------------------------------------------------------------------------------------
                                                                                         $598,447,502
-----------------------------------------------------------------------------------------------------
Utilities - Electric Power - 1.6%
-----------------------------------------------------------------------------------------------------
Centerpoint Energy Resources Corp., 7.875s, 2013##                    $3,000               $3,370,296
-----------------------------------------------------------------------------------------------------
Cleveland Electric Illuminating Co., 9s, 2023                          8,396                8,809,696
-----------------------------------------------------------------------------------------------------
DTE Energy Co., 7.05s, 2011                                            6,952                7,835,071
-----------------------------------------------------------------------------------------------------
Entergy Corp., 6.2s, 2004                                              5,533                5,667,933
-----------------------------------------------------------------------------------------------------
Exelon Generation Co. LLC, 6.95s, 2011                                 8,725                9,889,857
-----------------------------------------------------------------------------------------------------
Firstenergy Corp., 6.45s, 2011                                         6,229                6,499,962
-----------------------------------------------------------------------------------------------------
GGIB Funding Corp., 7.43s, 2011                                        3,256                3,383,557
-----------------------------------------------------------------------------------------------------
Gulf States Utilities Co., 8.25s, 2004                                 2,781                2,870,554
-----------------------------------------------------------------------------------------------------
Midamerican Energy Holdings Co., 3.5s, 2008                            5,589                5,544,992
-----------------------------------------------------------------------------------------------------
Midamerican Energy Holdings Co., 5.875s, 2012##                        2,667                2,820,457
-----------------------------------------------------------------------------------------------------
Midamerican Funding LLC, 6.927s, 2029                                 12,485               13,654,732
-----------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.75s, 2006                               14,960               17,008,727
-----------------------------------------------------------------------------------------------------
Northeast Utilities LLC, 8.58s, 2006                                   4,896                5,558,166
-----------------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 7s, 2032                                 13,303               14,815,085
-----------------------------------------------------------------------------------------------------
Progress Energy, Inc., 7.1s, 2011                                      3,352                3,783,285
-----------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.85s, 2012                                     9,458               10,536,061
-----------------------------------------------------------------------------------------------------
PSEG Power LLC, 6.95s, 2012                                            4,742                5,353,154
-----------------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625s, 2031                                           9,549               12,079,685
-----------------------------------------------------------------------------------------------------
Toledo Edison Co., 7.875s, 2004                                        5,783                6,066,483
-----------------------------------------------------------------------------------------------------
TXU Corp., 7s, 2013##                                                  3,390                3,676,658
-----------------------------------------------------------------------------------------------------
Waterford 3 Funding Entergy Corp., 8.09s, 2017                         7,834                8,916,914
-----------------------------------------------------------------------------------------------------
                                                                                         $158,141,325
-----------------------------------------------------------------------------------------------------
Wireless Communications - 0.1%
-----------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.35s, 2006                             $3,877               $4,304,668
-----------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.75s, 2031                              5,983                7,400,007
-----------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375s, 2006                               625                  675,719
-----------------------------------------------------------------------------------------------------
                                                                                          $12,380,394
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $3,722,922,390
-----------------------------------------------------------------------------------------------------

Foreign Bonds - 1.7%
-----------------------------------------------------------------------------------------------------
Canada - 0.2%
-----------------------------------------------------------------------------------------------------
Hydro Quebec, 6.3s, 2011 (Energy)                                    $16,520              $18,931,391
-----------------------------------------------------------------------------------------------------
Telus Corp., 8s, 2011 (Telecommunications - Wireline)                  5,000                5,837,035
-----------------------------------------------------------------------------------------------------
                                                                                          $24,768,426
-----------------------------------------------------------------------------------------------------
France - 0.3%
-----------------------------------------------------------------------------------------------------
France Telecom S.A., 9.75s, 2031 (Telecommunications -
Wireline)                                                             $7,914              $10,566,274
-----------------------------------------------------------------------------------------------------
Socgen Real Estate Co., 7.64s, 2049 (Banks & Credit Cos.)##           16,307               18,623,997
-----------------------------------------------------------------------------------------------------
                                                                                          $29,190,271
-----------------------------------------------------------------------------------------------------
Hong Kong - 0.1%
-----------------------------------------------------------------------------------------------------
PCCW-HKT Ltd., 6s, 2013 (Telecommunications - Wireline)##             $7,734               $7,788,215
-----------------------------------------------------------------------------------------------------

Israel - 0.1%
-----------------------------------------------------------------------------------------------------
State of Israel, 4.625s, 2013                                         $6,850               $6,613,134
-----------------------------------------------------------------------------------------------------

Italy - 0.3%
-----------------------------------------------------------------------------------------------------
Republic of Italy, 4.625s, 2005                                      $14,395              $15,128,569
-----------------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks &
Credit Cos.)##                                                        11,444               14,534,819
-----------------------------------------------------------------------------------------------------
                                                                                          $29,663,388
-----------------------------------------------------------------------------------------------------
Mexico - 0.2%
-----------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 9.125s, 2010
(Quasi - Government)                                                 $10,769              $12,868,955
-----------------------------------------------------------------------------------------------------
United Mexican States, 8.125s, 2019                                    3,155                3,565,150
-----------------------------------------------------------------------------------------------------
United Mexican States, 8s, 2022                                        3,954                4,359,285
-----------------------------------------------------------------------------------------------------
United Mexican States, 11.5s, 2026                                     3,000                4,401,000
-----------------------------------------------------------------------------------------------------
                                                                                          $25,194,390
-----------------------------------------------------------------------------------------------------
Netherlands - 0.3%
-----------------------------------------------------------------------------------------------------
Deutsche Telekom, 8.75s, 2030 (Telecommunications -
Wireline)                                                             $3,708               $4,703,609
-----------------------------------------------------------------------------------------------------
KfW International Finance, Inc., 4.25s, 2005 (Quasi -
Government)                                                           19,905               20,755,620
-----------------------------------------------------------------------------------------------------
                                                                                          $25,459,229
-----------------------------------------------------------------------------------------------------
Singapore - 0.1%
-----------------------------------------------------------------------------------------------------
DBS Capital Funding Corp., 7.657s, 2049 (Banks &
Credit Companies)##                                                   $7,327               $8,408,648
-----------------------------------------------------------------------------------------------------

United Kingdom - 0.1%
-----------------------------------------------------------------------------------------------------
Barclays Bank PLC, 6.86s, 2049 (Banks & Credit Cos.)##                $4,948               $5,471,212
-----------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC, 5.125s, 2013 (Food & Non
Alcoholic Beverages)##                                                 3,825                3,880,248
-----------------------------------------------------------------------------------------------------
                                                                                           $9,351,460
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                      $166,437,161
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,763,374,497)                                          $3,889,359,551
-----------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.2%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                  $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 1.2%
-----------------------------------------------------------------------------------------------------
Aerospace - 0.1%
-----------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.25s                                         48,700               $4,762,860
-----------------------------------------------------------------------------------------------------

Automotive
-----------------------------------------------------------------------------------------------------
Ford Motor Co. Capital Trust, 6.5s                                    60,000               $2,598,600
-----------------------------------------------------------------------------------------------------

Banks & Credit Companies - 0.1%
-----------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.25s                                    31,000               $1,408,020
-----------------------------------------------------------------------------------------------------
New York Community Capital Trust V, 6s                                25,000                1,600,000
-----------------------------------------------------------------------------------------------------
State Street Corp., 6.75s                                              5,900                1,320,420
-----------------------------------------------------------------------------------------------------
Washington Mutual Capital Trust, 5.375s##                             40,000                2,142,800
-----------------------------------------------------------------------------------------------------
                                                                                           $6,471,240
-----------------------------------------------------------------------------------------------------
Computer Software - Systems
-----------------------------------------------------------------------------------------------------
Electro Data Systems, 7.625s                                          60,000               $1,227,600
-----------------------------------------------------------------------------------------------------

Containers - 0.1%
-----------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75s                                          117,600               $3,363,360
-----------------------------------------------------------------------------------------------------

Electronics
-----------------------------------------------------------------------------------------------------
Xerox Capital Trust II, 7.5s##                                        40,000               $2,585,000
-----------------------------------------------------------------------------------------------------

Energy - Independent
-----------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.5s                                                59,800               $2,586,350
-----------------------------------------------------------------------------------------------------

Insurance - 0.3%
-----------------------------------------------------------------------------------------------------
Chubb Corp., 7s                                                      361,000               $9,989,942
-----------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc., 6s                          221,000               11,958,310
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.5s                              255,160                5,853,370
-----------------------------------------------------------------------------------------------------
Unumprovident Corp., 8.25s                                            60,000                1,930,800
-----------------------------------------------------------------------------------------------------
                                                                                          $29,732,422
-----------------------------------------------------------------------------------------------------
Medical & Health Technology & Services
-----------------------------------------------------------------------------------------------------
Express Scripts Automatic Exchange Trust, 7s                          12,500               $1,290,645
-----------------------------------------------------------------------------------------------------

Medical Equipment - 0.1%
-----------------------------------------------------------------------------------------------------
Baxter International, Inc., 7s                                       202,600              $10,666,890
-----------------------------------------------------------------------------------------------------

Natural Gas - Distribution
-----------------------------------------------------------------------------------------------------
KeySpan Corp., 8.75s                                                  19,430               $1,016,189
-----------------------------------------------------------------------------------------------------
Sempra Energy, 8.5s                                                   50,800                1,402,080
-----------------------------------------------------------------------------------------------------
                                                                                           $2,418,269
-----------------------------------------------------------------------------------------------------
Natural Gas - Pipeline
-----------------------------------------------------------------------------------------------------
El Paso Corp., 9s                                                     25,200                 $730,548
-----------------------------------------------------------------------------------------------------
El Paso Energy Capital Trust I, 4.75s                                 40,000                1,205,200
-----------------------------------------------------------------------------------------------------
                                                                                           $1,935,748
-----------------------------------------------------------------------------------------------------
Printing & Publishing - 0.1%
-----------------------------------------------------------------------------------------------------
Tribune Co., 2s                                                       50,000               $3,968,750
-----------------------------------------------------------------------------------------------------

Railroad & Shipping
-----------------------------------------------------------------------------------------------------
Teekay Shipping Corp., 7.25s                                          60,000               $1,680,600
-----------------------------------------------------------------------------------------------------

Specialty Stores
-----------------------------------------------------------------------------------------------------
Toys R Us, Inc., 6.25s                                                48,900               $1,921,770
-----------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 0.2%
-----------------------------------------------------------------------------------------------------
Motorola, Inc., 7s                                                   417,600              $15,835,392
-----------------------------------------------------------------------------------------------------

Telephone Services
-----------------------------------------------------------------------------------------------------
ALLTEL Corp., 7.75s                                                   30,000               $1,466,700
-----------------------------------------------------------------------------------------------------

Utilities - Electric Power - 0.2%
-----------------------------------------------------------------------------------------------------
Calpine Capital Trust, 5.75s*                                         15,000                 $682,500
-----------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 9.5s                                        43,300                2,454,677
-----------------------------------------------------------------------------------------------------
DTE Energy Co., 8.75s                                                 70,000                1,771,000
-----------------------------------------------------------------------------------------------------
Duke Energy Co., 8s                                                  120,000                1,720,800
-----------------------------------------------------------------------------------------------------
Duke Energy Co., 8.25s                                                50,000                  653,000
-----------------------------------------------------------------------------------------------------
TXU Corp., 8.125s                                                    336,000               11,938,080
-----------------------------------------------------------------------------------------------------
TXU Corp., 8.75s                                                       6,660                  228,771
-----------------------------------------------------------------------------------------------------
                                                                                          $19,448,828
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $113,961,024
-----------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
(Identified Cost, $116,921,394)                                                          $113,961,024
-----------------------------------------------------------------------------------------------------

Convertible Bonds - 1.4%
-----------------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)                      $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 1.4%
-----------------------------------------------------------------------------------------------------
Automotive
-----------------------------------------------------------------------------------------------------
SPX Corp., 0s, 2021##                                                   $710                 $449,075
-----------------------------------------------------------------------------------------------------

Banks & Credit Companies
-----------------------------------------------------------------------------------------------------
GATX Corp., 7.5s, 2007                                                $1,000               $1,043,750
-----------------------------------------------------------------------------------------------------
Navistar Financial Corp., 4.75s, 2009                                  1,500                1,477,500
-----------------------------------------------------------------------------------------------------
                                                                                           $2,521,250
-----------------------------------------------------------------------------------------------------
Biotechnology
-----------------------------------------------------------------------------------------------------
Protein Design Labs, Inc., 2.75s, 2023##                              $1,000                 $976,250
-----------------------------------------------------------------------------------------------------

Broadcast & Cable TV - 0.1%
-----------------------------------------------------------------------------------------------------
Comcast Corp., 2s, 2029                                                  $28                   $9,141
-----------------------------------------------------------------------------------------------------
Echostar Communications Corp., 4.875s, 2007                            1,990                2,027,312
-----------------------------------------------------------------------------------------------------
Echostar Communications Corp., 5.75s, 2008                             1,500                1,633,125
-----------------------------------------------------------------------------------------------------
Interpublic Group Cos., Inc., 4.5s, 2023##                             2,970                4,191,412
-----------------------------------------------------------------------------------------------------
LIN TV Corp., 2.5s, 2033##                                             1,410                1,295,438
-----------------------------------------------------------------------------------------------------
                                                                                           $9,156,428
-----------------------------------------------------------------------------------------------------
Computer Software - 0.1%
-----------------------------------------------------------------------------------------------------
Computer Associates International, Inc., 5s, 2007##                   $2,000               $2,572,500
-----------------------------------------------------------------------------------------------------
Veritas Software Corp., 0.25s, 2013##                                  1,320                1,318,350
-----------------------------------------------------------------------------------------------------
                                                                                           $3,890,850
-----------------------------------------------------------------------------------------------------
Conglomerates
-----------------------------------------------------------------------------------------------------
Tyco International Ltd., 0s, 2020##                                   $2,000               $1,535,000
-----------------------------------------------------------------------------------------------------

Containers
-----------------------------------------------------------------------------------------------------
Sealed Air Corp., 3s, 2033##                                          $3,500               $3,486,875
-----------------------------------------------------------------------------------------------------

Electrical Equipment
-----------------------------------------------------------------------------------------------------
Tyco International Group S.A., 3.125s, 2023##                         $2,960               $3,322,600
-----------------------------------------------------------------------------------------------------

Electronics - 0.3%
-----------------------------------------------------------------------------------------------------
Agere Systems, Inc., 6.5s, 2009                                       $1,290               $1,665,712
-----------------------------------------------------------------------------------------------------
Agilent Technologies, Inc., 3s, 2021                                   8,200                8,271,750
-----------------------------------------------------------------------------------------------------
Atmel Corp., 0s, 2021                                                  7,000                2,747,500
-----------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp, 5s, 2008                                   730                  714,488
-----------------------------------------------------------------------------------------------------
LSI Logic Corp., 4s, 2006##                                            2,896                2,942,550
-----------------------------------------------------------------------------------------------------
Photronics, Inc., 4.75s, 2006                                          1,000                  980,000
-----------------------------------------------------------------------------------------------------
Sandisk Corp., 4.5s, 2006##                                            2,000                6,992,500
-----------------------------------------------------------------------------------------------------
SCI Systems, Inc., 3s, 2007                                            1,500                1,359,375
-----------------------------------------------------------------------------------------------------
                                                                                          $25,673,875
-----------------------------------------------------------------------------------------------------
Energy - Independent - 0.1%
-----------------------------------------------------------------------------------------------------
Devon Energy Corp., 0s, 2020##                                        $3,300               $1,782,000
-----------------------------------------------------------------------------------------------------
Kerr McGee Corp., 5.25s, 2010                                          1,280                1,334,400
-----------------------------------------------------------------------------------------------------
Massey Energy Co., 4.75s, 2023##                                       1,400                1,407,000
-----------------------------------------------------------------------------------------------------
                                                                                           $4,523,400
-----------------------------------------------------------------------------------------------------
Engineering - Construction
-----------------------------------------------------------------------------------------------------
Shaw Group, Inc., 0s, 2021                                            $1,650               $1,068,375
-----------------------------------------------------------------------------------------------------

Food & Non Alcoholic Beverages
-----------------------------------------------------------------------------------------------------
Bunge Limited Finance Corp., 3.75s, 2022##                            $1,820               $1,958,775
-----------------------------------------------------------------------------------------------------

Gaming & Lodging - 0.3%
-----------------------------------------------------------------------------------------------------
Carnival Corp, 2s, 2021                                               $1,500               $1,646,250
-----------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 3.375s, 2023##                                   16,500               17,366,250
-----------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 0s, 2021                                 5,000                2,518,750
-----------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts, 3.5s, 2023##                                2,830                2,897,212
-----------------------------------------------------------------------------------------------------
                                                                                          $24,428,462
-----------------------------------------------------------------------------------------------------
Health Maintenance Organizations
-----------------------------------------------------------------------------------------------------
Pacificare Health Systems, Inc., 3s, 2032                             $2,000               $2,710,000
-----------------------------------------------------------------------------------------------------

Insurance
-----------------------------------------------------------------------------------------------------
Ohio Casualty Corp., 5s, 2022                                         $2,000               $1,910,260
-----------------------------------------------------------------------------------------------------
PMI Group, Inc., 2.5s, 2021##                                          1,000                1,057,500
-----------------------------------------------------------------------------------------------------
                                                                                           $2,967,760
-----------------------------------------------------------------------------------------------------
Machinery & Tools
-----------------------------------------------------------------------------------------------------
Navistar International Corp., 2.5s, 2007                              $2,000               $2,582,500
-----------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 0.1%
-----------------------------------------------------------------------------------------------------
Community Health Systems, Inc., 4.25s, 2008                           $1,000                 $993,750
-----------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.25s, 2009                             1,900                1,881,000
-----------------------------------------------------------------------------------------------------
WebMD Corp., 3.25s, 2007                                                 900                1,031,625
-----------------------------------------------------------------------------------------------------
                                                                                           $3,906,375
-----------------------------------------------------------------------------------------------------
Oil Services - 0.1%
-----------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc., 0s, 2020                             $3,000               $1,698,750
-----------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc., 1.5s, 2031                            1,430                1,304,875
-----------------------------------------------------------------------------------------------------
Global Marine, Inc., 0s, 2020                                          2,000                1,140,000
-----------------------------------------------------------------------------------------------------
Halliburton Co., 3.125s, 2023##                                        1,900                1,900,000
-----------------------------------------------------------------------------------------------------
Pride International, Inc., 3.25s, 2033##                               2,000                2,040,000
-----------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc., 1.5s, 2021                               2,000                1,925,000
-----------------------------------------------------------------------------------------------------
                                                                                          $10,008,625
-----------------------------------------------------------------------------------------------------
Personal Computers & Peripherals
-----------------------------------------------------------------------------------------------------
Solectron Corp., 0s, 2020                                             $5,700               $3,220,500
-----------------------------------------------------------------------------------------------------

Pharmaceuticals - 0.1%
-----------------------------------------------------------------------------------------------------
Medics Pharmaceutical Corp., 2.5s, 2032                               $1,310               $1,527,788
-----------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc., 1.75s, 2023##                            2,940                3,564,750
-----------------------------------------------------------------------------------------------------
                                                                                           $5,092,538
-----------------------------------------------------------------------------------------------------
Precious Metals & Minerals
-----------------------------------------------------------------------------------------------------
Freeport McMoRan Copper & Gold, Inc., 8.25s, 2006##                   $1,000               $2,356,250
-----------------------------------------------------------------------------------------------------

Printing & Publishing
-----------------------------------------------------------------------------------------------------
School Specialty, Inc., 3.75s, 2023##                                 $1,960               $1,935,500
-----------------------------------------------------------------------------------------------------

Restaurants
-----------------------------------------------------------------------------------------------------
Brinker International, Inc., 0s, 2021##                               $1,800               $1,219,500
-----------------------------------------------------------------------------------------------------

Specialty Stores - 0.1%
-----------------------------------------------------------------------------------------------------
Anntaylor Stores Corp., 0.55s, 2019##                                 $3,000               $2,058,750
-----------------------------------------------------------------------------------------------------
Charming Shoppes, Inc., 4.75s, 2012##                                  2,000                1,832,500
-----------------------------------------------------------------------------------------------------
                                                                                           $3,891,250
-----------------------------------------------------------------------------------------------------
Telecommunications - Wireless
-----------------------------------------------------------------------------------------------------
Mcdata Corp., 2.25s, 2010##                                           $1,000               $1,370,000
-----------------------------------------------------------------------------------------------------

Telephone Services - 0.1%
-----------------------------------------------------------------------------------------------------
Centurytel, Inc., 4.75s, 2032                                           $895               $1,034,557
-----------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 2.875s, 2010                             1,610                1,583,838
-----------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 0s, 2021                                 4,000                2,390,000
-----------------------------------------------------------------------------------------------------
                                                                                           $5,008,395
-----------------------------------------------------------------------------------------------------
Utilities - Electric Power
-----------------------------------------------------------------------------------------------------
Calpine Corp., 4s, 2006                                               $1,000                 $916,250
-----------------------------------------------------------------------------------------------------
Reliant Resources, Inc., 5s, 2010##                                    2,690                2,289,863
-----------------------------------------------------------------------------------------------------
                                                                                           $3,206,113
-----------------------------------------------------------------------------------------------------
Wireless Communications
-----------------------------------------------------------------------------------------------------
American Tower Corp., 6.25s, 2009##                                   $1,590               $1,514,475
-----------------------------------------------------------------------------------------------------
Nextel Partners, Inc., 1.5s, 2008##                                    1,750                2,161,250
-----------------------------------------------------------------------------------------------------
                                                                                           $3,675,725
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                         $136,142,246
-----------------------------------------------------------------------------------------------------
Foreign Bonds
-----------------------------------------------------------------------------------------------------
Canada
-----------------------------------------------------------------------------------------------------
Four Seasons Hotels, Inc., 0s, 2029 (Restaurants & Lodging)           $4,982               $1,644,060
-----------------------------------------------------------------------------------------------------

Netherlands
-----------------------------------------------------------------------------------------------------
ASM International N.V., 5s, 2005 (Electronics)##                      $2,000               $2,235,000
-----------------------------------------------------------------------------------------------------

United Kingdom
-----------------------------------------------------------------------------------------------------
Amdocs Ltd., 2s, 2008 (Computer Software)                             $2,000               $1,972,500
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $5,851,560
-----------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $129,080,153)                                  $141,993,806
-----------------------------------------------------------------------------------------------------

Preferred Stock
-----------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                  $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stock
-----------------------------------------------------------------------------------------------------
Consumer Goods & Services
-----------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25s, (Identified Cost, $4,021,050)        80,400               $3,376,800
-----------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 2.7%
-----------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                3,897,250               $3,897,250
-----------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     258,472,647              258,472,647
-----------------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at Amortized Cost                                $262,369,897
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.8%
-----------------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)                      $ VALUE
-----------------------------------------------------------------------------------------------------
Corporate Asset Fund, due 10/22/03                                   $16,500              $16,489,701
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., due 10/01/03                               43,546               43,546,000
-----------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter, due 11/03/03                              20,000               19,980,384
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $80,016,085
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.0%
-----------------------------------------------------------------------------------------------------
Merrill Lynch, dated 9/30/03, due 10/01/03, total to
be received $103,121,065 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                            $103,118             $103,118,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $9,467,227,009)                                   $10,073,399,089
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.6)%                                                  (162,250,356)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $9,911,148,733
-----------------------------------------------------------------------------------------------------

    * Non-income producing security.
   ## SEC Rule 144A restriction.
^4(2) paper.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 9/30/03

ASSETS

Investments, at value, including $256,291,759 of
securities on loan (identified cost, $9,467,227,009)        $10,073,399,089
-----------------------------------------------------------------------------------------------------
Cash                                                                    745
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                  82,467,882
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                  48,669,038
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                54,680,885
-----------------------------------------------------------------------------------------------------
Other assets                                                        165,120
-----------------------------------------------------------------------------------------------------
Total assets                                                                          $10,259,382,759
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable to custodian                                                 $5,935
-----------------------------------------------------------------------------------------------------
Distribution payable                                             12,928,207
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                               12,677,688
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                58,107,320
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      262,369,897
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                    279,482
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                    29,147
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                      158,642
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                    29
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                            1,677,679
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $348,234,026
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $9,911,148,733
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $9,758,261,962
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 606,198,925
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                  (440,064,732)
-----------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                          (13,247,422)
-----------------------------------------------------------------------------------------------------
Total                                                                                  $9,911,148,733
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 701,352,969
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                 $5,702,669,493
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                            403,677,102
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $14.13
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$14.13)                                                  $14.83
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                 $2,658,781,282
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                            188,251,325
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.12
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                 $1,150,875,248
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                             81,186,861
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.18
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                   $378,001,458
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                             26,763,946
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.12
-----------------------------------------------------------------------------------------------------

Class R shares

  Net assets                                                    $16,090,133
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              1,138,826
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $14.13
-----------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                     $2,601,273
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                184,428
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $14.10
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$14.10)                                                  $14.80
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                     $1,063,850
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 75,322
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.12
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                     $1,065,996
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 75,159
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $14.18
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS             STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 9/30/03

NET INVESTMENT INCOME
Income
-----------------------------------------------------------------------------------------------------
  Interest                                                      $180,365,655
-----------------------------------------------------------------------------------------------------
  Dividends                                                      120,348,916
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (829,827)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                  $299,884,744
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                 $30,943,825
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                             124,305
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                  9,389,705
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                          17,771,922
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                          24,860,357
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                          10,134,120
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                              23,846
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                            4,701
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                            4,315
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                            5,909
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                     3,358
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                     1,079
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                     1,477
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                 382,153
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                    1,827,428
-----------------------------------------------------------------------------------------------------
  Printing                                                           398,134
-----------------------------------------------------------------------------------------------------
  Postage                                                            636,551
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                       45,600
-----------------------------------------------------------------------------------------------------
  Legal fees                                                          63,383
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                    5,455,270
-----------------------------------------------------------------------------------------------------
Total expenses                                                                           $102,077,438
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                              (204,139)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                             $101,873,299
-----------------------------------------------------------------------------------------------------
Net investment income                                                                    $198,011,445
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                      $(137,817,178)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                      138,385
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                                   $(137,678,793)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation

-----------------------------------------------------------------------------------------------------
  Investments                                                 $1,059,185,292
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                           8,786
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                   $1,059,194,078
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                         $921,515,285
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $1,119,526,730
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS            STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 9/30                                             2003                     2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income                                           $198,011,445             $212,428,174
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                           (137,678,793)            (209,992,635)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                           1,059,194,078             (486,431,327)
--------------------------------------------------------     ---------------          ---------------
Increase (decrease) in net assets from operations             $1,119,526,730            $(483,995,788)
--------------------------------------------------------     ---------------          ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-----------------------------------------------------------------------------------------------------
  Class A                                                      $(142,189,741)           $(141,581,736)
-----------------------------------------------------------------------------------------------------
  Class B                                                        (53,932,749)             (57,662,363)
-----------------------------------------------------------------------------------------------------
  Class C                                                        (21,827,600)             (20,010,428)
-----------------------------------------------------------------------------------------------------
  Class I                                                        (10,451,387)              (9,198,270)
-----------------------------------------------------------------------------------------------------
  Class R                                                           (107,286)                      --
-----------------------------------------------------------------------------------------------------
  Class 529A                                                         (32,207)                     (90)
-----------------------------------------------------------------------------------------------------
  Class 529B                                                          (7,647)                    (105)
-----------------------------------------------------------------------------------------------------
  Class 529C                                                         (10,540)                    (122)
-----------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions
-----------------------------------------------------------------------------------------------------
  Class A                                                                 --             (106,115,382)
-----------------------------------------------------------------------------------------------------
  Class B                                                                 --              (56,021,579)
-----------------------------------------------------------------------------------------------------
  Class C                                                                 --              (18,324,346)
-----------------------------------------------------------------------------------------------------
  Class I                                                                 --               (5,210,957)
--------------------------------------------------------     ---------------          ---------------
Total distributions declared to shareholders                   $(228,559,157)           $(414,125,378)
--------------------------------------------------------     ---------------          ---------------
Net increase in net assets from fund share transactions       $1,002,815,528           $1,659,842,906
--------------------------------------------------------     ---------------          ---------------
Total increase in net assets                                  $1,893,783,101             $761,721,740
--------------------------------------------------------     ---------------          ---------------

NET ASSETS

At beginning of period                                        $8,017,365,632           $7,255,643,892
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $13,247,422 and
$13,190,833, respectively)                                    $9,911,148,733           $8,017,365,632
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 9/30
CLASS A                                                      2003            2002            2001           2000          1999
Net asset value, beginning of period                       $12.78          $14.17          $15.19         $14.57        $16.06
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                     $0.33           $0.40           $0.46          $0.48         $0.53
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.40           (1.01)          (0.45)          1.55          0.56
------------------------------------------------------    -------         -------         -------        -------       -------
Total from investment operations                            $1.73          $(0.61)          $0.01          $2.03         $1.09
------------------------------------------------------    -------         -------         -------        -------       -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                               $(0.38)         $(0.43)         $(0.47)        $(0.47)       $(0.51)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                        --           (0.35)          (0.55)         (0.94)        (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                           --              --           (0.01)            --            --
------------------------------------------------------    -------         -------         -------        -------       -------
Total distributions declared to shareholders               $(0.38)         $(0.78)         $(1.03)        $(1.41)       $(2.58)
------------------------------------------------------    -------         -------         -------        -------       -------
Net asset value, end of period                             $14.13          $12.78          $14.17         $15.19        $14.57
------------------------------------------------------    -------         -------         -------        -------       -------
Total return (%)(+)                                         13.70           (4.76)          (0.10)         15.06          7.06
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                   0.90            0.92            0.88           0.90          0.89
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                     2.45            2.84            3.09           3.36          3.45
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             71              86              97            112           151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)              $5,703          $4,540          $4,121         $3,570        $3,699
-------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

CLASS B                                                      2003            2002            2001           2000          1999
Net asset value, beginning of period                       $12.78          $14.17          $15.18         $14.57        $16.05
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                     $0.24           $0.31           $0.37          $0.39         $0.43
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.39           (1.01)          (0.45)          1.54          0.58
------------------------------------------------------    -------         -------         -------        -------       -------
Total from investment operations                            $1.63          $(0.70)         $(0.08)         $1.93         $1.01
------------------------------------------------------    -------         -------         -------        -------       -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                               $(0.29)         $(0.34)         $(0.37)        $(0.38)       $(0.42)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                        --           (0.35)          (0.55)         (0.94)        (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                           --              --           (0.01)            --            --
------------------------------------------------------    -------         -------         -------        -------       -------
Total distributions declared to shareholders               $(0.29)         $(0.69)         $(0.93)        $(1.32)       $(2.49)
------------------------------------------------------    -------         -------         -------        -------       -------
Net asset value, end of period                             $14.12          $12.78          $14.17         $15.18        $14.57
------------------------------------------------------    -------         -------         -------        -------       -------
Total return (%)                                            12.90           (5.38)          (0.67)         14.24          6.43
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                   1.54            1.57            1.53           1.54          1.54
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                     1.81            2.18            2.46           2.71          2.80
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             71              86              97            112           151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)              $2,659          $2,321          $2,226         $2,014        $2,217
-------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

CLASS C                                                      2003            2002            2001           2000          1999
Net asset value, beginning of period                       $12.82          $14.22          $15.23         $14.61        $16.10
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                     $0.24           $0.31           $0.37          $0.39         $0.43
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.41           (1.02)          (0.45)          1.55          0.57
------------------------------------------------------    -------         -------         -------        -------       -------
Total from investment operations                            $1.65          $(0.71)         $(0.08)         $1.94         $1.00
------------------------------------------------------    -------         -------         -------        -------       -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                               $(0.29)         $(0.34)         $(0.37)        $(0.38)       $(0.42)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                        --           (0.35)          (0.55)         (0.94)        (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                           --              --           (0.01)            --            --
------------------------------------------------------    -------         -------         -------        -------       -------
Total distributions declared to shareholders               $(0.29)         $(0.69)         $(0.93)        $(1.32)       $(2.49)
------------------------------------------------------    -------         -------         -------        -------       -------
Net asset value, end of period                             $14.18          $12.82          $14.22         $15.23        $14.61
------------------------------------------------------    -------         -------         -------        -------       -------
Total return (%)                                            13.03           (5.43)          (0.68)         14.27          6.41
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                   1.54            1.57            1.53           1.54          1.54
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                     1.79            2.19            2.45           2.70          2.80
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             71              86              97            112           151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)              $1,151            $887            $702           $497          $508
-------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 9/30

CLASS I                                                      2003            2002            2001           2000          1999
Net asset value, beginning of period                       $12.77          $14.17          $15.19         $14.57        $16.06
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                     $0.37           $0.46           $0.53          $0.53         $0.58
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.40           (1.03)          (0.47)          1.55          0.57
------------------------------------------------------    -------         -------         -------        -------       -------
Total from investment operations                            $1.77          $(0.57)          $0.06          $2.08         $1.15
------------------------------------------------------    -------         -------         -------        -------       -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                               $(0.42)         $(0.48)         $(0.51)        $(0.52)       $(0.57)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                        --           (0.35)          (0.55)         (0.94)        (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                           --              --           (0.02)            --            --
------------------------------------------------------    -------         -------         -------        -------       -------
Total distributions declared to shareholders               $(0.42)         $(0.83)         $(1.08)        $(1.46)       $(2.64)
------------------------------------------------------    -------         -------         -------        -------       -------
Net asset value, end of period                             $14.12          $12.77          $14.17         $15.19        $14.57
------------------------------------------------------    -------         -------         -------        -------       -------
Total return (%)                                            14.10           (4.50)           0.25          15.46          7.43
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                   0.55            0.57            0.53           0.55          0.54
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                     2.79            3.20            3.43           3.71          3.84
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             71              86              97            112           151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)                $378            $270            $207            $51           $48
-------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

                                                                  PERIOD ENDED
CLASS R                                                             9/30/03*

Net asset value, beginning of period                                 $13.27
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                               $0.19
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                     0.93
-----------------------------------------------------------------   -------
Total from investment operations                                      $1.12
-----------------------------------------------------------------   -------
Less distributions declared to shareholders from net
investment income                                                    $(0.26)
-----------------------------------------------------------------   -------
Net asset value, end of period                                       $14.13
-----------------------------------------------------------------   -------
Total return (%)                                                       8.57++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                             1.07+
-----------------------------------------------------------------------------
Net investment income                                                  1.81+
-----------------------------------------------------------------------------
Portfolio turnover                                                       71
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $16,090
-----------------------------------------------------------------------------

 * For the period from the inception of Class R shares, December 31, 2002, through September 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
                                                                        YEAR ENDED            PERIOD ENDED
CLASS 529A                                                                9/30/03               9/30/02*
Net asset value, beginning of period                                      $12.78                 $13.30
----------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                                    $0.27                  $0.04
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                          1.39                  (0.49)
--------------------------------------------------------------------     -------                -------
Total from investment operations                                           $1.66                 $(0.45)
--------------------------------------------------------------------     -------                -------
Less distributions declared to shareholders from net
investment income                                                         $(0.34)                $(0.07)
--------------------------------------------------------------------     -------                -------
Net asset value, end of period                                            $14.10                 $12.78
--------------------------------------------------------------------     -------                -------
Total return (%)(+)                                                        13.19                  (3.43)++
----------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                                  1.16                   1.17+
----------------------------------------------------------------------------------------------------------
Net investment income(S)                                                    1.97                   2.45+
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            71                     86
----------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $2,601                    $50
----------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
                                                                        YEAR ENDED             PERIOD ENDED
CLASS 529B                                                                9/30/03                9/30/02*
Net asset value, beginning of period                                      $12.78                 $13.30
-----------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                                    $0.17                  $0.03
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                          1.43                  (0.50)
--------------------------------------------------------------------     -------                -------
Total from investment operations                                           $1.60                 $(0.47)
--------------------------------------------------------------------     -------                -------
Less distributions declared to shareholders from net
investment income                                                         $(0.26)                $(0.05)
--------------------------------------------------------------------     -------                -------
Net asset value, end of period                                            $14.12                 $12.78
--------------------------------------------------------------------     -------                -------
Total return (%)                                                           12.63                  (3.53)++
-----------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                                  1.80                   1.82+
-----------------------------------------------------------------------------------------------------------
Net investment income(S)                                                    1.33                   1.75+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            71                     86
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $1,064                    $75
-----------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
                                                                        YEAR ENDED            PERIOD ENDED
CLASS 529C                                                                9/30/03               9/30/02*
Net asset value, beginning of period                                      $12.83                 $13.35
-----------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                                    $0.19                  $0.03
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                          1.42                  (0.50)
--------------------------------------------------------------------     -------                -------
Total from investment operations                                           $1.61                 $(0.47)
--------------------------------------------------------------------     -------                -------
Less distributions declared to shareholders from net
investment income                                                         $(0.26)                $(0.05)
--------------------------------------------------------------------     -------                -------
Net asset value, end of period                                            $14.18                 $12.83
--------------------------------------------------------------------     -------                -------
Total return (%)                                                           12.67                  (3.52)++
-----------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                                  1.80                   1.82+
-----------------------------------------------------------------------------------------------------------
Net investment income(S)                                                    1.36                   1.75+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            71                     86
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $1,066                    $65
-----------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $71,464 of Deferred Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $86,782 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $117,357 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended
September 30, 2003 and September 30, 2002 was as follows:

                                                       9/30/03         9/30/02
Distributions declared from:
------------------------------------------------------------------------------
Ordinary income                                   $228,559,157    $304,677,802
------------------------------------------------------------------------------
Long-term capital gain                                      --     109,447,576
------------------------------------------------------------------------------
Total distributions declared                      $228,559,157    $414,125,378
------------------------------------------------------------------------------

During the year ended September 30, 2003, accumulated distributions in excess of net investment income decreased by $30,491,123, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $29,765,449, and paid-in capital decreased by $725,674 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Capital loss carryforward                       (230,957,582)
        -------------------------------------------------------------
        Post-October capital loss deferral               (41,531,280)
        -------------------------------------------------------------
        Unrealized appreciation                          438,644,519
        -------------------------------------------------------------
        Other temporary differences                      (13,268,884)
        -------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2010, $(15,563,754) and September 30, 2011, $(215,393,828).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

        First $6.3 billion of average net assets                0.35%
        -------------------------------------------------------------
        Average net assets in excess of $6.3 billion            0.34%
        -------------------------------------------------------------

Management fees incurred for the year ended September 30, 2003 were 0.35% of average daily net assets on an annualized basis.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for inactive Trustees and an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a net increase of $6,510 as a result of the change in the fund's pension liability for active Trustees and a pension expense of $19,084 for inactive trustees for the year ended September 30, 2003.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee not to exceed the following annual percentage rates of the fund's average daily net assets:

        First $2 billion                                    0.0175%
        -----------------------------------------------------------
        Next $2.5 billion                                   0.0130%
        -----------------------------------------------------------
        Next $2.5 billion                                   0.0005%
        -----------------------------------------------------------
        In excess of $7 billion                             0.0000%
        -----------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,369,886 and $6,439 for the year ended September 30, 2003, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                  CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C
Distribution Fee                    0.10%        0.75%        0.75%        0.25%          0.25%          0.75%          0.75%
-----------------------------------------------------------------------------------------------------------------------------
Service Fee                         0.25%        0.25%        0.25%        0.25%          0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan             0.35%        1.00%        1.00%        0.50%          0.50%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended September 30, 2003, amounted to:
                                  CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C
Service Fee Retained by MFD      $403,454      $17,355      $11,762          $--            $81             $2             $9
-------------------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended September 30, 2003, were as follows:
                                  CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C
Effective Annual Percentage
Rates                               0.35%        1.00%        1.00%        0.50%          0.35%          1.00%          1.00%
-------------------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% per annum attributable to Class A shares.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2003, were as follows:

                      CLASS A      CLASS B     CLASS C   CLASS 529B   CLASS 529C

Contingent Deferred
Sales Charges
Imposed               $83,654   $4,557,426    $152,366          $--          $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES

U.S. government securities                     $2,871,942,602    $2,353,898,617
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)   $4,466,145,936    $3,724,177,656
-------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $9,631,669,051
------------------------------------------------------------------------------
Gross unrealized appreciation                                    $591,223,515
------------------------------------------------------------------------------
Gross unrealized depreciation                                    (149,493,477)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $441,730,038
------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                         Year ended 9/30/03                      Year ended 9/30/02
                                    SHARES              AMOUNT              SHARES              AMOUNT

CLASS A SHARES
Shares sold                       186,997,610       $2,514,683,644        252,701,938       $3,593,282,017
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions       9,466,653          126,616,112         14,520,193          207,472,950
-----------------------------------------------------------------------------------------------------------
Shares reacquired                (148,111,649)      (1,988,480,929)      (202,729,029)      (2,870,744,253)
-----------------------------------------------------------------------------------------------------------
Net increase                       48,352,614         $652,818,827         64,493,102         $930,010,714
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                        48,030,752         $644,973,593         68,888,367         $973,559,760
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions       3,734,010           49,854,918          6,933,146           99,132,209
-----------------------------------------------------------------------------------------------------------
Shares reacquired                 (45,154,271)        (604,557,426)       (51,314,748)        (719,436,539)
-----------------------------------------------------------------------------------------------------------
Net increase                        6,610,491          $90,271,085         24,506,765         $353,255,430
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                        24,417,745         $330,042,465         28,528,097         $404,598,343
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions       1,402,274           18,806,673          2,243,627           32,175,910
-----------------------------------------------------------------------------------------------------------
Shares reacquired                 (13,771,246)        (185,172,943)       (11,026,051)        (154,163,614)
-----------------------------------------------------------------------------------------------------------
Net increase                       12,048,773         $163,676,195         19,745,673         $282,610,639
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                         9,872,406         $132,568,218         14,126,161         $202,432,574
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions         786,000           10,516,143            948,262           13,536,985
-----------------------------------------------------------------------------------------------------------
Shares reacquired                  (4,993,826)         (66,903,670)        (8,568,437)        (122,199,912)
-----------------------------------------------------------------------------------------------------------
Net increase                        5,664,580          $76,180,691          6,505,986          $93,769,647
-----------------------------------------------------------------------------------------------------------

                                        Period ended 9/30/03*
                                     SHARES              AMOUNT

CLASS R SHARES
Shares sold                         2,118,727          $28,866,223
-------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           6,057               84,130
-------------------------------------------------------------------
Shares reacquired                    (985,958)         (13,407,843)
-------------------------------------------------------------------
Net increase                        1,138,826          $15,542,510
-------------------------------------------------------------------

                                          Year ended 9/30/03                    Period ended 9/30/02**
                                     SHARES              AMOUNT              SHARES              AMOUNT

CLASS 529A SHARES
Shares sold                           178,408           $2,405,118              6,820              $88,529
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           2,153               29,192                  2                   21
-----------------------------------------------------------------------------------------------------------
Shares reacquired                         (21)              (2,382)            (2,934)             (37,500)
-----------------------------------------------------------------------------------------------------------
Net increase                          180,540           $2,431,928              3,888              $51,050
-----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                            70,425             $960,020              5,886              $78,046
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             517                6,999                  6                   76
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (1,512)             (20,887)                --                   --
-----------------------------------------------------------------------------------------------------------
Net increase                           69,430             $946,132              5,892              $78,122
-----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                            69,570             $941,303              5,082              $67,269
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             712                9,694                  3                   35
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (208)              (2,837)                --                   --
-----------------------------------------------------------------------------------------------------------
Net increase                           70,074             $948,160              5,085              $67,304
-----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R shares December 31, 2002, through September 30, 2003.
** For the period from the inception of Class 529A, 529B and 529C shares, July 31, 2002 through
   September 30, 2002.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $61,383 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust V and Shareholders of
MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series comprising MFS Series Trust V) (the "Trust") as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 6, 2003

-------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University
                                                         Graduate School of Business
INDEPENDENT TRUSTEES                                     Administration, Class of 1961
                                                         Adjunct Professor in
LAWRENCE H. COHN, M.D. (born 03/11/37)                   Entrepreneurship Emeritus;
Trustee                                                  CBL & Associates Properties, Inc.
Brigham and Women's Hospital, Chief of Cardiac           (real estate investment trust),
Surgery; Harvard Medical School, Professor of            Director
Surgery
                                                         J. DALE SHERRATT (born 09/23/38)
WILLIAM R. GUTOW (born 09/27/41)                         Trustee
Trustee                                                  Insight Resources, Inc. (acquisition planning
Private investor and real estate consultant;             specialists), President; Wellfleet Investments
Capitol Entertainment Management Company (video          (investor in health care companies), Managing
franchise), Vice Chairman                                General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
J. ATWOOD IVES (born 05/01/36)                           products), Chief Executive Officer (until May
Trustee                                                  2001)
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         ELAINE R. SMITH (born 04/25/46)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Independent health care industry consultant

                                                         WARD SMITH (born 09/13/30)
                                                         Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued
OFFICERS

JOHN W. BALLEN (born 09/12/59)                           ROBERT R. FLAHERTY (born 09/18/63)
Trustee and President                                    Assistant Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59)                  RICHARD M. HISEY (born 08/29/58)
Assistant Secretary and Assistant Clerk                  Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
STEPHEN E. CAVAN (born 11/06/53)                         Executive Vice President and Chief Financial
Secretary and Clerk                                      Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President, General Counsel and Secretary
                                                         ELLEN MOYNIHAN (born 11/13/57)
                                                         Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)                     Massachusetts Financial Services Company, Vice
Assistant Treasurer                                      President
Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             JAMES O. YOST (born 06/12/60)
Harriman & Co., Senior Vice President (November          Assistant Treasurer
2002 to April 2003); ING Groep N.V./Aeltus               Massachusetts Financial Services Company, Senior
Investment Management, Senior Vice President             Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 110 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              JP Morgan Chase Bank
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                          New York, NY 10081
02116-3741
                                                         AUDITORS
PORTFOLIO MANAGER                                        Deloitte & Touche LLP
David M. Calabro(1)                                      200 Berkeley St., Boston, MA 02116

(1) MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended September 30, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 37.36%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
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

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CONTACT INFORMATION
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INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number             Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606           8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576           9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day,
or stock and bond outlooks     touch-tone required    365 days a year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                            MTR-ANN-11/03 496M

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Atwood Ives and Ward Smith, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Ives and Smith are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable for annual reports filed on or after July 1, 2003.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V
             -------------------------------------------------------------------


By (Signature and Title)*  /s/ JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President

Date:  November 21, 2003
       ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* /s/ JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President
                          (Principal Executive Officer)

Date:  November 21, 2003
       ------------------

By (Signature and Title)* /s/ RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer
                          (Principal Financial Officer and Accounting Officer)

Date:  November 21, 2003
       ------------------

* Print name and title of each signing officer under his or her signature.